                                                       (NUVEEN INVESTMENTS LOGO)
--------------------------------------------------------------------------------

Nuveen Growth
-------------
and Income Funds
--------------------------------------------------------------------------------

      ---------------------------
      prospectus OCTOBER 26, 2001
      ---------------------------

     Portfolios of quality securities offering long-term growth and current income potential.

            INVEST WELL

LOOK AHEAD

              LEAVE YOUR MARK/SM/

(PHOTO APPEARS HERE)


            Large-Cap Value Fund
            European Value Fund
            Balanced Stock and Bond Fund
            Balanced Municipal and Stock Fund


            The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, expenses, portfolio holdings and historical performance information.

Introduction                                                                 1
------------------------------------------------------------------------------
Nuveen Large-Cap Value Fund                                                  2
------------------------------------------------------------------------------
Nuveen European Value Fund                                                   4
------------------------------------------------------------------------------
Nuveen Balanced Stock and Bond Fund                                          6
------------------------------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund                                     8
------------------------------------------------------------------------------

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                       10
------------------------------------------------------------------------------
What Types of Securities We Invest In                                       11
------------------------------------------------------------------------------
How We Select Investments                                                   13
------------------------------------------------------------------------------
How the Portfolio Manager Has Performed                                     14
------------------------------------------------------------------------------
What the Risks Are                                                          16
------------------------------------------------------------------------------
How We Manage Risk                                                          18
------------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                 21
------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                             22
------------------------------------------------------------------------------
How to Buy Shares                                                           23
------------------------------------------------------------------------------
Systematic Investing                                                        23
------------------------------------------------------------------------------
Systematic Withdrawal                                                       24
------------------------------------------------------------------------------
Special Services                                                            24
------------------------------------------------------------------------------
How to Sell Shares                                                          25
------------------------------------------------------------------------------

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                          28
------------------------------------------------------------------------------
Distribution and Service Plans                                              29
------------------------------------------------------------------------------
Net Asset Value                                                             30
------------------------------------------------------------------------------
Fund Service Providers                                                      30
------------------------------------------------------------------------------

Section 5  Financial Highlights

This section provides the funds' financial performance since inception.

Nuveen Large-Cap Value Fund                                                 31
------------------------------------------------------------------------------
Nuveen European Value Fund                                                  32
------------------------------------------------------------------------------
Nuveen Balanced Stock and Bond Fund                                         33
------------------------------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund                                    34
------------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

(LOGO)  Investment
        Strategy

(LOGO)  Risks

(LOGO)  Fees, Charges
        and Expenses

(LOGO)  Shareholder
        Instructions

(LOGO)  Performance and
        Current Portfolio
        Information

                                                                October 26, 2001

Section 1 The Funds

               Nuveen Large-Cap Value Fund
               Nuveen European Value Fund
               Nuveen Balanced Stock and Bond Fund
               Nuveen Balanced Municipal and Stock Fund

                 [SUBJECT LOGO: INTRODUCTION]

                 This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Growth and Income Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

                                                             Section 1 The Funds

     Nuveen Large-Cap Value Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

How the Fund Pursues Its Objective
The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

The fund may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital.

What are the Risks of Investing in the Fund?
The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?
This fund may be right for you if you are seeking:
 . long-term growth potential from a value-driven strategy;
 . to moderate the risks associated with stock investing;
 . to focus on established, well-known companies;
 . to meet long-term financial goals.

You should not invest in this fund if you are:
 . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
 . investing to meet short-term financial goals.
How the Fund Has Performed


Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund returns for each of the past four years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2000. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.

Total Returns/1/


                          [BAR CHART APPEARS HERE]
                           Class A Annual Returns
                    1997      1998      1999      2000
                    ----------------------------------
                    27.5       9.9      14.6       7.5

During the four years ended December 31, 2000, the fund's highest and lowest calendar quarter returns were 15.54% and -16.64%, respectively, for the quarters ended 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.

                                    Average Annual Total Returns for the
                                      Periods Ended December 31, 2000
                                    ....................................
                                                                      Inception
Class                                1 Year                       (August 7, 1996)
----------------------------------------------------------------------------------
Class A                                      1.28%                    15.03%
Class B                                      2.85%                    15.48%
Class C                                      6.73%                    15.72%
Class R                                      7.72%                    16.89%
----------------------------------------------------------------------------------
S&P 500 Index/1/                            -9.10%                    19.43%
S&P/Barra Value Index/1/                     6.08%                    17.82%
Russell 1000 Value Index/1/                  7.01%                    18.06%
Lipper Peer Group/1/                         1.95%                    16.47%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

Share Class                                              A       B     C   R/3/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             5.75%/4/  None  None None
 ................................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ................................................................................
Exchange Fees                                             None  None  None None
 ................................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None

 ................................................................................

Annual Fund Operating Expenses/8/


Paid From Fund Assets

Share Class                            A     B     C     R
--------------------------------------------------------------------------------
Management Fees                       .83%  .83%  .83%  .83%
 ................................................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ................................................................................
Other Expenses                        .26%  .26%  .26%  .26%
--------------------------------------------------------------------------------
Total Operating Expenses             1.34% 2.09% 2.09% 1.09%

 ................................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                     Redemption                 No Redemption
Share Class    A      B      C      R      A      B      C      R
--------------------------------------------------------------------------------
1 Year       $  704 $  606 $  212 $  111 $  704 $  212 $  212 $  111
 ................................................................................
3 Years      $  975 $  969 $  655 $  347 $  975 $  655 $  655 $  347
 ................................................................................
5 Years      $1,267 $1,236 $1,124 $  601 $1,267 $1,124 $1,124 $  601
 ................................................................................
10 Years     $2,095 $2,229 $2,421 $1,329 $2,095 $2,229 $2,421 $1,329

 ................................................................................

1. The Class A year-to-date return on net asset value as of 9/30/01 was -
   10.82%.
 Peer Group returns reflect the performance of the Lipper Large Cap Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Value Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies.
How the Fund Is Invested (as of 6/30/01)


Portfolio
Allocation        Actual Target
Equity             97%    90%
 ................................................................................
Cash Equivalents    3%    10%

 ................................................................................

Stock Portfolio Statistics


Beta                                              .72
 ................................................................................
Average Market Capitalization (Stocks)  $50.6 billion
 ................................................................................
Average P/E                                      13.6

 ................................................................................

Top 10 Stock Holdings/9/

Citigroup Inc.                 4.8%
 ................................................................................
Fannie Mae                     3.8%
 ................................................................................
Loews Corporation              3.8%
 ................................................................................
The Allstate Corporation       3.6%
 ................................................................................
Metlife, Inc.                  3.5%
 ................................................................................
Abbott Laboratories            3.4%
 ................................................................................
Household International, Inc.  3.3%
 ................................................................................
FPL Group, Inc.                3.2%
 ................................................................................
Conoco Inc.--Class B           2.8%
 ................................................................................
Weyerhaeuser Company           2.8%

 ................................................................................

 The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules. The adviser, pursuant to an agreement, waived fees and reimbursed expenses from August 1, 1998 through July 31, 2000, in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of any class of fund shares. The Total Operating Expenses provided in the table do not reflect such fee waiver and expense reimbursement.
9. As a percentage of the fund's stock holdings. Holdings will vary.
                                                             Section 1 The Funds

     Nuveen European Value Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk.

How the Fund Pursues Its Objective
The fund purchases primarily stocks of established, well-known European companies with at least $1 billion in market capitalization. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only those 20 to 30 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 65% of the fund's total assets in European equity securities, predominantly U.S.-traded ADRs, and we may invest up to 35% of the fund's assets in cash equivalents and short-term fixed-income securities in order to reduce volatility and preserve capital.

What are the Risks of Investing in the Fund?
The fund exposes you to market and foreign risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. The fund's focus on European Union stocks makes the fund more susceptible to any single European issue. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?
This fund may be right for you if you are seeking:
 . to invest in European equity securities;
 . to diversify an all U.S. portfolio.

You should not invest in this fund if you are:
 . unwilling to accept foreign investment risk, including potential sharp price declines;
 . investing to meet short-term goals.

How the Fund Has Performed


Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund returns for each of the past two years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2000. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with a broad measure of market performance.

Total Returns/1/


[Graphic]
                         BAR CHART APPEARS HERE
                         Class A Annual Returns
                            1999        2000
                            ----------------
                            26.0        -5.6

During the two years ended December 31, 2000, the fund's highest and lowest calendar quarter returns were 20.30% and -6.81%, respectively, for the quarters ended 12/31/99 and 9/30/00. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                                      Average Annual Total Returns
                                 for the Periods Ended December 31, 2000
                                 .......................................
                                                                           Inception
Class                              1 Year                               (May 29, 1998)
----------------------------------------------------------------------------------------
Class A                                  -11.00%                                   3.14%
Class B                                   -9.65%                                   3.33%
Class C                                   -6.26%                                   4.78%
Class R                                   -5.45%                                   5.76%
----------------------------------------------------------------------------------------
MSCI Europe IX GD/1/                      -8.14%                                   3.71%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

Share Class                                              A       B     C   R/3/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             5.75%/4/  None  None None
 ................................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ................................................................................
Exchange Fees                                             None  None  None None
 ................................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None
 ................................................................................
Redemption Fee/8/                                           2%    2%    2%   2%

 ................................................................................

Annual Fund Operating Expenses/9/


Paid From Fund Assets

Share Class                            A     B     C     R
--------------------------------------------------------------------------------
Management Fees                       .95%  .95%  .95%  .95%
 ................................................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ................................................................................
Other Expenses                       1.11% 1.11% 1.18% 1.10%
--------------------------------------------------------------------------------
Total Operating Expenses*            2.31% 3.06% 3.13% 2.05%

 ................................................................................

  *The Total Operating Expenses provided in the
  table above do not reflect a voluntary
  commitment by the fund's investment adviser
  to waive fees and reimburse expenses. From
  the Fund's commencement of operations through
  July 31, 2002, the investment adviser agreed
  to waive fees and reimburse expenses in order
  to prevent Total Operating Expenses
  (excluding any distribution or service fees
  and extraordinary expenses) from exceeding
  1.30% of the average daily net assets of any
  class of fund shares. The expense limitation
  may be modified at any time. Such expense
  limitation reduced the actual operating
  expenses for the most recent fiscal year to
  the levels provided below.
 .............................
  After Expense Reimbursements    A       B       C       R
 .............................
  Expense
  Reimbursements                 (.77%)  (.77%)  (.84%)  (.76%)
 .............................
  Total Operating
  Expenses--Net                  1.54%   2.29%   2.29%   1.29%

 .............................

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                     Redemption                 No Redemption
Share Class    A      B      C      R      A      B      C      R
--------------------------------------------------------------------
 1 Year      $  796 $  699 $  316 $  208 $  796 $  309 $  316 $  208
 ................................
 3 Years     $1,255 $1,250 $  966 $  643 $1,255 $  945 $  966 $  643
 ................................
 5 Years     $1,739 $1,713 $1,640 $1,103 $1,739 $1,606 $1,640 $1,103
 ................................
10 Years     $3,069 $3,200 $3,439 $2,379 $3,069 $3,200 $3,439 $2,379

 ................................
How the Fund Is Invested (as of 6/30/01)


 Portfolio Allocation   Actual Target
 Equity                  100%   90%
 ................................................................................
 Cash Equivalents         --%   10%

 ................................................................................

Stock Portfolio Statistics


Average Market Capitalization (Stocks)  $63.8 billion
 ................................................................................
Average P/E                                      13.9

 ................................................................................

Top 10 Stock Holdings/10/


Groupe Bruxelles Lambert S.A.                   8.4%
 ................................................................................
BP Amoco plc Sponsored ADR                      7.8%
 ................................................................................
Philips Electronics N.V.                        7.5%
 ................................................................................
Nestle S.A. Sponsored ADR                       4.8%
 ................................................................................
Investor AB--Class B                            4.8%
 ................................................................................
Bayerische Motoren Werke (BMW) AG               4.7%
 ................................................................................
ABN AMRO Holding N.V. Sponsored ADR             4.7%
 ................................................................................
Muenchener Rueckversicherungs--Gesellschaft AG  4.7%
 ................................................................................
Portugal Telecom, SGPS, S.A. Sponsored ADR      4.7%
 ................................................................................
Gucci Group N.V.                                4.7%

 ................................................................................

1. The Class A year-to-date return on net asset value as of 9/30/01 was -
   16.50%.
 The table also reflects the performance of the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. As a percentage of total redemption or exchange proceeds. Effective January 2, 2002, the Fund will impose a redemption fee on shares that are redeemed or exchanged within 90 days of acquisition by a Market Timer (as defined herein). See "How to Sell Shares--Redemption Fee Policy" for further information.
9. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct
   Rules.
10. As a percentage of the fund's stock holdings. Holdings will vary.
                                                             Section 1 The Funds

     Nuveen Balanced Stock and Bond Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

How the Fund Pursues Its Objective
The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst-- for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

What are the Risks of Investing in the Fund?
The fund exposes you to market risk, interest rate risk and credit risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?
This fund may be right for you if you are seeking:
 . long-term growth potential from a value-driven strategy;
 . a substantial measure of downside protection;
 . the convenience of a balanced portfolio in a single investment; . to focus on established, well-known companies;
 . to meet long-term financial goals.

You should not invest in this fund if you are:
 . unwilling to accept share price fluctuation;
 . investing to meet short-term financial goals.

How the Fund Has Performed


Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund returns for each of the past four years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2000. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.

Total Returns/1/


                     [BAR CHART APPEARS HERE]
                       Class A Annual Returns
               1997      1998      1999      2000
               ----------------------------------
               17.4      11.2      8.7       9.2

During the four years ended December 31, 2000, the fund's highest and lowest calendar quarter returns were 10.21% and -8.51%, respectively, for the quarters ended 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.

                                         Average Annual Total Returns
                                             for the Periods Ended
                                               December 31, 2000
                ...............................................................
                                                         Inception
Class                                   1 Year       (August 7, 1996)
-------------------------------------------------------------------------------
Class A                                      2.94%           11.38%
Class B                                      4.49%           11.76%
Class C                                      8.44%           12.08%
Class R                                      9.49%           13.17%
-------------------------------------------------------------------------------
S&P 500 Index/1/                            -9.10%           19.43%
S&P/Barra Value Index/1/                     6.08%           17.82%
Russell 1000 Value Index/1/                  7.01%           18.06%
Lipper Peer Group/1/                         2.39%           12.90%
Lehman Brothers Intermediate Treasury
 Index/1/                                   10.25%            7.02%
Market Benchmark Index/1/                    8.67%           13.88%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

Share Class                                              A       B     C   R/3/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             5.75%/4/  None  None None
 ................................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ................................................................................
Exchange Fees                                             None  None  None None
 ................................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None

 ................................................................................

Annual Fund Operating Expenses/8/


Paid From Fund Assets

Share Class                            A     B     C     R
--------------------------------------------------------------------------------
Management Fees                       .75%  .75%  .75%  .75%
 ................................................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ................................................................................
Other Expenses                        .41%  .40%  .40%  .40%
--------------------------------------------------------------------------------
Total Operating Expenses*            1.41% 2.15% 2.15% 1.15%

 ................................................................................
 *The Total Operating
 Expenses provided in the
 table above do not reflect a
 voluntary commitment by the
 fund's investment adviser to
 waive fees and reimburse
 expenses. From August 1,
 1998 through July 31, 2000
 and from August 1, 2000
 through July 31, 2002, the
 investment adviser agreed to
 waive fees and reimburse
 expenses in order to prevent
 Total Operating Expenses
 (excluding any distribution
 or service fees and
 extraordinary expenses) from
 exceeding .95% and 1.00%,
 respectively, of the average
 daily net assets of any
 class of fund shares. The
 expense limitation may be
 modified at any time. The
 expense limitations reduced
 the actual operating
 expenses for the most recent
 fiscal year to the levels
 provided below.

 .............................

  After Expense
  Reimbursements     A      B      C      R
 .............................
  Expense
  Reimbursements   (.17%) (.16%) (.16%) (.16%)
 .............................
  Total Operating
  Expenses--Net    1.24%  1.99%  1.99%   .99%

 .............................

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                  Redemption                 No Redemption
            A      B      C      R      A      B      C      R
Share Class
--------------------------------------------------------------------------------
1 Year    $  710 $  611 $  218 $  117 $  710 $  218 $  218 $  117
 ................................................................................
3 Years   $  996 $  987 $  673 $  365 $  996 $  673 $  673 $  365
 ................................................................................
5 Years   $1,302 $1,266 $1,154 $  633 $1,302 $1,154 $1,154 $  633
 ................................................................................
10 Years  $2,169 $2,295 $2,483 $1,398 $2,169 $2,295 $2,483 $1,398

 ................................................................................
How the Fund Is Invested (as of 6/30/01)


Portfolio Allocation         Actual Target
Equity                          69%    55%
 ................................................................................
U.S. Government Obligations     29%    40%
 ................................................................................
Cash Equivalents                 2%     5%

 ................................................................................

Portfolio Statistics

Average Market Capitalization (Stocks)  $50.5 billion
 ................................................................................
Average P/E                                      13.6
 ................................................................................
Average Duration (Bonds)                         5.04
 ................................................................................
Average Effective Maturity (Bonds)         7.51 years

 ................................................................................

Top 5 Stock Holdings/9/


Citigroup Inc.                 4.8%
 ................................................................................
Fannie Mae                     3.8%
 ................................................................................
Loews Corporation              3.8%
 ................................................................................
The Allstate Corporation       3.6%
 ................................................................................
Household International, Inc.  3.5%

 ................................................................................

1. The Class A year-to-date return on net asset value as of 9/30/01 was -5.48%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but with lower volatility (relative to the "growth" half). The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest
 U.S. companies. The Lehman Brothers Intermediate Treasury Index includes treasury securities with maturities ranging from 1 to 10 years. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The components of the Market Benchmark Index provided above are different from those previously included in the fund's prospectus. The Russell 1000 Value Index has replaced the S&P/Barra Value Index as the equity component of the Market Benchmark Index. The Russell 1000 Value Index is a broader-based index that more closely relates to the fund. If the S&P/Barra Value Index was included as the equity component of the Market Benchmark Index, the average annual total return of the Market
 Benchmark Index for the one year and since fund inception periods ended December 31, 2000, would have been 8.07% and 13.76%, respectively.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.
9. As a percentage of the fund's stock holdings. Holdings will vary.
                                                             Section 1 The Funds

     Nuveen Balanced Municipal and Stock Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

How the Fund Pursues Its Objective
The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

What are the Risks of Investing in the Fund?
The fund exposes you to market risk, interest rate risk and credit risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?
This fund may be right for you if you are seeking:
 . attractive after-tax returns from a value-driven strategy;
 . a substantial measure of downside protection;
 . the convenience of a balanced portfolio in a single investment; . to reduce the taxes on your investment return;
 . to meet long-term financial goals.

You should not invest in this fund if you are:
 . investing in a tax deferred account;
 . unwilling to accept share price fluctuation;
 . investing to meet short-term financial goals.
How the Fund Has Performed


Nuveen Institutional Advisory Corp. manages the municipal investments of the fund. Nuveen has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund returns for each of the past four years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2000. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.

Total Returns/1/


                                      [BAR CHART APPEARS HERE]
                                       Class A Annual Returns
                              1997      1998      1999      2000
                              ----------------------------------
                              16.3       8.3       4.6       6.2
During the four years ended December 31, 2000, the fund's highest and lowest calendar quarter returns were 7.74% and -6.09%, respectively, for the quarters ended 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                                        Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2000
              .................................................................
                                                                      Inception
Class                                  1 Year                     (August 7, 1996)
------------------------------------------------------------------------------------
Class A                                      0.08%                             8.32%
Class B                                      1.50%                             8.67%
Class C                                      5.46%                             8.99%
Class R                                      6.43%                            10.07%
------------------------------------------------------------------------------------
S&P 500 Index/1/                            -9.10%                            19.43%
S&P/Barra Value Index/1/                     6.08%                            17.82%
Russell 1000 Value Index/1/                  7.01%                            18.06%
Lipper Peer Group/1/                         2.39%                            12.90%
Lehman Brothers
10-Year Municipal
Bond Index/1/                               10.75%                             6.71%
Market Benchmark
Index/1/                                     9.60%                            11.47%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

Share Class                                              A       B     C   R/3/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             5.75%/4/  None  None None
 ................................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ................................................................................
Exchange Fees                                             None  None  None None
 ................................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None

 ................................................................................

Annual Fund Operating Expenses/8/


Paid From Fund Assets

Share Class                            A     B     C     R
--------------------------------------------------------------------------------
Management Fees                       .75%  .75%  .75%  .75%
 ................................................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ................................................................................
Other Expenses                        .26%  .26%  .26%  .26%
--------------------------------------------------------------------------------
Total Operating Expenses*            1.26% 2.01% 2.01% 1.01%

 ................................................................................

  *The Total Operating Expenses provided in the
  table above do not reflect a voluntary commitment
  by the fund's investment adviser to waive fees
  and reimburse expenses. From August 1, 1998
  through July 31, 2000 and from August 1, 2000
  through July 31, 2002, the investment adviser
  agreed to waive fees and reimburse expenses in
  order to prevent Total Operating Expenses
  (excluding any distribution or service fees and
  extraordinary expenses) from exceeding .95% and
  1.00%, respectively, of the average daily net
  assets of any class of fund shares. The expense
  limitation may be modified at any time. The
  expense limitations reduced the actual operating
  expenses for the most recent fiscal year to the
  levels provided below.
 ..............................
  After Expense Reimbursements     A       B       C       R
 ..............................
  Expense
  Reimbursements                 (.02%)  (.02%)  (.02%)  (.02%)
 ..............................
  Total Operating Expenses--
  Net                             1.24%   1.99%   1.99%    .99%

 ..............................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                     Redemption                 No Redemption
Share Class    A      B      C      R      A      B      C      R
--------------------------------------------------------------------------------
1 Year       $  696 $  598 $  204 $  103 $  696 $  204 $  204 $  103
 ................................................................................
3 Years      $  952 $  945 $  630 $  322 $  952 $  630 $  630 $  322
 ................................................................................
5 Years      $1,227 $1,195 $1,083 $  558 $1,227 $1,083 $1,083 $  558
 ................................................................................
10 Years     $2,010 $2,144 $2,338 $1,236 $2,010 $2,144 $2,338 $1,236

 ................................................................................

How the Fund Is Invested (as of 6/30/01)


Portfolio Allocation  Actual Target
Municipal Bonds          58%    60%
 ................................................................................
Equity                   42%    35%
 ................................................................................
Cash Equivalents         --      5%

 ................................................................................

Portfolio Statistics


Average Market Capitalization (Stocks)  $50.6 billion
 ................................................................................
Average P/E                                      13.6
 ................................................................................
Average Duration (Bonds)                         5.49
 ................................................................................
Average Effective Maturity (Bonds)         8.56 years

 ................................................................................

Top 5 Stock Holdings/9/


Citigroup Inc.            4.8%
 ................................................................................
Loews Corporation         3.8%
 ................................................................................
Fannie Mae                3.8%
 ................................................................................
The Allstate Corporation  3.6%
 ................................................................................
Metlife, Inc.             3.5%

 ................................................................................

Credit Quality (Bonds)/10/


AAA/U.S. Guaranteed  32.7%
 ................................................................................
AA                   16.6%
 ................................................................................
A                    10.2%
 ................................................................................
BBB                  25.2%
 ................................................................................
NR                   15.3%

 ................................................................................

1. The Class A year-to-date return on net asset value as of 9/30/01 was -2.38%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. The Lehman Brothers 10-Year Municipal Bond Index includes municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The components of the Market Benchmark Index provided above are different from those previously included in the fund's prospectus. The Russell 1000 Value Index has replaced the S&P/Barra Value Index as the equity component of the Market Benchmark Index. The Russell 1000 Value Index is a broader-based index that more closely relates to the fund. If the S&P/Barra Value Index was included as the equity component of the Market Benchmark Index the average annual total return of the Market Benchmark Index for the one year and since fund inception periods ended December 31, 2000, would have been 9.17% and 11.40%, respectively.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.
9. As a percentage of the fund's stock holdings. Holdings will vary.
10. As a percentage of the fund's bond holdings. Holdings will vary.
                                                             Section 1 The Funds

Section 2 How We Manage Your Money

                 To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

                 [SUBJECT LOGO: Who Manages the Funds]

                 Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.
                 [SUBJECT LOGO: Who Manages the Funds]

                 The NIM advisers are wholly-owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $75 billion in assets.

                 NIAC has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Large-Cap Value Fund, European Value Fund and the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm that was founded in 1970 and has approximately $13 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 15 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible in 2002 into a 20% common stock interest.

                 NIAC manages the municipal investments of the Balanced Municipal and Stock Fund. NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund as they relate to the municipal investments. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding provides daily oversight for and execution of the fund's municipal investment activities. Mr. Spalding has been a vice president of NIAC since 1990 and manager of the fund's municipal investments since February 1999. He is also a vice president of Nuveen Advisory Corp. and a Chartered Financial Analyst. Mr. Spalding currently manages investments for eight Nuveen-sponsored investment companies.
Section 2 How We Manage Your Money

                 For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

                                                       Balanced     Balanced
              Average Daily    Large-Cap   European    Stock and  Municipal and
              Net Assets      Value Fund  Value Fund   Bond Fund   Stock Fund

              For the first
              $125 million    .8500 of 1% .9500 of 1% .7500 of 1%  .7500 of 1%
                 ..............................................................
              For the next
              $125 million    .8375 of 1% .9375 of 1% .7375 of 1%  .7375 of 1%
                 ..............................................................
              For the next
              $250 million    .8250 of 1% .9250 of 1% .7250 of 1%  .7250 of 1%
                 ..............................................................
              For the next
              $500 million    .8125 of 1% .9125 of 1% .7125 of 1%  .7125 of 1%
                 ..............................................................
              For the next
              $1 billion      .8000 of 1% .9000 of 1% .7000 of 1%  .7000 of 1%
                 ..............................................................
              For net assets
              over $2
              billion         .7750 of 1% .8750 of 1% .6750 of 1%  .6750 of 1%

                 ..............................................................

                 For the most recent fiscal year, the funds paid NIAC the following management fees (as a percentage of average net assets):

              Large-Cap Value Fund               .81%
                 ..............................................................
              European Value Fund                .19%
                 ..............................................................
              Balanced Stock and Bond Fund       .59%
                 ..............................................................
              Balanced Municipal and Stock Fund  .74%

                 ..............................................................

                 Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

                 [SUBJECT LOGO: What Types of Securities We Invest In]

                 Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                 Equity Securities

                 Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 25% of net assets for the Large-Cap Value Fund, Balanced Stock and Bond Fund, and the Balanced Municipal and Stock Fund) and other securities with equity characteristics. In addition, the European Value Fund may invest in foreign securities denominated in foreign currencies. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch, Inc.) when purchased.

                 European Investments

                 The European Value Fund invests primarily in a diversified portfolio of stocks of established, well-known companies with at least $1 billion in market capitalization that are domiciled or have their principal activities in Europe. The domicile or the location of the principal activities of a company will be the country (1) under whose laws the company is organized, (2) in which the principal trading market for the equity securities issued by the company is located, or
                 (3) in which the company has over half its assets or derives half its revenues.
                                              Section 2 How We Manage Your Money

                 The European Value Fund may invest in a variety of European securities, including American Depositary Receipts (ADRs) and other types of depositary receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities, or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

                 Taxable Bonds

                 The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those rated in the four highest categories by Moody's Investors Service, Standard & Poor's or Fitch, Inc. when purchased.

                 Municipal Obligations

                 The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

                 The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                 The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.

                 The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.

                 Short-Term Investments

                 The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The Balanced Municipal and Stock
Section 2 How We Manage Your Money

                 Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

                 Delayed Delivery Transactions

                 The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

                 [SUBJECT LOGO: How We Select Investments]

                 We adhere to disciplined, value-driven investment strategies whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

                 Equity Securities

                 Institutional Capital selects for the Large-Cap Value Fund, Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that Institutional Capital believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Institutional Capital generally buys only 40 to 50 stocks which it believes have at least 15% price appreciation potential over the next 18 months for the equity portion of each of such funds' investment portfolio.

                 European Investments

                 Institutional Capital selects stocks for the European Value Fund from the universe of large- and mid-size European companies. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. These models consider certain factors including a stock's price-to-earnings ratio, earnings stability and cash flow. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that it believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or a new product launch, or as complex as a fundamentally improved industry outlook. Generally, Institutional Capital chooses only 20 to 30 stocks which it believes have at least 15% price appreciation potential over the next 18 months.

                 Taxable Fixed-Income Securities

                 Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. Institutional
                 Capital uses proprietary quantitative models and qualitative assessments of top-down economic and market factors to develop an outlook on interest rates. Institutional Capital then analyzes the current shape of the
                                              Section 2 How We Manage Your Money
                 yield curve as well as expected changes under different scenarios. Institutional Capital selects the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

                 Municipal Obligations for the Balanced Municipal and Stock
                 Fund

                 NIAC selects municipal bonds for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                 Portfolio Turnover

                 A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The funds anticipate that they may engage in active trading in equity securities. The equity portfolio turnover rate for the Large-Cap Value Fund, Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund will generally be between 100% and 200%. The equity portfolio turnover rate for the European Value Fund may exceed 200%. The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.

                 [SUBJECT LOGO: HOW THE PORTFOLIO MANAGER HAS PERFORMED]

                 The charts and tables below illustrate the historical performance of the portfolio manager's investment strategy for the Large-Cap Value Fund and the Balanced Stock and Bond Fund. The chart and table for the Large-Cap Value Fund presents the performance of Institutional Capital's Discretionary Equity Composite, which represents all its individually managed accounts (totalling $3.3 billion) that have substantially the same investment objectives and policies as the Large-Cap Value Fund. The chart and table for the Balanced Stock and Bond Fund presents the performance of Institutional Capital's Balanced Composite, which represents all its individually managed accounts (totalling $241 million) that have substantially the same investment objectives and policies as the Balanced Stock and Bond Fund. Of course, past performance is no indication of future results, and the charts and tables represent performance of managed accounts and not the performance of the funds.
Section 2 How We Manage Your Money

                 Institutional Capital's Discretionary Equity Composite Growth of a $10,000 Investment 7/1/81-6/30/01


                                     [CHART]


$425,000     Institutional Capital's Discretionary Equity Composite $182,573
$400,000
$375,000     S&P/Barra Value Index $179,212
$350,000
$325,000     Russell 100 Value Index $178,032
$300,000
$275,000     S&P 500 Index $173,405
$250,000
$225,000     Lipper Large Cap Value $151,562
$200,000
$175,000     CPI $19,648
$150,000
$125,000
$100,000
$ 75,000
$ 50,000
$ 25,000
$      0
             6/81          6/88          6/91          6/96          6/01


                 Institutional Capital's Discretionary Equity Composite
                 Returns

                                       Average Annual Total Returns
                              ...............................................
                              1-Year             5-Year             10-Year             20-Year
                 ------------------------------------------------------------------------------
              On Offer         4.37%             13.01%             14.58%              15.63%
                 ..............................................................
              On NAV          10.74%             14.35%             15.26%              15.97%

                 ..............................................................

                 The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.34% for the fund's most recent fiscal year. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Large Cap Value Index represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Value Fund Category. The S&P
                 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.
                                              Section 2 How We Manage Your Money

                 Institutional Capital's Balanced Composite
                 Growth of a $10,000 Investment 7/1/81-6/30/01

                                INSTITUTIONAL
                                  CAPITAL'S      LIPPER
         S&P 500  RUSSELL 1000    BALANCED      BALANCED              S&P/BARRA
          INDEX   VALUE INDEX     COMPOSITE    FUND INDEX    CPI     VALUE INDEX
         -------  ------------  -------------  ----------  --------  -----------
2Q81     10,000      10,000          9,425       10,000     10,000      10,000
2Q86     24,181      25,141         21,722       25,096     12,085      25,560
2Q91     42,490      36,341         42,405       38,690     15,015      43,673
2Q96     88,211      88,725         76,296       67,521     17,301      91,784
2Q01    173,405     178,032        130,407      111,162     19,648     179,212

                 Institutional Capital's Balanced Composite Returns

                                       Average Annual Total Returns
                              ...............................................
                              1-Year             5-Year             10-Year             20-Year
                 -------------------------------------------------------------------------------------------------------
              On Offer         4.05%             10.01%             11.23%              13.70%
                 ..............................................................
              On NAV          10.39%             11.32%             11.89%              14.04%
                 ..............................................................

                 The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.41% for the fund's most recent fiscal year. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Balanced Fund Index represents the average annualized returns of the 30 largest funds in the Lipper Balanced Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.

                 [SUBJECT LOGO: WHAT THE RISKS ARE]

                 Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                 Market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Section 2 How We Manage Your Money

                 Foreign investment risk: Securities of foreign issuers (which are limited to 25% of net assets for the Large-Cap Value Fund, Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

                 The European Value Fund is focused in the stocks of European Union companies. As a result, the European Value Fund is more susceptible to any single economic, political or regulatory occurence affecting the European Union, is less diversified and is subject to more market risk.

                 Interest rate risk: Because the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund also invest in bonds, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

                 Income risk: The Balanced Stock and Bond Fund's and the Balanced Municipal and Stock Fund's investment in bonds exposes the funds to income risk. Income risk is the risk that the income from the funds will decline because of falling market interest rates. This can result when the funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below a portfolio's current earnings rate.

                 Credit risk: The Balanced Stock and Bond Fund's and the Balanced Municipal and Stock Fund's investment in bonds also exposes them to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

                 Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                 Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund invest in stocks and bonds, they are subject to correlation risk.

                 In addition, with regard to the European Value Fund, the U.S. and European equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and European stocks. Sometimes, however, global trends will cause the U.S. and European markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.
                                              Section 2 How We Manage Your Money

                 [SUBJECT LOGO: How We Manage Risk]

                 Time-tested risk management strategies including broad portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges are utilized to help protect your capital during periods of market uncertainty or weakness. The Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

                 Portfolio Allocation Targets and Ranges

                 Each fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The funds have established the following allocation targets and operating ranges for each asset class:

                                                           Balanced      Balanced
                             Large-Cap       European      Stock and   Municipal and
                             Value Fund     Value Fund     Bond Fund    Stock Fund
                           Target Range   Target Range   Target Range  Target Range
                 ..............................................................
              Stocks          90% 65-100%    90% 65-100%    55% 40-70%    35% 30-50%
                 ..............................................................
              Bonds            --      --     --      --    40% 25-55%    60% 50-70%
                 ..............................................................
              Cash
              Equivalents     10%   0-35%    10%   0-35%     5%  0-20%     5%  0-10%
                 ..............................................................

                 A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.

                 Emphasis on American Depositary Receipts (ADRs)

                 The European Value Fund buys equity securities of European companies primarily in the form of sponsored ADRs that are traded in U.S. securities markets. Sponsored and exchange-traded ADRs must comply with U.S. Generally Accepted Accounting Principles and the reporting and disclosure requirements of the Securities and Exchange Commission. Furthermore, such ADRs settle within three days through the U.S. clearance system and are not subject to risks caused by the complicated and varied settlement standards that exist for many foreign securities exchanges or to currency risk during a transaction's settlement period.

                 Investment Limitations

                 The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                  . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                  . 25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users). For example, as of June 30, 2001, the funds were invested in the following sectors which may comprise multiple industries (as a percentage of the funds' stock holdings):

Section 2 How We Manage Your Money

                 Large-Cap
                 Value Fund


Financials          29.7%
 ........................
Consumer Cyclicals  14.9%
 ........................
Utilities           12.5%
 ........................
Capital Goods       11.5%
 ........................
Healthcare           8.9%
 ........................
Energy               8.5%
 ........................
Technology           5.2%
 ........................
Consumer Staples     3.6%
 ........................
Basic Materials      2.8%
 ........................
Transportation       2.4%
 ........................

                 European
                 Value Fund

Financials          35.9%
 ........................
Consumer Cyclicals  25.2%
 ........................
Consumer Staples     9.5%
 ........................
Utilities            9.2%
 ........................
Healthcare           8.1%
 ........................
Energy               7.7%
 ........................
Basic Materials      4.4%
 ........................

                 Balanced Stock and
                 Bond Fund


Financials          29.8%
 ........................
Consumer Cyclicals  15.0%
 ........................
Utilities           12.2%
 ........................
Capital Goods       11.6%
 ........................
Healthcare           8.9%
 ........................
Energy               8.5%
 ........................
Technology           5.2%
 ........................
Consumer Staples     3.6%
 ........................
Basic Materials      2.8%
 ........................
Transportation       2.4%
 ........................

                 Balanced Municipal
                 and Stock Fund

Financials          29.9%
 ........................
Consumer Cyclicals  14.9%
 ........................
Utilities           12.4%
 ........................
Capital Goods       11.5%
 ........................
Healthcare           8.9%
 ........................
Energy               8.6%
 ........................
Technology           5.3%
 ........................
Consumer Staples     3.6%
 ........................
Basic Materials      2.5%
 ........................
Transportation       2.4%
 ........................

                 Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                 Hedging and Other Defensive Investment Strategies

                 Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

                 Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the European Value Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. A fund could lose money on futures transactions or an option can expire worthless.

                 The Large-Cap Value Fund's, Balanced Stock and Bond Fund's, and the Balanced Municipal and Stock Fund's approach to equity investing may also provide a measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established
                                              Section 2 How We Manage Your Money
                 companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. In addition, the Large-Cap Value Fund frequently invests a small portion of its portfolio in cash equivalents which can provide a measure of added stability during adverse market conditions. For the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund, the funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.

                 Portfolio Manager Performance in Down Markets

                 Over the past 20 years, as of June 30, 2001, there have been five periods in which the S&P 500 declined by approximately 10% or more over at least a three-month time period. For the Large-Cap Value Fund and Balanced Stock and Bond Fund, portfolio manager performance is represented by the applicable fund's Class A returns on net asset value for the third quarter 1998 and for the period from the beginning of the second quarter 2000 through the second quarter 2001, and by Institutional Capital's Discretionary Equity Composite and Balanced Composite, respectively, for all prior periods. In four out of five of these periods, Institutional Capital's investment strategies provided superior capital protection when compared with the overall market and the applicable Lipper Fund peer group. In the third quarter 1998, however, these strategies did not provide superior relative protection. Of course, past performance does not guarantee future results, and Composite performance does not represent actual fund results. Please see the discussion under "How the Portfolio Manager Has Performed" for a detailed discussion of portfolio manager composite returns and the index returns to which they are compared.

                 Portfolio Manager Down-Market Performance


            Institutional Capital's Discretionary Equity Composite

                          [Bar Chart Appears Here]

                           2Q81-2Q82       4Q87         3Q90
Institutional Capital
Discretionary Equity
Composite                    0.83%       -10.11%       -7.84%

Lipper Large Cap
Value Index                 -7.52%       -19.55%      -13.41%

S&P 500 Index              -13.47%       -22.63%      -13.78%
                             Large-Cap Value Fund
                             3Q98        2Q00-2Q01
Large-Cap Value Fund       -16.64%         5.43%

Lipper Large Cap
Value Index                -11.07%        -1.91%

S&P 500 Index               -9.92%       -17.09%

                  Institutional Capital's Balanced Composite
                          [Bar Chart Appears Here]

                           2Q81-2Q82       4Q87         3Q90
Institutional Capital's      3.65%       -9.34%         -6.82%
Balanced Composite
Lipper Balanced
Fund Index                  -0.67%      -13.26%         -8.09%
S&P 500 Index              -13.47%      -22.63%        -13.78%
                         Balanced Stock and Bond Fund
                             3Q98        2Q00-2Q01
Balanced Stock
and Bond Fund               -8.51%         7.31%
Lipper Balanced
Fund Index                  -5.79%        -2.24%
S&P 500 Index               -9.92%       -17.09%
Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

                 We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

                 [Subject Logo: What Share Classes We Offer]

                 Class A Shares

                 You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:

                                                                                    Authorized Dealer
                                       Sales Charge as % of  Sales Charge as % of  Commission as % of
               Amount of Purchase      Public Offering Price Net Amount Invested  Public Offering Price

               Less than $50,000               5.75%                 6.10%                5.00%
                 ..............................................................
               $50,000 but less than
               $100,000                        4.50%                 4.71%                4.00%
                 ..............................................................
               $100,000 but less than
               $250,000                        3.75%                 3.90%                3.25%
                 ..............................................................
               $250,000 but less than
               $500,000                        2.75%                 2.83%                2.50%
                 ..............................................................
               $500,000 but less than
               $1,000,000                      2.00%                 2.04%                1.75%
                 ..............................................................
               $1,000,000 and over               --/1/                 --                   --/1/

                 ..............................................................
                 1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase.
                    The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                 Class B Shares

                 You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets.
                 The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.
                                       Section 3 How You Can Buy and Sell Shares

                 Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted
                 Class B shares.

               Years Since Purchase    0-1   1-2   2-3   3-4   4-5   5-6   Over 6

               CDSC                    5%    4%    4%    3%    2%    1%     None

                 Class C Shares

                 You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                 Class R Shares

                 You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

                 [SUBJECT LOGO: How to Reduce Your Sales Charge]

                 We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                 Class A Sales    Class A Sales    Class R
                 Charge           Charge Waivers   Eligibility
                 Reductions       . Nuveen         . Certain
                 .Rights of         Defined          employees and
                 accumulation       Portfolio or     directors of
                                    Exchange-        Nuveen or
                                    Traded Fund      employees of
                                    reinvestment     authorized
                                                     dealers
                 .Letter of
                 intent
                 .Group purchase
                                  .Retirement
                                  plans            .Bank trust
                                  . Certain        departments
                                    employees and
                                    directors of
                                    Nuveen or
                                    employees of
                                    authorized
                                    dealers
                                  .Bank trust
                                  departments

                 In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.
Section 3 How You Can Buy and Sell Shares

                 [Subject Logo: How to Buy Shares]

                 Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                 Through a Financial Advisor

                 You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                 By Mail

                 You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.

                 Investment Minimums

                 The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                 [SUBJECT LOGO: Systematic Investing]

                 Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic invesment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form.

                 [Systematic Investing]

                 From Your Bank Account

                 You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                 From Your Paycheck

                 With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                                       Section 3 How You Can Buy and Sell Shares

                 Systematic Exchanging

                 You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                 One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

                 [Subject Logo: Systematic Withdrawal]

                 If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                 You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

                 [Subject Logo: Special Services]

                 To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                 Exchanging Shares

                 You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                 The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                 The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.
Section 3 How You Can Buy and Sell Shares

                 Fund Direct/SM/

                 The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                 Reinstatement Privilege

                 If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                 [Subject Logo: How to Sell Shares]

                 You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC or a redemption fee, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen.
                 The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.
                                       Section 3 How You Can Buy and Sell Shares

An Important
Note About
Telephone
Transactions

Although
Nuveen
Investor
Services has
certain
safeguards and
procedures to
confirm the
identity of
callers, it
will not be
liable for
losses
resulting from
following
telephone
instructions
it reasonably
believes to be
genuine. Also,
you should
verify your
trade
confirmations
immediately
upon receipt.




An Important
Note About
Involuntary
Redemption

From time to
time, the
funds may
establish
minimum
account size
requirements.
The funds
reserve the
right to
liquidate your
account upon
30 days'
written notice
if the value
of your
account falls
below an
established
minimum. The
funds have set
a minimum
balance of
$100 unless
you have an
active Nuveen
Defined
Portfolio
reinvestment
account. You
will not be
assessed a
CDSC on an
involuntary
redemption.

                 Through Your Financial Advisor

                 You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                 By Telephone

                 If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                 By Mail

                 You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:

                  . The fund's name;

                  . Your name and account number;

                  . The dollar or share amount you wish to redeem;

                  . The signature of each owner exactly as it appears on the account;

                  . The name of the person to whom you want your redemption
                    proceeds paid (if other than to the shareholder of record);

                  . The address where you want your redemption proceeds sent
                    (if other than the address of record);

                  . Any certificates you have for the shares; and

                  . Any required signature guarantees.

                 We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                 Redemptions In-Kind

                 The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                 Redemption Fee Policy

                 Effective January 2, 2002, the European Value Fund will assess a 2% fee on the proceeds of fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the European Value Fund. The fee is intended to offset the trading costs and fund operating expenses associated with frequent
Section 3 How You Can Buy and Sell Shares
                 trading. When a Market Timer redeems or exchanges European Value Fund shares subject to the redemption fee, the fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order.

                 You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or
                 (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise engage in a trading pattern deemed to be adverse to a Nuveen fund's operations.
                 In the event you are considered a Market Timer, you will receive written notice of such status and will be required to place all subsequent trades directly with Nuveen. In addition to the assessment of a redemption fee, the European Value
                 Fund imposes certain other restrictions on trading activities by Market Timers. See the Statement of Additional Information for a complete description of these restrictions.
                                       Section 3 How You Can Buy and Sell Shares

Section 4 General Information

                 To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

                 [Subject Logo: Dividends, Distributions and Taxes]

                 Payment and Reinvestment Options

                 The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at
                 (800) 257-8787.

                 Foreign Income Tax Considerations

                 Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                 Taxes and Tax Reporting

                 The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                 Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                 Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                 Please consult the Statement of Additional Information and your tax advisor for more information about taxes.
Section 4 General Information

                 Buying or Selling Shares Close to a Record Date

                 Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                 Distribution Schedule

                                                 Tax-Free Dividends Taxable Dividends Capital Gains

              Large-Cap Value Fund                    None              Annually        Annually
              ....................................................................................
              European Value Fund                     None              Annually        Annually
              ....................................................................................
              Balanced Stock and Bond Fund            None              Quarterly       Annually
              ....................................................................................
              Balanced Municipal and Stock Fund       Monthly           Annually        Annually
              ....................................................................................

                 [Subject Logo: Distribution and Service Plans]

                 Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                 Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.
                                                   Section 4 General Information

                 [Subject Logo: NET ASSET VALUE]

                 The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                 In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.

                 If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

[FUND SERVICE PROVIDERS]

                 The custodian of the assets of the funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.
Section 4 General Information

Section 5 Financial Highlights

                 The financial highlights table is intended to help you understand a fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

Nuveen Large-Cap Value Fund


Class
(Inception
Date)                    Investment Operations           Less Distributions
                      ------------------------------  ---------------------------
                                         Net
                                   Realized/
                                  Unrealized                                       Ending
            Beginning        Net  Investment                 Net                      Net
Year Ended  Net Asset Investment        Gain          Investment  Capital           Asset     Total
June 30,        Value     Income      (Loss)   Total      Income    Gains   Total   Value Return(a)
----------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $24.35      $ .16      $ 2.49  $ 2.65       $(.21)  $(2.39) $(2.60) $24.40     11.02%
 2000           27.07        .22       (1.62)  (1.40)       (.25)   (1.07)  (1.32)  24.35     (5.33)
 1999           26.50        .19        2.64    2.83        (.04)   (2.22)  (2.26)  27.07     12.37
 1998           24.01        .26        4.55    4.81        (.25)   (2.07)  (2.32)  26.50     21.59
 1997 (c)**     17.96        .30        6.18    6.48        (.20)    (.23)   (.43)  24.01     36.30
Class B (8/96)
 2001           24.17       (.03)       2.46    2.43        (.02)   (2.39)  (2.41)  24.19     10.23
 2000           26.87        .03       (1.60)  (1.57)       (.06)   (1.07)  (1.13)  24.17     (5.97)
 1999           26.47        .01        2.61    2.62          --    (2.22)  (2.22)  26.87     11.52
 1998           24.00        .10        4.51    4.61        (.07)   (2.07)  (2.14)  26.47     20.70
 1997 (c)**     17.97        .21        6.13    6.34        (.08)    (.23)   (.31)  24.00     35.37
Class C (8/96)
 2001           24.13       (.03)       2.47    2.44        (.02)   (2.39)  (2.41)  24.16     10.24
 2000           26.84        .03       (1.61)  (1.58)       (.06)   (1.07)  (1.13)  24.13     (5.97)
 1999           26.43        .01        2.62    2.63          --    (2.22)  (2.22)  26.84     11.58
 1998           23.98        .10        4.49    4.59        (.07)   (2.07)  (2.14)  26.43     20.63
 1997 (c)**     17.97        .21        6.11    6.32        (.08)    (.23)   (.31)  23.98     35.26
Class R (8/96)
 2001           24.41        .22        2.49    2.71        (.27)   (2.39)  (2.66)  24.46     11.24
 2000           27.14        .28       (1.62)  (1.34)       (.32)   (1.07)  (1.39)  24.41     (5.13)
 1999           26.52        .24        2.67    2.91        (.07)   (2.22)  (2.29)  27.14     12.71
 1998           24.02        .32        4.56    4.88        (.31)   (2.07)  (2.38)  26.52     21.91
 1997 (c)**     17.96        .30        6.24    6.54        (.25)    (.23)   (.48)  24.02     36.65
----------------------------------------------------------------------------------------------------
Class
(Inception
Date)                Ratios/Supplemental Data
            ---------------------------------------------
                                     Ratio of
                                          Net
                         Ratio of  Investment
                         Expenses   Income to
            Ending Net to Average     Average  Portfolio
Year Ended      Assets        Net         Net   Turnover
June 30,         (000)  Assets(b)   Assets(b)       Rate
----------------------------------------------------------------------------------------------------
Class A (8/96)
 2001         $672,917       1.33%        .63%        90%
 2000          669,651       1.30         .85        155
 1999          793,546       1.24         .76        134
 1998          790,063       1.20        1.04        131
 1997 (c)**    616,209       1.20*       1.53*       110
Class B (8/96)
 2001           91,117       2.08        (.11)        90
 2000           93,275       2.06         .11        155
 1999           95,174       1.99         .03        134
 1998           71,909       1.95         .38        131
 1997 (c)**     10,664       1.95*       1.03*       110
Class C (8/96)
 2001           63,835       2.07        (.13)        90
 2000           55,303       2.07         .09        155
 1999           41,071       1.98         .04        134
 1998           21,426       1.95         .39        131
 1997 (c)**      3,630       1.95*       1.04*       110
Class R (8/96)
 2001           19,188       1.08         .88         90
 2000           17,604       1.06        1.09        155
 1999           16,904        .99        1.00        134
 1998           18,335        .95        1.26        131
 1997 (c)**     15,647        .95*       1.56*       110
----------------------------------------------------------------------------------------------------

 * Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.32%, 2.07%, 2.07% and 1.07% for classes A, B, C, and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are .64%, (.11)%, (.12)% and .88% for classes A, B, C and
    R, respectively.
(c) From commencement of class operations as noted.
                                                  Section 5 Financial Highlights

Nuveen European Value Fund

Class
(Inception
Date)                    Investment Operations           Less Distributions
                      ------------------------------  ---------------------------
                                         Net
                                    Realized
                                         and
                                  Unrealized                                       Ending
            Beginning        Net  Investment                 Net                      Net
Year Ended  Net Asset Investment        Gain          Investment  Capital           Asset     Total
June 30,        Value     Income      (Loss)   Total      Income    Gains   Total   Value Return(a)
-----------------------------------------------------------------------------------------------------
Class A (5/98)
 2001          $23.34       $.09      $(2.67) $(2.58)      $(.18)  $(2.04) $(2.22) $18.54    (11.60)%
 2000           20.17        .18        3.28    3.46        (.18)    (.11)   (.29)  23.34     17.22
 1999           19.86        .22         .10     .32        (.01)      --    (.01)  20.17      1.63
 1998 (c)       20.00        .02        (.14)   (.12)       (.02)      --    (.02)  19.86      (.59)
Class B (5/98)
 2001           23.17       (.06)      (2.67)  (2.73)       (.01)   (2.04)  (2.05)  18.39    (12.21)
 2000           20.04        .01        3.26    3.27        (.03)    (.11)   (.14)  23.17     16.34
 1999           19.87        .04         .13     .17          --       --      --   20.04       .86
 1998 (c)       20.00        .03        (.15)   (.12)       (.01)      --    (.01)  19.87      (.60)
Class C (5/98)
 2001           23.16       (.06)      (2.66)  (2.72)       (.01)   (2.04)  (2.05)  18.39    (12.16)
 2000           20.04        .01        3.25    3.26        (.03)    (.11)   (.14)  23.16     16.29
 1999           19.87        .07         .10     .17          --       --      --   20.04       .86
 1998 (c)       20.00        .01        (.13)   (.12)       (.01)      --    (.01)  19.87      (.60)
Class R (5/98)
 2001           23.39        .14       (2.68)  (2.54)       (.24)   (2.04)  (2.28)  18.57    (11.41)
 2000           20.21        .24        3.29    3.53        (.24)    (.11)   (.35)  23.39     17.44
 1999           19.87        .23         .13     .36        (.02)      --    (.02)  20.21      1.86
 1998 (c)       20.00        .03        (.13)   (.10)       (.03)      --    (.03)  19.87      (.52)
-----------------------------------------------------------------------------------------------------
Class
(Inception
Date)                Ratios/Supplemental Data
            ---------------------------------------------
                                     Ratio of
                                          Net
                         Ratio of  Investment
                         Expenses   Income to
            Ending Net to Average     Average  Portfolio
Year Ended      Assets        Net         Net   Turnover
June 30,         (000)  Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------------------------
Class A (5/98)
 2001           $2,355       1.55%        .45%       263%
 2000            3,373       1.56         .80        281
 1999            3,277       1.55        1.15        230
 1998 (c)          102       1.55*       1.33*         5
Class B (5/98)
 2001            2,723       2.30        (.30)       263
 2000            3,518       2.31         .03        281
 1999            3,130       2.30         .19        230
 1998 (c)          335       2.30*       1.59*         5
Class C (5/98)
 2001              642       2.30        (.33)       263
 2000              868       2.31         .05        281
 1999              711       2.30         .34        230
 1998 (c)           42       2.30*        .60*         5
Class R (5/98)
 2001            4,177       1.30         .69        263
 2000            5,395       1.31        1.06        281
 1999            4,135       1.30        1.20        230
 1998 (c)        3,240       1.30*       1.75*         5
-----------------------------------------------------------------------------------------------------

 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.54%, 2.29%, 2.29% and 1.29% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are .46%, (.29)%, (.32)% and .70% for classes A, B, C and R, respectively.
(c) From commencement of class operations as noted.
Section 5 Financial Highlights

Nuveen Balanced Stock and Bond Fund


Class
(Inception
Date)                    Investment Operations         Less Distributions
                      ----------------------------  ---------------------------
                                        Net
                                  Realized/
                                 Unrealized                                      Ending
            Beginning        Net Investment                Net                      Net
Year Ended  Net Asset Investment       Gain         Investment  Capital           Asset     Total
June 30,        Value     Income     (Loss)  Total      Income    Gains   Total   Value Return(a)
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $25.20       $.57     $ 2.00  $2.57       $(.58)  $(1.94) $(2.52) $25.25     10.39%
 2000           27.18        .69      (1.02)  (.33)       (.70)    (.95)  (1.65)  25.20     (1.23)
 1999           26.39        .58       1.93   2.51        (.57)   (1.15)  (1.72)  27.18     10.21
 1998           23.84        .77       3.11   3.88        (.76)    (.57)  (1.33)  26.39     16.71
 1997 (c)       20.00        .70       3.66   4.36        (.42)    (.10)   (.52)  23.84     22.04
Class B (8/96)
 2001           25.20        .37       2.00   2.37        (.38)   (1.94)  (2.32)  25.25      9.58
 2000           27.18        .50      (1.02)  (.52)       (.51)    (.95)  (1.46)  25.20     (1.97)
 1999           26.39        .39       1.93   2.32        (.38)   (1.15)  (1.53)  27.18      9.39
 1998           23.84        .59       3.10   3.69        (.57)    (.57)  (1.14)  26.39     15.86
 1997 (c)       20.00        .46       3.75   4.21        (.27)    (.10)   (.37)  23.84     21.26
Class C (8/96)
 2001           25.21        .37       2.00   2.37        (.38)   (1.94)  (2.32)  25.26      9.58
 2000           27.19        .50      (1.02)  (.52)       (.51)    (.95)  (1.46)  25.21     (1.93)
 1999           26.39        .40       1.93   2.33        (.38)   (1.15)  (1.53)  27.19      9.39
 1998           23.84        .59       3.10   3.69        (.57)    (.57)  (1.14)  26.39     15.86
 1997 (c)       20.00        .53       3.68   4.21        (.27)    (.10)   (.37)  23.84     21.26
Class R (8/96)
 2001           25.19        .62       2.01   2.63        (.64)   (1.94)  (2.58)  25.24     10.66
 2000           27.18        .76      (1.03)  (.27)       (.77)    (.95)  (1.72)  25.19     (1.02)
 1999           26.39        .65       1.93   2.58        (.64)   (1.15)  (1.79)  27.18     10.48
 1998           23.84        .83       3.11   3.94        (.82)    (.57)  (1.39)  26.39     16.99
 1997 (c)       20.00        .61       3.80   4.41        (.47)    (.10)   (.57)  23.84     22.31
--------------------------------------------------------------------------------------------------
Class
(Inception
Date)                Ratios/Supplemental Data
            ---------------------------------------------
                                     Ratio of
                                          Net
                         Ratio of  Investment
                         Expenses   Income to
            Ending Net to Average     Average  Portfolio
Year Ended      Assets        Net         Net   Turnover
June 30,         (000)  Assets(b)   Assets(b)       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $49,030       1.25%       2.20%        73%
 2000           52,470       1.21        2.66         81
 1999           67,512       1.19        2.27         96
 1998           69,614       1.10        3.06         86
 1997 (c)       56,686       1.10*       3.39*        52
Class B (8/96)
 2001           12,243       2.00        1.43         73
 2000           11,200       1.96        1.92         81
 1999           12,856       1.94        1.54         96
 1998           10,356       1.85        2.32         86
 1997 (c)          646       1.85*       2.23*        52
Class C (8/96)
 2001            6,498       2.00        1.44         73
 2000            6,620       1.96        1.93         81
 1999            7,142       1.94        1.54         96
 1998            4,142       1.85        2.31         86
 1997 (c)          980       1.85*       2.53*        52
Class R (8/96)
 2001            5,396       1.00        2.42         73
 2000            4,625        .96        2.91         81
 1999            4,445        .94        2.53         96
 1998            3,413        .85        3.32         86
 1997 (c)        6,052        .85*       3.12*        52
--------------------------------------------------------------------------------------------------

 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.24%, 1.99%, 1.99% and .99% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 2.21%, 1.44%, 1.45% and 2.43% for classes A, B, C and
    R, respectively.
(c) From commencement of class operations as noted.
                                                  Section 5 Financial Highlights

Nuveen Balanced Municipal and Stock Fund


Class
(Inception
Date)                    Investment Operations         Less Distributions
                      ----------------------------  ---------------------------
                                        Net
                                   Realized
                                        and
                                 Unrealized                                      Ending
            Beginning        Net Investment                Net                      Net
Year Ended  Net Asset Investment       Gain         Investment  Capital           Asset     Total
June 30,        Value     Income     (Loss)  Total      Income    Gains   Total   Value Return(a)
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $24.31       $.73      $1.09  $1.82       $(.85)  $(1.13) $(1.98) $24.15      7.60%
 2000           25.45        .74       (.96)  (.22)       (.81)    (.11)   (.92)  24.31      (.83)
 1999           25.46        .62        .70   1.32        (.65)    (.68)  (1.33)  25.45      5.49
 1998           23.11        .67       2.66   3.33        (.61)    (.37)   (.98)  25.46     14.71
 1997 (c)       20.00        .56       3.02   3.58        (.42)    (.05)   (.47)  23.11     18.05
Class B (8/96)
 2001           24.70        .56       1.10   1.66        (.49)   (1.13)  (1.62)  24.74      6.85
 2000           25.65        .57       (.97)  (.40)       (.44)    (.11)   (.55)  24.70     (1.57)
 1999           25.53        .46        .68   1.14        (.34)    (.68)  (1.02)  25.65      4.71
 1998           23.11        .49       2.67   3.16        (.37)    (.37)   (.74)  25.53     13.91
 1997 (c)       20.00        .40       3.04   3.44        (.28)    (.05)   (.33)  23.11     17.32
Class C (8/96)
 2001           24.68        .56       1.10   1.66        (.49)   (1.13)  (1.62)  24.72      6.86
 2000           25.63        .57       (.97)  (.40)       (.44)    (.11)   (.55)  24.68     (1.57)
 1999           25.51        .45        .69   1.14        (.34)    (.68)  (1.02)  25.63      4.71
 1998           23.10        .49       2.66   3.15        (.37)    (.37)   (.74)  25.51     13.87
 1997 (c)       20.00        .40       3.03   3.43        (.28)    (.05)   (.33)  23.10     17.27
Class R (8/96)
 2001           24.13        .78       1.09   1.87        (.97)   (1.13)  (2.10)  23.90      7.84
 2000           25.33        .80       (.96)  (.16)       (.93)    (.11)  (1.04)  24.13      (.64)
 1999           25.39        .68        .71   1.39        (.77)    (.68)  (1.45)  25.33      5.81
 1998           23.11        .72       2.66   3.38        (.73)    (.37)  (1.10)  25.39     14.94
 1997 (c)       20.00        .61       3.03   3.64        (.48)    (.05)   (.53)  23.11     18.38
--------------------------------------------------------------------------------------------------
Class
(Inception
Date)                Ratios/Supplemental Data
            ---------------------------------------------
                                     Ratio of
                                          Net
                         Ratio of  Investment
                         Expenses   Income to
            Ending Net to Average     Average  Portfolio
Year Ended      Assets        Net         Net   Turnover
June 30,         (000)  Assets(b)   Assets(b)       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001         $ 85,586       1.24%       2.98%        37%
 2000           93,400       1.21        3.01         53
 1999          123,917       1.19        2.52         52
 1998          117,005       1.10        2.73         87
 1997 (c)       79,952       1.10*       2.79*        32
Class B (8/96)
 2001           41,641       1.99        2.23         37
 2000           45,779       1.96        2.26         53
 1999           52,718       1.94        1.83         52
 1998           32,384       1.85        1.96         87
 1997 (c)        2,051       1.85*       1.99*        32
Class C (8/96)
 2001           14,302       1.99        2.23         37
 2000           14,837       1.96        2.27         53
 1999           20,498       1.94        1.80         52
 1998           14,908       1.85        1.97         87
 1997 (c)        1,559       1.85*       1.97*        32
Class R (8/96)
 2001            1,120       1.00        3.22         37
 2000            1,111        .96        3.26         53
 1999            1,182        .94        2.76         52
 1998            1,353        .85        2.99         87
 1997 (c)        6,963        .85*       3.16*        32
--------------------------------------------------------------------------------------------------

 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.24%, 1.99%, 1.99% and .99% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 2.98%, 2.23%, 2.23% and 3.23% for classes A, B, C and R, respectively.
(c) From commencement of class operations as noted.
Section 5 Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico
New York/2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen and NIAC. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The funds' Investment Company file number is 811-07619.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.   Long-term and insured long-term portfolios.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

Statement of Additional Information
October 26, 2001
Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN LARGE-CAP VALUE FUND
NUVEEN EUROPEAN VALUE FUND
NUVEEN BALANCED STOCK AND BOND FUND
NUVEEN BALANCED MUNICIPAL AND STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from a Fund, by written request to the appli-cable Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086, or by calling 800-257-8787. This Statement of Additional Information re-lates to, and should be read in conjunction with, the Prospectus for the Funds. The Prospectus for the Funds is dated October 26, 2001.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-5
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Management                                                                B-27
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Fund Manager and Sub-Adviser                                              B-34
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Portfolio Transactions                                                    B-36
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Net Asset Value                                                           B-38
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Tax Matters                                                               B-40
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Performance Information                                                   B-47
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Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-55
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Distribution and Service Plans                                            B-69
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Independent Public Accountants, Custodian and Transfer Agent              B-72
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Financial Statements                                                      B-72
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General Trust Information                                                 B-72
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Appendix A--Ratings of Investments                                         A-1
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
The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this State-ment of Additional Information.

                              GENERAL INFORMATION

Nuveen Large-Cap Value Fund ("Large-Cap Value Fund"), Nuveen European Value Fund ("European Value Fund"), Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") and Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") (indi-vidually a "Fund" and collectively the "Funds") are series of the Nuveen In-vestment Trust (the "Trust"), an open-end diversified management series invest-ment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding. The Large-Cap Value Fund was formerly known as the Nuveen Growth and Income Stock Fund.

Certain matters under the Investment Company Act of 1940, which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless ap-proved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed- delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of own-ership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obliga-tions backed only by the assets and revenues of non-governmental users).

The foregoing restrictions and limitations will apply only at the time of pur-chase of securities, and the percentage limitations will not be considered vi-olated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a secu-rity when its assets and revenues are separate from other governmental enti-ties and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computa-tion of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facili-ty, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is is-sued or guaranteed by the insurer; instead, the issuer of such Municipal Obli-gation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.

The foregoing fundamental investment policies, together with the investment objective of each of the Large-Cap Value Fund, the European Value Fund, the Stock/Bond Fund and the Muni/Stock Fund, and certain other policies specifi-cally identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

(4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions there-
of) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the European Value Fund or to securities of pooled investment vehicles or mortgage or asset-backed securities.

(5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(7) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Investment in Municipal Obligations

Portfolio Investments
Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obliga-tions will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of Nuveen Insti-tutional Advisory Corp. ("NIAC"), have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Munici-pal Obligations, may be in such unrated bonds. The foregoing policies are fun-damental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "investment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment char-acteristics and in fact have speculative characteristics as well, while Munici-pal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guar-anteeing the timely payment, when due, of all principal and interest. A general description of Moody's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be re-quired to dispose of securities in the event Moody's or S&P downgrades its as-sessment of the credit characteristics of a particular issuer.

The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in NIAC's opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that rep-resent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the market-place. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issu-
er) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are con-sidered undervalued. The Muni/Stock Fund's investment in underrated or under-valued Municipal Obligations will be based on NIAC's belief that their prices should ultimately reflect their true value.

The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or in-stallment purchase contract obligations (hereinafter collectively called "Mu-nicipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the mu-nicipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obliga-tion. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or re-leasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that con-tain "non-appropriation" clauses, and by only investing in those "non-appropri-ation" Municipal Lease Obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institutional investors.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Muni/Stock Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant ad-verse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its as-sets in temporary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary in-vestments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal in-come tax. For further information, see "Cash Equivalents and Short-Term Invest-ments" below.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obliga-tions of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon mu-nicipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be ma-terially affected.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
The Large-Cap Value Fund and the European Value Fund may invest up to 35% of their total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rat-ing of at least A or higher by S&P, Moody's or Fitch (and for the European Value Fund only, any other securities determined by the portfolio manager to be of comparable quality) and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary de-fensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-ex-empt temporary investments are not available at reasonable prices and yields. Short-term taxable fixed income securities are defined to include, without lim-itation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest. In addition, the European Value Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully in-sured. The Muni/Stock Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) The Large-Cap Value Fund, European Value Fund and the Stock/Bond Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding pe-riod since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is lim-ited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the af-fected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collat-eral could be delayed or impaired because of certain provisions of the bank-ruptcy laws.

(5) The Large-Cap Value Fund and the European Value Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continu-ously monitor the corporation's ability to meet all of its financial obliga-tions, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Large-Cap Value Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or Fitch 2 or higher by Fitch. The European Value Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, or Fitch 2 or higher by Fitch, or unrated commer-cial paper which is, in the opinion of the portfolio manager, of comparable quality. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the high-est grade by Moody's or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities
The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defen-sive measure in response to prevailing market conditions, up to 100% of its to-tal assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-ex-empt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delin-quencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the rev-enues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be se-cured differently from those mentioned above.

Equity Securities

Under normal market conditions, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund will invest the assets allocated to equity investments primar-ily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with eq-uity characteristics. The Large-Cap Value Fund, under normal market conditions, will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Large-Cap Value Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk.

Convertible bonds and debentures must be rated Baa or higher by Moody's or BBB or higher by S&P, or Fitch. Bonds rated Baa or BBB, although considered invest-ment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

In addition, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" be-low.

Foreign Securities

The European Value Fund may invest up to 100% of its net assets in foreign se-curities. The Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may in-vest up to 25% of its net assets in foreign securities denominated in U.S. dol-lars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is de-nominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the re-ports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regula-tion of foreign brokers, securities markets and issuers; diplomatic develop-ments; and political or social instability. Foreign economies may differ favor-ably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than com-parable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

The Funds may invest in foreign securities by purchasing depositary receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities repre-senting indirect ownership interests in the securities of foreign issuers. How-ever, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in Euro-pean and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying se-curities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. Howev-er, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that rep-resents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evi-dence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" fa-cilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the secu-rity underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facil-ity frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securi-ties.

The Funds may also invest directly in the securities of foreign issuers. For the Large-Cap Value Fund, Stock/Bond Fund and the Muni/Stock Fund the securi-ties must be dollar denominated, while the securities held by the European Value Fund do not have to be dollar denominated. In considering whether to in-vest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences be-tween economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The European Value Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentali-ties. The European Value Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several na-tional governments, such as the International Bank for Reconstruction and De-velopment (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the European Value Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

The European Value Fund's investments will be allocated among securities de-nominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of as-sets invested in securities of a particular country or denominated in a par-ticular currency will vary in accordance with the portfolio manager's assess-ment of the country's gross domestic product, purchasing power parity and mar-ket capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the portfolio manager in de-termining whether to increase or decrease the emphasis placed upon a particular type of security within the European Value Fund.

Securities transactions conducted outside the U.S. may not be regulated as rig-orously as in the U.S., may not involve a clearing mechanism and related guar-antees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and set-tlement terms and procedures and the margin requirements than in the U.S., and
(v) lower trading volume and liquidity.

The European Value Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

Currency Risks. To the extent that the European Value Fund invests in securi-ties that are denominated in a currency other than U.S. dollars, the European Value Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, the European Value Fund's investment in securities denomi-nated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, the European Value Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the European Value Fund val-ues its assets daily in U.S. dollars, the European Value Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign ex-change dealers may realize a profit on the difference between the price at which the European Value Fund buys and sells currencies. The European Value Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The European Value Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward con-tracts to purchase or sell foreign contracts.

Hedging Strategies

General Description of Hedging Strategies
Each Fund may engage in hedging activities. NIAC or Institutional Capital Cor-poration ("ICAP") may cause a Fund to utilize a variety of financial instru-ments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative in-struments to manage the risks of its assets. Risk management strategies in-clude, but are not limited to, facilitating the sale of Fund securities, manag-ing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considera-tions.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options
In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, cer-tain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100.

Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Ex-change, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of ICAP or NIAC to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock index-es, depends on the degree to which price movements in the underlying index cor-relate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correla-tion will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected in-creases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory au-thorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying fi-nancial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a par-ticular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on secu-rities or indexes. The purchase of put options on Futures Contracts is analo-gous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract consti-tutes a partial hedge against declining prices of the securities which are de-liverable upon exercise of the Futures Contract. If the futures price at expi-ration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, howev-er, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NIAC's or ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might in-crease the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Con-tracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin de-posit requirements in futures markets, there might be increased participation by speculators in the futures markets.This participation also might cause tem-porary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capi-tal gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be re-quired to be deferred to a later taxable year.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and consider-ations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, curren-cies, and commodities markets, which may require different skills than pre-dicting changes in the prices of individual securities. There can be no assur-ance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limita-tions, and operating policies. In making such a judgment, the portfolio man-ager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment ob-jective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a re-sult of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated in-struments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in de-rivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the under-lying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a de-rivative instrument used in a short hedge (such as writing a call option, buy-ing a put option or selling a futures contract) increased by less than the de-cline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the in-vestments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using in-struments on indices will depend, in part, on the degree of correlation be-tween price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain seg-regated accounts, and/or make margin payments when it takes positions in deriv-ative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expi-ration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to li-quidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price cer-tainty agrees to surrender the potential upside in exchange for downside pro-tection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a de-rivative transaction may try to avoid payment by exploiting various legal un-certainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC deriva-tives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instru-ments.

Foreign Hedging Instruments

Foreign Currency Transactions. The European Value Fund may engage in foreign currency forward contracts, options, and futures transactions. The European Value Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the European Value Fund invests in a currency futures or op-tions contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Euro-pean Value Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addi-tion, the European Value Fund may segregate assets to cover its futures con-tracts obligations.

Forward Foreign Currency Exchange Contracts. The European Value Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is impor-tant to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the European Value Fund's best interest to do so. The European Value Fund will not speculate in foreign cur-rency exchange.

The European Value Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to de-liver an amount of foreign currency in excess of the value of its portfolio se-curities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio man-ager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the European Value Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exer-cise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although pur-chasing a foreign currency option can protect the European Value Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the European Value Fund held securities denominated in a foreign currency that was appreci-ating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the European Value Fund would not have to exercise its put option. Likewise, if the European Value Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the European Value Fund would not have to exercise its call. Instead, the European Value Fund could ac-quire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign cur-rency options. The markets in foreign currency options are relatively new, and the European Value Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the European Value Fund will not purchase or write such options unless and un-til, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any spe-cific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency rela-tive to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no re-lationship to the investment merits of a foreign security. Because foreign cur-rency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the under-lying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign curren-cies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quota-tion information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the ex-tent that the U. S. options markets are closed while the markets for the under-lying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures con-tracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency ex-change contracts. The European Value Fund may be able to achieve these objec-tives possibly more effectively and at a lower cost by using futures transac-tions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as de-scribed above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the European Value Fund will not purchase or write options on foreign currency futures con-tracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the European Value Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repur-chase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by a Fund and to NIAC as to any municipal security, al-though it has retained oversight and ultimate responsibility for such determi-nations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale mar-ket; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instru-ments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advis-able, if any, to protect liquidity.

Short Sales Against the Box
When ICAP or NIAC, as applicable, believes that the price of a particular secu-rity held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box in-volves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have re-ceived had it sold the stock in the market. On the other hand, if the price ap-preciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued ba-sis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by a Fund to the issuer and no inter-est is accrued on debt securities or dividend income is earned on equity secu-rities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to pur-chase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determin-ing its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securi-ties or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies
Each Fund, other than the European Value Fund, may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the se-curities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substan-tially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings of small companies at dis-counts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securi-ties.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also re-ceive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

--------------------------------------------------------------------------------
                            Date of     Position and      Principal Occupations
      Name and Address       Birth   Offices with Trust  During Past Five Years
--------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   3/28/49   Chairman,         Chairman (since July
 333 West Wacker Drive                President         1996) and Director,
 Chicago, IL 60606                    and Trustee       formerly Executive Vice
                                                        President, of The John
                                                        Nuveen Company (from
                                                        March 1992 to July 1996)
                                                        and of Nuveen
                                                        Investments; Director
                                                        and Chairman (since July
                                                        1996), formerly
                                                        Executive Vice President
                                                        (from May 1994 to July
                                                        1996) of Nuveen
                                                        Institutional Advisory
                                                        Corp. and Nuveen
                                                        Advisory Corp.; Chairman
                                                        and Director (since
                                                        January 1997) of Nuveen
                                                        Asset Management, Inc.;
                                                        Director (since 1996) of
                                                        Institutional Capital
                                                        Corporation; Chairman
                                                        and Director of
                                                        Rittenhouse Financial
                                                        Services Inc. (since
                                                        1999); Chief Executive
                                                        Officer (since September
                                                        1999) of Nuveen Senior
                                                        Loan Asset Management
                                                        Inc.

--------------------------------------------------------------------------------
 James E. Bacon             2/27/31   Trustee           Business consultant;
 114 W. 47th St.                                        retired; formerly
 New York, NY 10036                                     Director of Lone Star
                                                        Industries (1992-1999).
--------------------------------------------------------------------------------
 William E. Bennett         10/16/46  Trustee           Retired, previously
 55 West Monroe Street                                  President and C.E.O. of
 Chicago, IL 60606                                      Draper & Kramer, Inc.
                                                        (real estate).
--------------------------------------------------------------------------------
 Jack B. Evans              10/22/48  Trustee           President, The Hall-
 115 Third Street, S.E.                                 Perrine Foundation, a
 Cedar Rapids, IA 52401                                 private philanthropic
                                                        corporation (since
                                                        1996); formerly
                                                        President and Chief
                                                        Operating Officer, SCI
                                                        Financial Group, Inc., a
                                                        regional financial
                                                        services firm.
--------------------------------------------------------------------------------
 William L. Kissick         7/29/32   Trustee           Professor, School of
 University of Pennsylvania                             Medicine and the Wharton
 3615 Chestnut Street                                   School of Management and
 Philadelphia, PA 19104                                 former Chairman, Leonard
                                                        Davis Institute of
                                                        Health Economics,
                                                        University of
                                                        Pennsylvania.
--------------------------------------------------------------------------------
 Thomas E. Leafstrand       11/11/31  Trustee           Retired, previously Vice
 412 W. Franklin                                        President in charge of
 Wheaton, IL 60187                                      Municipal Underwriting
                                                        and Dealer Sales at The
                                                        Northern Trust Company.
--------------------------------------------------------------------------------
 Sheila W. Wellington       2/24/32   Trustee           President (since 1993)
 250 Park Avenue                                        of Catalyst (a not-for-
 New York, NY 10003                                     profit organization
                                                        focusing on women's
                                                        leadership development
                                                        in business and the
                                                        professions).

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                       Date of         Position and           Principal Occupations
   Name and Address     Birth       Offices with Trust       During Past Five Years
------------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President              Vice President of Nuveen
 333 West Wacker Drive          and Treasurer               Investments (January
 Chicago, IL 60606                                          1999); prior thereto,
                                                            Assistant Vice President
                                                            (January 1997);
                                                            formerly, Associate of
                                                            Nuveen Investments;
                                                            Chartered Financial
                                                            Analyst; Vice President
                                                            and Treasurer (since
                                                            September 1999) of
                                                            Nuveen Senior Loan Asset
                                                            Management Inc.
------------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp. (since
 Chicago, IL 60606                                          January 1997); prior
                                                            thereto, Vice President
                                                            and Portfolio Manager
                                                            (since September 1991)
                                                            of Flagship Financial.
------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Investments; Vice
 Chicago, IL 60606                                          President (since January
                                                            1998) of Nuveen Advisory
                                                            Corp. and Nuveen
                                                            Institutional Advisory
                                                            Corp.
------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp. (since
 Chicago, IL 60606                                          December 1995);
                                                            Assistant Vice President
                                                            of Nuveen Advisory Corp.
                                                            (from September 1992 to
                                                            December 1995),
                                                            Chartered Financial
                                                            Analyst.
------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and          Vice President of Nuveen
 333 West Wacker Drive          Controller                  Investments; Certified
 Chicago, IL 60606                                          Public Accountant; Vice
                                                            President (since
                                                            September 1999) of
                                                            Nuveen Senior Loan Asset
                                                            Management Inc.;
                                                            Certified Public
                                                            Accountant.
------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp.;
 Chicago, IL 60606                                          Chartered Financial
                                                            Analyst.
------------------------------------------------------------------------------------
 Richard A Huber       3/26/63  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Institutional Advisory
 Chicago, IL 60606                                          Corp. (since March 1998)
                                                            and Nuveen Advisory
                                                            Corp. (since January
                                                            1997); prior thereto,
                                                            Vice President and
                                                            Portfolio Manager of
                                                            Flagship Financial.
------------------------------------------------------------------------------------
 Steven J. Krupa       8/21/57  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp.
 Chicago, IL 60606
------------------------------------------------------------------------------------
 David J. Lamb         3/22/63  Vice President (since 2000) Vice President (since
 333 West Wacker Drive                                      March 2000) of Nuveen
 Chicago, IL 60606                                          Investments, previously
                                                            Assistant Vice President
                                                            (since January 1999),
                                                            prior thereto, Associate
                                                            of Nuveen Investments;
                                                            Certified Public
                                                            Accountant.
------------------------------------------------------------------------------------
 Larry W. Martin       7/27/51  Vice President and          Vice President,
 333 West Wacker Drive          Assistant Secretary         Assistant Secretary and
 Chicago, IL 60606                                          Assistant General
                                                            Counsel of Nuveen
                                                            Investments; Vice
                                                            President and Assistant
                                                            Secretary of Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp.; Vice
                                                            President and Assistant
                                                            Secretary (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Assistant Secretary of
                                                            The John Nuveen Company;
                                                            Vice President and
                                                            Assistant Secretary
                                                            (since September 1999)
                                                            of Nuveen Senior Loan
                                                            Asset Management Inc.
------------------------------------------------------------------------------------
 Edward F. Neild, IV    7/7/65  Vice President              Vice President (since
 333 West Wacker Drive                                      September 1996),
 Chicago, IL 60606                                          previously Assistant
                                                            Vice President (since
                                                            December 1993) of Nuveen
                                                            Advisory Corp.,
                                                            Portfolio Manager prior
                                                            thereto; Vice President
                                                            (since September 1996),
                                                            previously Assistant
                                                            Vice President (since
                                                            May 1995) of Nuveen
                                                            Institutional Advisory
                                                            Corp., Portfolio Manager
                                                            prior thereto; Chartered
                                                            Financial Analyst.
------------------------------------------------------------------------------------
 Stephen S. Peterson   9/20/57  Vice President              Vice President (since
 333 West Wacker Drive                                      September 1997 of Nuveen
 Chicago, IL 60606                                          Advisory Corp.),
                                                            previously Assistant
                                                            Vice President (since
                                                            September 1996 of Nuveen
                                                            Advisory Corp.),
                                                            Portfolio Manager prior
                                                            thereto; Chartered
                                                            Financial Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of    Position and       Principal Occupations
    Name and Address      Birth  Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President     Vice President of Nuveen
 333 West Wacker Drive                              Advisory Corp. and Nuveen
 Chicago, IL 60606                                  Institutional Advisory
                                                    Corp.; Chartered Financial
                                                    Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and Vice President, Assistant
 333 West Wacker Drive           Secretary          Secretary and Associate
 Chicago, IL 60606                                  General Counsel, previously
                                                    Assistant General Counsel
                                                    of Nuveen Investments; Vice
                                                    President and Assistant
                                                    Secretary of Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.; Assistant Secretary
                                                    of The John Nuveen Company;
                                                    Vice President and
                                                    Assistant Secretary (since
                                                    September 1999) of Nuveen
                                                    Senior Loan Asset
                                                    Management Inc.; Chartered
                                                    Financial Analyst.
-------------------------------------------------------------------------------

William L. Kissick and Timothy R. Schwertfeger serve as members of the Execu-tive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of fourteen open-end and closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Man-agement Inc. ("NSLAM"). None of the independent trustees has ever been a di-rector, officer, or employee of, or a consultant to, NIAC, Nuveen or their af-filiates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 102 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ended June 30, 2001 and the total compensation that the Nuveen Funds paid to such trustees during that one year period. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                     Aggregate     Deferred   Total Compensation
                                    Compensation Compensation   from Trust and
                                      from the   Payable from Fund Complex Paid
        Name of Trustee               Trust(1)   the Trust(2)   to Trustees(3)
        ---------------             ------------ ------------ ------------------
        James E. Bacon.............    $6,069      $ 8,592         $47,000
        William E. Bennett(/4/)....    $3,660      $    --         $10,750
        Jack B. Evans..............    $7,482      $ 6,963         $47,000
        William L. Kissick.........    $8,807      $ 5,496         $47,000
        Thomas E. Leafstrand.......    $8,102      $ 7,096         $49,200
        Sheila W. Wellington.......    $  162      $14,033         $47,000

--------
(1) The compensation paid (but not including amounts deferred) to the indepen-dent trustees for the fiscal year ended June 30, 2001 for services to the Trust.
(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been in-vested in shares of one or more eligible Nuveen Funds. The amounts pro-vided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.
(3) Based on the compensation paid (including any amounts deferred) to the in-dependent trustees for the fiscal year ended June 30, 2001 for services to the fourteen open-end and closed-end funds advised by NIAC and the two funds advised by NSLAM.
(4) Mr. Bennett was appointed to the Board on January 31, 2001.

Each trustee who is not affiliated with NIAC or ICAP receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in per-son or a $500 fee per day plus expenses for attendance by telephone at a meet-ing held on a day on which no regular Board meeting is held, a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Ex-ecutive Committee held solely to declare dividends, and a $200 fee per day plus expenses for attendance in person or by telephone at a meeting of the Dividend Committee. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen or its affiliates.

The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic ac-tivities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to par-ticipate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contri-bution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

As of October 17, 2001, the officers and trustees of each Fund, in the aggre-gate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of October 17, 2001, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                  Name and Address of Owner     Ownership
----------------------                  -------------------------     ----------
Nuveen Large-Cap Value Fund
 Class R Shares.................... American Express Trust Co.          36.84%
                                    UA Jul 01 89
                                    FBD Amer Exp. Trust Ret. Ser. Pl.
                                    c/o Pat Brown
                                    PO Box 50534
                                    Minneapolis, MN 55440-0534

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   18.80%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   34.76%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   42.58%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
Nuveen Balanced Stock and Bond
 Fund                           Northern Trust Co. Trust                63.59%
 Class R Shares...............  John Nuveen Scholarship Plan
                                c/o Diane Day
                                P.O. Box 92956
                                Chicago, IL 60675-2956
                                American Express Trust Co.              11.41%
                                Amer Exp. Trust Ret. Ser. Pl.
                                c/o Pat Brown
                                P.O. Box 50534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   21.87%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   36.66%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   53.68%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

                                                                     Percentage
                                                                     of Record
Name of Fund and Class               Name and Address of Owner       Ownership
----------------------               -------------------------       ----------
Nuveen Balanced Municipal and
 Stock Fund                    Merrill Lynch, Pierce, Fenner & Smith   16.37%
 Class R Shares............... For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl. 3
                               Jacksonville, FL 32246-6484
                               Leonard Pearl                           12.72%
                               and Joan D. Pearl
                               JT Wros
                               707 Mix Ave. Apt. 24
                               Hamden, CT 06514-2208
                               B. Ronald Angers                         6.33%
                               687 Sacandaga Rd.
                               Scotia, NY 12302
                               Arthur Angers                            6.33%
                               2008 Arbor Dr.
                               Clearwater, FL 33760
                               Leonard Angers                           6.33%
                               109 Gullot Rd.
                               Schenectady, NY 12306
                               Salomon Smith Barney Inc.                6.24%
                               00189031640
                               333 West 34th St., 3rd Floor
                               New York, NY 10001
Class A Shares................ Merrill Lynch, Pierce, Fenner & Smith   15.70%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
Class B Shares................ Merrill Lynch, Pierce, Fenner & Smith   36.66%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith   36.73%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
                               PaineWebber                              5.29%
                               For the benefit of James E. Simon
                               Attn: Trustee
                               8501 SW 103 Ave.
                               Gainesville, FL 32608-7206

                                                                        Percentage
                                                                        of Record
Name of Fund and Class             Name and Address of Owner            Ownership
----------------------             -------------------------            ----------
Nuveen European Value
 Fund                    American Express Finl. Adv. Inc.                 13.44%
 Class R Shares......... c/o Pat Brown
                         50534 AXP Financial Center
                         Minneapolis, MN 55474
                         Timothy R. Schwertfeger                           5.20%
                         and Gail Waller
                         333 W. Wacker Dr. Floor 33
                         Chicago, IL 60606-1286
 Class A Shares......... Merrill Lynch, Pierce, Fenner & Smith            23.83%
                         For the benefit of its customers
                         Attn: Fund Administration
                         4800 Deer Lake Dr. E FL 3
                         Jacksonville, FL 32246-6484
                         Douglas D. Brendle                                9.76%
                         P.O. Box 5008
                         Winston-Salem, NC 27113-5008
 Class B Shares......... Merrill Lynch, Pierce, Fenner & Smith            34.35%
                         For the benefit of its customers
                         Attn: Fund Administration
                         4800 Deer Lake Dr. E FL 3
                         Jacksonville, FL 32246-6484
                         A.G. Edwards & Sons Inc.                          6.93%
                         For the benefit of Aberdeen Capital
                         AC 0661-0767132
                         One North Jefferson
                         St. Louis, MO 63103-2287
 Class C Shares......... Merrill Lynch, Pierce, Fenner & Smith            39.96%
                         For the benefit of its customers
                         Attn: Fund Administration
                         4800 Deer Lake Dr. E FL 3
                         Jacksonville, FL 32246-6484
                         Dean Witter Reynolds                              6.09%
                         Custodian for Charles G. Clark c/o Tyson Foods
                         P.O. Box 250 Church Street Station
                         New York, NY 10008-0250
                         USB Piper Jaffray as Custodian                    5.19%
                         For the benefit of Joe Schwab
                         800 Nicolet Mall
                         Minneapolis, MN 55402-7020

                          FUND MANAGER AND SUB-ADVISER

Fund Manager
NIAC acts as the manager of each Fund, with responsibility for the overall man-agement of each Fund. NIAC is a Delaware Corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Large-Cap Value Fund, Euro-pean Value Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages each Fund's investment portfolio. For the Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's su-pervision, manages the Fund's equity investments. NIAC is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NIAC and ICAP, see "Who Manages the Funds" in the Pro-spectus.

NIAC is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is princi-pally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Pro-spectus under "Who Manages the Fund." In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Stock/Bond Fund and the Muni/Stock Fund for the period August 7, 1996 (inception) through July 31, 1998, the period August 1, 1998 through July 31, 2000 and for the pe-riod August 1, 2000 through July 31, 2002 in order to prevent total operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding .85%, .95% and 1.00%, respectively, of the average daily net as-set value of any class of shares of the Funds. NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Large-Cap Value Fund for the period August 7, 1996 (inception) through July 31, 1998 and for the period August 1, 1998 through July 31, 2000 in order to prevent total operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding .95% and 1.05%, respectively, of the average daily net asset value of any class of shares of the Fund. In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the European Value Fund for the period May 29, 1998 (inception) through July 31, 2002 in order to prevent total operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding 1.30% of the aver-age daily net asset value of any class of shares of the Fund. The expense limi-tations may be waived at any time. The Prospectus includes current expense waivers and expense reimbursements for the Funds. The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the three most recent fiscal years.

                         Amount of Management Fees (Net   Amount of Fees Waived and
                         of Expense Reimbursements by     Expenses Reimbursed by
                         NIAC)                            NIAC
                         -------------------------------- --------------------------
                         7/1/98-    7/1/99-    7/1/00-    7/1/98-  7/1/99-  7/1/00-
                         6/30/99    6/30/00    6/30/01    6/30/99  6/30/00  6/30/01
                         ---------- ---------- ---------- -------- -------- --------
Nuveen Large-Cap Value
 Fund................... $6,563,959 $7,101,230 $6,891,055 $347,366 $291,021 $117,869
Nuveen European Value
 Fund................... $    6,233 $       -- $   21,718 $ 86,754 $234,652 $ 87,771
Nuveen Balanced Stock
 and Bond Fund.......... $  505,439 $  491,753 $  437,870 $144,674 $140,646 $117,308
Nuveen Balanced
 Municipal and Stock
 Fund................... $1,303,718 $1,223,969 $1,087,716 $ 70,901 $101,801 $ 18,179

In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and de-ducted before payment of dividends to investors.

The Funds, the other Nuveen funds, NIAC, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund manage-ment personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take ad-vantage of a Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transac-tions.

Sub-Adviser
ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is compensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets. Under a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Large-Cap Value Fund, European Value Fund, and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio.

Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays Institutional Capital separate portfolio management fees for the equity and fixed-income portions of the funds' assets, if applicable, according to the following schedule:

      Assets of All the Nuveen-
      Sponsored
      Investment Products Managed by   Equity Portfolio Fixed-Income Portfolio
      ICAP                             Management Fee   Management Fee
      ------------------------------   ---------------- ----------------------
      For the first $500 million.....     .35% of 1%          .20% of 1%
      For the next $500 million......     .30% of 1%          .15% of 1%
      For assets over $1 billion.....     .25% of 1%          .12% of 1%

The equity and fixed-income portfolio management fees are each paid on a spec-ified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%, 100%, 55% and 35%, respectively, for the Large-Cap Value Fund, European Value Fund, Stock/Bond Fund and Muni/Stock Fund. The specified proportion for the fixed-income portfolio man-agement fee is currently 45% for the Stock/Bond Fund. In addition, for the Eu-ropean Value Fund, NIAC has agreed to pay Institutional Capital a supplemental management fee until assets in the aggregate in this fund and another European fund subadvised by Institutional Capital reach $50 million. When this level is reached, the aggregate amount of the supplemental fee paid by NIAC will be credited back to NIAC through a temporary reduction in fees.

ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP cur-rently maintains a staff of 15 investment professionals. Each of the invest-ment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times a week and attended by all professionals.

These meetings also provide for the ongoing review of ICAP's investment posi-tions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and indi-vidual security holdings are reviewed to verify their continued appropriate-ness. Investment recommendations are presented to the committee for decisions.

With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio trans-actions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private invest-ors. ICAP has approximately $13 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. The following table sets forth the fees paid by NIAC to ICAP for its services for the three most recent fiscal years.

                                                Amount Paid by NIAC to ICAP
                                                --------------------------------
                                                7/1/98-    7/1/99-    7/1/00-
                                                6/30/99    6/30/00    6/30/01
                                                ---------- ---------- ----------
Nuveen Large-Cap Value Fund.................... $2,725,923 $2,908,541 $2,770,249
Nuveen European Value Fund..................... $   44,602 $   57,223 $   52,582
Nuveen Balanced Stock and Bond Fund............ $  233,276 $  226,568 $  199,440
Nuveen Balanced Municipal and Stock Fund....... $  210,040 $  201,706 $  168,799

                             PORTFOLIO TRANSACTIONS

NIAC (with respect to transactions in Municipal Obligations) and ICAP (with re-spect to other transactions) are responsible for decisions to buy and sell se-curities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio bro-kerage and principal business. It is the policy of both NIAC and ICAP to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Pur-chases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obli-gations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transac-tions.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sell-ers of securities; (b) furnishing analyses and reports concerning issuers, in-dustries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and per-forming functions incidental thereto (such as clearance, settlement, and cus-tody).

In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, secu-rities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research infor-mation and brokerage services provided by such broker to NIAC or ICAP or the Funds. NIAC and ICAP believes that the research information received in this manner provides the Funds with benefits by supplementing the research other-wise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is rea-sonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to ICAP under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or ICAP of research services.

NIAC and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC and/or ICAP in ser-vicing all of its accounts; not all of such services may be used by NIAC and/or ICAP in connection with the Funds. NIAC and ICAP believe it is not pos-sible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of com-missions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securi-ties available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.

                                                  Aggregate Amount of
                                                  Brokerage Commissions
                                                  ------------------------------
                                                  7/1/98-    7/1/99-    7/1/00-
                                                  6/30/99    6/30/00    6/30/01
                                                  ---------- ---------- --------
Nuveen Large-Cap Value Fund...................... $1,521,387 $1,540,874 $983,549
Nuveen European Value Fund....................... $   34,442 $   54,748 $ 68,185
Nuveen Balanced Stock and Bond Fund.............. $   94,262 $   84,000 $ 60,517
Nuveen Balanced Municipal and Stock Fund......... $  125,054 $  118,415 $ 73,917

During the fiscal year ended June 30, 2001, the Large-Cap Value Fund, European Value Fund, Stock/Bond Fund and Muni/Stock Fund paid to brokers as commissions in return for research services $514,780, $59,289, $29,643 and $37,526, respec-tively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $538,879,891, $45,454,179, $29,239,977 and
$50,389,185, respectively.

The Funds have acquired during the fiscal year ended June 30, 2001 the securi-ties of their regular brokers or dealers as defined in rule 10b-1 under the In-vestment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended June 30, 2001:

                                                                                            Aggregate Fund
                                                                                            Holdings of Broker/Dealer
                                                                                            or Parent
Fund                                      Broker/Dealer               Issuer                (as of June 30, 2001)
----                                      -------------               ------                -------------------------
Nuveen Large-Cap Value Fund               J.P. Morgan Securities Inc. Chase Manhattan Corp.            $--
                                          Salomon Smith Barney Inc.   Citigroup Inc.               $39,706,829
Nuveen European Value Fund                UBS Warburg LLC             UBS AG                       $   426,030
Nuveen Balanced Stock and Bond Fund       J.P. Morgan Securities Inc. Chase Manhattan Corp.            $--
                                          Salomon Smith Barney Inc.   Citigroup Inc.               $ 2,423,982
Nuveen Balanced Municipal and Stock Fund  J.P. Morgan Securities Inc. Chase Manhattan Corp.            $--
                                          Salomon Smith Barney Inc.   Citigroup Inc.               $ 2,803,532

Under the Investment Company Act of 1940, a Fund may not purchase portfolio se-curities from any underwriting syndicate of which Nuveen is a member except un-der certain limited conditions set forth in Rule 10f-3. The Rule sets forth re-quirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washing-ton's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Inde-pendence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including inter-est or dividends accrued but not yet collected, less all liabilities attribut-able to that class (including the class's pro rata portion of the Fund's lia-bility) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securi-ties exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing serv-ice that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by a Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indi-cations as to value from securities dealers; and general market conditions.
The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining matu-rities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a se-curity is initially valued at its acquisition cost, and thereafter amortiza-tion of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its dele-gate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without reg-istration under the Securities Act of 1933) for which a pricing service is un-able to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the secu-rity after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valua-tions are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calcu-lated is significantly different from the previous day's calculated value.

If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

Each of the Funds intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated invest-ment company. In order to qualify as a regulated investment company, a Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not lim-ited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government se-curities, securities of other regulated investment companies and other securi-ties limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one is-suer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent a Fund timely distributes to shareholders at least 98% of its tax-able income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Each Fund intends to make timely distributions in compliance with these re-quirements and consequently it is anticipated that they generally will not be required to pay the excise tax. A Fund may retain for investment its net capi-tal gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If any of the Funds engage in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the ef-fect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in one of the Funds, the impact of dividends or dis-tributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends (or exempt interest dividends, in the case of Muni/Stock Fund), will to the extent of the earnings and profits on such Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that dis-tributions to a shareholder in any year exceed the Fund's current and accumu-lated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, re-turn of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For taxpayers other than corpora-tions, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of cer-tain taxpayers in the lowest tax bracket). For tax years beginning after Decem-ber 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property with a holding period of more than five years. However, the reduction of the 20% rate to 18% applies only if the hold-ing period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in a loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with respect to such shares during the period those shares are held by the shareholder.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions." In addition, the Code includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportu-nities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Shareholders and prospective investors should consult with their tax advisers regarding the potential effect of these provisions on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by a Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of a Fund are held by fewer than 500 persons, additional taxable income may be realized by the indi-vidual (and other non-corporate) shareholders in excess of the distributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will result in an in-crease in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or ex-change. If disallowed, the loss will be reflected in an adjustment to the ba-sis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year (other than interest in-come from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification num-ber (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

A Shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Fund which constitute dividends for Federal income tax purposes (other than dividends which a Fund designates as capital gain divi-dends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from a Fund that are designated by the Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Fund to obtain a Form W-8 which must be filed with such Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Shares. Units in a Fund and Fund distributions may also be subject to state and local taxation and Shareholders should consult their tax advisors in this regard.

Generally, Fund dividends are not eligible for the dividends-received deduc-tion for corporations. However, a corporate shareholder (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduc-tion because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax) may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain domestic Equity Securities. A Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate share-holder should be aware that Sections 246 and 246A of the Code impose addi-tional limitations on the eligibility of dividends for the 70% dividends re-ceived deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as deter-mined under, and during the period specified in, Section 246(c) of the Code). Regulations have been issued which address special rules that must be consid-ered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of a Fund the financing of which is di-rectly attributable to indebtedness incurred by such corporation. To the ex-tent dividends received by a Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends re-ceived deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to a Fund of dividends on Equity Securities that are attributable to foreign corporations may be sub-ject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifica-tions to, the dividends-received deduction.

Foreign currency gains and losses realized by the Fund in connection with cer-tain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capi-tal.

The Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corpora-tions, and the Fund must meet certain other requirements. If such an election is made, shareholders of the Fund, because they are deemed to own a pro rata portion of the foreign securities held by the Fund, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the Fund and also their portion of the amount which the Fund deems to be the shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Shareholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as de-ductions from gross income; however, as in the case of investors receiving in-come directly from foreign sources, the above described tax credit or deduc-tion is subject to certain limitations. The Code imposes a required holding period for such credits. Shareholders should consult their tax advisers re-garding this election and its consequences to them.

If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Fund, the Board of Trustees of the Fund will promptly review the policies of the Fund to determine whether significant changes in its invest-ments are appropriate.

Nuveen Balanced Municipal and Stock Fund Tax Matters
In addition to the matters discussed above, the Muni/Stock Fund intends to qualify to pay "exempt-interest" dividends as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of the Fund's total assets consists of obligations described in Code Sec-tion 103(a)) ("Municipal Securities"), the Fund shall be qualified to pay ex-empt-interest dividends to its shareholders. Exempt-interest dividends are div-idends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on Municipal Securities (net of ex-penses and any bond premium amortization with respect to Municipal Securities) to the extent such interest is excludible from gross income under Section 103 of the Code and are so designated by the Fund. Exempt-interest dividends will be excluded from gross income of the owners of the shares for federal income tax purposes, except in the case of certain substantial users as described be-low. Such exempt-interest dividends may be taken into account in determining the federal alternative minimum tax, as described below. Insurance proceeds re-ceived by the Muni/Stock Fund under any insurance policies in respect of sched-uled interest payments on defaulted Municipal Securities, as described herein, may be taken into account in determining the amount of exempt-interest divi-dends provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the respective issuer of the Municipal Securities, rather than the insurer, will pay debt service on the Municipal Securities; in the case of non-appropriation by a political subdivision, however, there can be no assur-ance that payments made by the insurer representing interest on such "non-ap-propriation" Municipal Lease Obligations may be taken into account in determin-ing the amount of exempt-interest dividends. All taxpayers are required to re-port to the Internal Revenue Service on their tax returns the amount of tax-ex-empt interest earned during the year, including exempt interest dividends from a Fund.

If the Fund purchases a Municipal Security at a market discount, any gain real-ized by the Fund upon sale or redemption of the Municipal Security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount gener-ally will be treated as capital gain. The Fund will be required by the Code to allocate its respective expenses proportionately between their tax-exempt in-come and taxable income (excluding net realized long-term capital gains). Dis-tributions to shareholders by the Fund of net income received, if any, from taxable dividends, market discount on Municipal Securities treated as interest and net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income. Distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains, as discussed above.

In general, market discount is the amount (if any) by which the stated redemp-tion price at maturity exceeds the Fund's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Accretion of market dis-count is taxable as ordinary income. Market discount that accretes while the Fund holds a Municipal Security would be recognized as ordinary income by the Fund when principal payments are received on the Municipal Security, upon sale or at redemption (including early redemption) or at the Fund's election, as such market discount accrues. Market discount income recognized by the Fund will result in taxable dividends to the shareholders.

For purposes of computing the alternative minimum tax for individuals and cor-porations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Fund will annually supply its shareholders with a report indicating the percentage of the Fund's income attributable to Municipal Securities that is treated as a tax preference item for purposes of the federal alternative minimum tax. Moreover, for corpo-rations, the alternative minimum taxable income is increased by 75% of the dif-ference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable in-come. Interest on all Municipal Securities, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been made that would reinstate the Superfund Tax.

Individuals whose "modified income" exceeds a base amount will be subject to federal income tax on up to one-half of their social security benefits. Modi-fied income currently includes adjusted gross income, one-half of social secu-rity benefits and tax-exempt interest, including exempt-interest dividends from the Fund. In addition, individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social secu-rity benefits.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related per-sons" are in general defined to include persons among whom there exists a rela-tionship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code relating to the definitions of "substantial user" and "related person." For additional in-formation, investors should consult their tax advisers before investing in the Fund.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of a Fund that distributes exempt-interest dividends is not deductible for Federal income tax purposes. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase or ownership of shares.

General

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distribu-tions by a Fund to United States shareholders. For complete provisions, refer-ence should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or ad-ministrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

Nuveen Balanced Municipal and Stock Fund Distributions

The Muni/Stock Fund will pay monthly tax-exempt income dividends to sharehold-ers at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly dis-tribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistrib-uted net tax-exempt income would be available to supplement future distribu-tions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income ac-tually earned by the Fund during such period. Undistributed net tax-exempt in-come is included in the Fund's net asset value and, correspondingly, distribu-tions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will im-pact the management of the Fund's portfolio.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial state-ments in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                 Yield (As of June 30, 2001)
                               -------------------------------
                               Class A Class B Class C Class R
                               ------- ------- ------- -------
      Nuveen Large-Cap Value
       Fund...................  0.45%  -0.28%  -0.28%   0.73%
      Nuveen European Value
       Fund...................  0.74%   0.05%  -0.02%   1.04%
      Nuveen Balanced Stock
       and Bond Fund..........  1.48%   0.81%   0.81%   1.82%
      Nuveen Balanced Munici-
       pal and Stock Fund.....  2.71%   2.12%   2.12%   3.13%

The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate repre-sents a measure of dividends distributed for a specified period. The distribu-tion rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as rein-vestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond pre-miums to the extent such premiums arise after the bonds were purchased.

The distribution rates as of the period quoted, based on the maximum public of-fering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 5.75% were as follows:

                                                       Distribution Rates
                                                      (as of June 30, 2001)
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
Nuveen Large-Cap Value Fund.....................  0.80%   0.07%   0.07%   1.10%
Nuveen European Value Fund......................  0.93%   0.06%   0.06%   1.29%
Nuveen Balanced Stock and Bond Fund.............  1.78%   1.13%   1.13%   2.14%
Nuveen Balanced Municipal and Stock Fund........  2.34%   1.72%   1.72%   2.74%

A Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of re-turns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as varaible as overall market returns. The beta of the overall market is by defi-nition 1.00.

  The formula for beta is given by:

      Beta = S A * B / C

    where

      A = (Xi - X), i=1,..., N
      B = (Yi - Y), i=1,..., N
      C = S (Xi - X)/2/, i=1,..., N
      Xi = Security Return in period i
      Yi = Market Return in period i
      X = Average of all observations Xi
      Y = Average of all observations Yi
      N = Number of observations in the measurement period

The beta for the Large-Cap Value Fund on June 30, 1999, 2000 and 2001 was 1.00%, .85% and .72%, respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the periods ended June 30, 1999, 2000 and 2001 and using the S&P 500 Index as the market benchmark.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average an-nual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For ex-ample, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of a Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Fac-tors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset val-ue, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publi-cations such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mu-tual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given per-formance quotation or performance comparison should not be considered as repre-sentative of the performance of the Funds for any future period. In addition, the European Value Fund may also present economic statistics obtained from gov-ernmental agencies or industry or financial publications comparing Europe or countries participating in European Monetary Union to the U.S. Additionally, the Fund may discuss certain economic and financial trends existing in Europe in order to illustrate the general investment opportunities there. The Fund may present historical performance of certain European countries, as reported by Morgan Stanley Capital International, or other independent data providers, as a way to show the opportunities provided by European countries. The Fund may also show the historical performance of certain European equity market indicies to compare against other international equity market indices and to show how main-taining investments in both European stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital International and Ibbotson Associates, Inc.

There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Large-Cap Value Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applica-ble Contingent Deferred Sales Charge ("CDSC").

                            Nuveen Large-Cap Value Fund
            --------------------------------------------------------------------
                                           Average Annual Total
                                                  Return         Cumulative
                                           -------------------- ------------
                                                      8/7/96       8/7/96
                                           7/1/00- (inception)- (inception)-
                                           6/30/01   6/30/01      6/30/01
                                           ------- ------------ ------------
        Class ANAV........................ 11.02%     14.70%       95.72%
        Class APOP........................  4.62%     13.32%       84.46%
        Class B...........................  6.23%     13.62%       86.87%
        Class C........................... 10.24%     13.85%       88.70%
        Class R........................... 11.24%     14.99%       98.14%

The table below presents annual investment returns for the ICAP Discretionary Equity Composite between December 31, 1990 and December 31, 2000 and the return for the first half of 2001. The ICAP Discretionary Equity Composite represents the composite performance of the 31 managed accounts totalling approximately $3.3 billion for which ICAP serves as investment adviser and that have the same investment objectives and policies as the Fund.

                                        Annual Total Returns for the Year Ending December 31,
                           -------------------------------------------------------------------------------------
                          1/1/01-
                          6/30/01  2000   1999   1998   1997   1996   1995   1994    1993   1992   1991   1990
----------------------------------------------------------------------------------------------------------------
ICAP Discretionary
 Equity Composite
 (Gross)................    0.73%  8.55% 15.91% 11.20% 29.60% 26.44% 38.16%  1.95%  16.58%  7.38% 33.63%  1.47%
ICAP Discretionary
 Equity Composite (Net).    0.05%  7.13% 14.42%  9.74% 27.98% 24.84% 36.46%  0.60%  15.09%  5.97% 31.97%  0.12%
S&P 500.................   (6.70)% 9.10% 21.04% 28.58% 33.36% 22.96% 37.58%  1.32%  10.08%  7.62% 30.47% (3.10)%
S&P/Barra Value Index...   (2.50)% 6.08% 12.72% 14.68% 29.99% 21.99% 37.00% (0.63)% 18.60% 10.53% 22.56% (6.85)%
Lipper Large Cap Value
 Index..................   (3.65)% 1.95% 10.78% 18.24% 28.47% 21.07% 33.24%  0.18%  13.27%  8.65% 30.62% (4.05)%
Russell 1000 Value
 Index..................   (1.26)% 7.01%  7.35% 15.63% 35.18% 21.64% 38.36% (1.98)% 18.07% 13.58% 24.55% (8.08)%

Nuveen Balanced Stock and Bond Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                       Nuveen Balanced Stock and Bond Fund
     ---------------------------------------------------------------------------
                                           Average Annual Total
                                                  Return         Cumulative
                                           -------------------- ------------
                                                      8/7/96       8/7/96
                                           7/1/00- (inception)- (inception)-
                                           6/30/01   6/30/01      6/30/01
                                           ------- ------------ ------------ ---
      Class ANAV.......................... 10.39%     11.60%       71.11%
      Class APOP..........................  4.03%     10.26%       61.27%
      Class B.............................  5.58%     10.51%       63.07%
      Class C.............................  9.58%     10.79%       65.13%
      Class R............................. 10.66%     11.86%       73.11%

The table below presents annual investment returns for the ICAP Balanced Com-posite between December 31, 1990 and December 31, 2000 and the return for the first half of 2001. The ICAP Balanced Composite represents the composite per-formance of the four managed accounts totalling approximately $241 million for which ICAP serves as investment adviser and that have the same investment ob-jectives and policies as the Fund.

                                            Annual Total Returns for the Year Ending December 31,
                           ------------------------------------------------------------------------------------
                         1/1/01-
                         6/30/01   2000  1999   1998   1997   1996   1995  1994     1993   1992   1991  1990
---------------------------------------------------------------------------------------------------------------
ICAP Balanced Composite
 (Gross)................   1.96%  10.11% 8.96% 12.55% 19.68% 17.52% 29.09%  0.21%  13.81%  7.34% 31.04%  2.69%
ICAP Balanced Composite
 Net....................   1.24%   8.60% 7.46% 11.01% 18.08% 15.94% 27.39% (1.20)% 12.27%  5.86% 29.32%  1.25%
Balanced Fund Market
 Index..................   0.62%   8.67% 4.71% 13.48% 23.69% 14.36% 28.31% (2.15)% 14.10% 11.09% 20.53% (1.14)%
Lipper Balanced Index...  (1.67)%  2.39% 8.98% 15.09% 20.31% 13.01% 24.88% (2.04)% 11.94%  7.47% 25.84%  0.65%

The gross performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the investment performance of the respec-tive composites before deduction of any investment advisory fees or other ex-penses. The net performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Large-Cap Value Fund and the Stock/Bond Fund, respec-tively, as summarized in the Prospectus and may be compared to the performance of the indices referenced below. The performance information for the ICAP Dis-cretionary Equity Composite and ICAP Balanced Composite reflects the past per-formance achieved by ICAP's managed accounts and does not reflect past perfor-mance of the Funds and should not be interpreted as indicative of future per-formance of a Fund. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged index of common stock prices. The Rus-sell 1000 Value Index is a market capitalization weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 and the Russell 1000 Value Index returns assume rein-vestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by invest-ing in the portfolio of stocks comprising the index. The Lipper Large Cap Value Index represents the composite returns of the 30 largest funds comprising the Lipper Large Cap Value Objective and assumes reinvestment of all fund dividends and distributions. The Balanced Fund Market Benchmark Index represents the in-vestment performance of an unmanaged index comprised 60% of the Russell 1000 Value Index and 40% of the Lehman Brothers Intermediate Treasury Index (the "Lehman Index"). The Lehman Index is an unmanaged index of all public obliga-tions of the U.S. Treasury, U.S. Government agencies, quasi-federal corpora-tions and corporate debt guaranteed by the U.S. Government with maturities be-tween one and ten years and an outstanding par value of at least $100 million. The Lipper Balanced Index represents the composite returns of the 30 largest funds comprising the Lipper Balanced Objective and assumes reinvestment of all fund dividends and distributions.

Nuveen Balanced Municipal and Stock Fund
The Fund commenced investment operations on August 7, 1996. The table below represents the investment returns for the periods specified on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the ap-plicable CDSC.

                       Nuveen Balanced Municipal and Stock Fund
     ---------------------------------------------------------------------------
                                               Average Annual Total
                                                      Return         Cumulative
                                               -------------------- ------------
                                                          8/7/96       8/7/96
                                               7/1/00- (inception)- (inception)-
                                               6/30/01   6/30/01      6/30/01
                                               ------- ------------ ------------
      Class ANAV..............................  7.60%     8.99%        52.43%
      Class APOP..............................  1.42%     7.68%        43.66%
      Class B.................................  2.85%     7.91%        45.16%
      Class C.................................  6.86%     8.20%        47.06%
      Class R.................................  7.84%     9.26%        54.27%

Nuveen European Value Fund
The Fund commenced operations on May 29, 1998. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                              Nuveen European Value Fund
     ---------------------------------------------------------------------------
                                               Average Annual Total
                                                      Return         Cumulative
                                               -------------------- ------------
                                                         5/29/98      5/29/98
                                               7/1/00- (inception)- (inception)-
                                               6/30/01   6/30/01      6/30/01
                                               ------- ------------ ------------
      Class ANAV.............................. -11.60%     1.49%        4.69%
      Class APOP.............................. -16.67%    -0.42%       -1.33%
      Class B................................. -15.38%    -0.20%       -0.61%
      Class C................................. -12.16%     0.77%        2.40%
      Class R................................. -11.41%     1.72%        5.42%

Total returns reflect past performance and are not predictive of future re-sults.

After-tax Performance of Balanced Portfolios
Nuveen has examined the historical after-tax performance of various balanced portfolios, combining stocks with either municipal bonds, corporate bonds, or Treasury bonds. The after-tax risk return trade-offs for various allocations were derived by tracking the performance of hypothetical portfolios over the 1981-2000 period. All investment income produced by the portfolio is reinvest-ed, along with the after-tax proceeds from an assumed 20% annualized turnover rate. The allocations between the two assets were allowed to roam within a 5% band around their target before rebalancing. Taxes were computed on the portfo-lio level (realized losses offset gains) and at historical tax rates assuming each year's tax rate applicable to a single investor who earned $100,000 in 2000 dollars. All portfolios were liquidated at period end and the existing tax liability was paid. The asset class returns were represented by the following indices:

  Municipal Bonds--
                  Lehman Brothers Long Municipal Index
  Treasury Bonds--
                  Lehman Brothers Long Treasury Index
  Corporate Bonds--
                  Lehman Brothers Long Corporate Index
  S&P 500 Stocks--
                  Ibbotson Associates Large Company Stock Index

Total returns reflect past performance and are not predictive of future re-sults.

The average annual after-tax returns for these various balanced portfolios for the 1981-2000 period were as follows:

        Equity              Municipal                     Corporate                     Treasury
        Portion               Mixes                         Mixes                        Mixes
            ------------------------------------------------------------------------------------
        100%                  12.16%                        12.16%                       12.16%
         80                   11.74                         11.46                        11.49
         60                   11.29                         10.66                        10.74
         40                   10.79                          9.74                         9.87
         20                   10.25                          8.64                         8.85
          0                    9.65                          7.23                         7.60

Over the 1981-2000 time period, balanced portfolios combining municipals and equities provided superior after-tax returns and lower levels of risk (measured by variability of periodic returns) than Treasury and corporate blends having similar maturities, under the assumptions described above.

The addition of 20% municipals to an otherwise all-equity portfolio would have sacrificed only 42 basis points in annual after-tax return, while reducing risk by a seventh. Conversely, in comparison to an all-municipal bond portfolio, a balanced portfolio of 60% municipals and 40% equities offered 87 basis points in additional annual-tax return with virtually no more risk.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectuses, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and pref-erences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. As a result of the differ-ences in the expenses borne by each class of shares, net income per share, div-idends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as de-scribed below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2001 of Class A shares from a Fund ag-gregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                Large-Cap  European Value Stock/Bond Muni/Stock
                                Value Fund Fund           Fund       Fund
                                ---------- -------------- ---------- ----------
      Net Asset Value per
       share..................  $    24.40    $ 18.54     $   25.25  $   24.15
      Per Share Sales Charge--
       5.75% of public
       offering price (6.11%,
       6.09%, 6.10% and 6.09%,
       respectively, of net
       asset value per
       share).................  $     1.49    $  1.13     $    1.54  $    1.47
                                ----------    -------     ---------  ---------
      Per Share Offering Price
       to the Public..........  $    25.89    $ 19.67     $   26.79  $   25.62
      Shares Outstanding (as
       of June 30, 2001)......  27,582,791    127,012     1,942,037  3,544,052

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Funds' Pro-spectus. You or your financial advisor must notify Nuveen or the Fund's trans-fer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares " in the Fund's Prospectus. In order to take advantage of this option, you must com-plete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of In-tent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obli-gated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months to-wards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an ap-propriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment re-quirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distri-butions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out the appropriate application materials, which the group ad-ministrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . with respect to the Large-Cap Value Fund, Stock/Bond Fund and European Value Fund, any eligible employer-sponsored qualified defined contribu-tion retirement plan. Eligible plans are those with at least 25 employ-ees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 mil-lion, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 mil-lion and the Authorized Dealer did not waive the sales commission, a contin-gent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your finan-cial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment com-pany. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Funds waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen In-vestor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and be-gins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net as-set value depending on the frequency of the plan as designated by the share-holder; (iv) involuntary redemptions caused by operation of law; (v) redemp-tions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an ac-count that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the break-points under which the up-front sales charge on Class A Shares is reduced pur-suant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an ac-count managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amend-ed.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for re-demptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the ap-plicable Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other cir-cumstances where Fund management believes doing so would be in the best inter-est of the Fund, each Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law. (See "Market Timer Policy" below.)

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refund-ed. The federal income tax consequences of any capital gain realized on a re-demption will not be affected by reinstatement, but a capital loss may be dis-allowed in whole or in part depending on the timing, the amount of the rein-vestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Redemption In Kind
The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds vol-untarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

Redemption Fee Policy

Effective January 2, 2002, the European Value Fund will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the European Value Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When a Mar-ket Timer redeems or exchanges European Value Fund Shares subject to the re-demption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The European Value Fund reserves the right, in its sole discretion, to waive any redemption fee charged to shareholders (e.g., upon the death or disability of the shareholder).

Market Timer Policy

  You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise en-gage in a trading pattern deemed to be adverse to a Nuveen fund's opera-tions. In the event you are considered a Market Timer, you will receive written notice of such status.

  Market Timers are subject to the following trading limitations, which are subject to change:

1. Transaction amounts not in excess of 1% of Fund net assets. As to transac-tion amounts not in excess of 1% of fund net assets, a Market Timer may ef-fect no more than six rounds-trips per account per trailing twelve-month period, and no more than one such round-trip per month per account.

2. Transaction amounts in excess of 1% of Fund net assets. As to transaction amounts in excess of 1% of a Fund's net assets, a Market Timer may effect no more than two round-trips per account per trailing twelve-month period (but still no more than one such round-trip per month per account). Any trades that relate to more than 1% of fund net assets must be placed on a non-can-celable basis at least three business days prior to the desired trade date. (In the event that the Market Timer does not place the exchange trade order the requisite three business days in advance, the 1940 Act would require that we honor the redemption request on a same-day basis, but would not re-quire that we honor the complementary purchase transaction). A single Market Timer's investment in a fund (in one or more accounts) may not exceed 5% of that fund's net assets.

3. Number of accounts. A Market Timer must maintain a reasonable number of ac-counts. If we determine that the number of accounts negatively affects fund operations, we may require the Market Timer to reduce the number of ac-counts.

4. Rules re Placing Orders. All orders by Market Timers must be placed tele-phonically with Nuveen. Orders must be placed prior to 1 P.M. New York time. All telephone exchange requests are final. Trades placed through NSCC FundSERV do not permit the portfolio manager to efficiently effect necessary portfolio transactions and therefore will not be permitted. "As of" trades will not be permitted. Next-day settlement is generally acceptable but we reserve the right to require that settlement be done regular way.

5. Other Considerations. If activity by Market Timers results in any signifi-cant excess costs to the Fund (e.g., high state registration fees), we may require that, on a going-forward basis, the account of the Market Timer re-imburse the Fund for such excess costs. The Fund may prohibit the trading activity of Market Timers (by not permitting the sale of shares of the fund into which exchange is desired; we would continue to honor redemption re-quests, as required by the Investment Company Act) at any time upon written or oral notice to the Market Timer. The Fund may also prohibit the trading activity of Market Timers, without notice, under unusual market circum-stances (e.g., severe price changes, threatened changes in tax law affecting the relative attrac-tiveness of municipal bonds, etc.).

General Matters

The Funds may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Deal-ers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of speci-fied media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares and Nuveen Defined Portfolios units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce soft-ware, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

The Funds have authorized one or more brokers to accept on their behalf pur-chase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next busi-ness day's share price.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's finan-cial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the fi-nancial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Funds' Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Chase Global, the Funds' shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. Each Fund reserves the right to reject any purchase order and to waive or increase minimum invest-ment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certifi-cate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or de-stroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to min-imize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agree-ment, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collec-tively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the

Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales liter-ature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a dis-tribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.

                                                                         Amount of Compensation
                         Amount of Underwriting  Amount Retained by      on Redemptions and
                         Commissions             Nuveen                  Repurchases
                         ----------------------- ----------------------- -----------------------
                         7/1/98- 7/1/99- 7/1/00- 7/1/98- 7/1/99- 7/1/00- 7/1/98- 7/1/99- 7/1/00-
                         6/30/99 6/30/00 6/30/01 6/30/99 6/30/00 6/30/01 6/30/99 6/30/00 6/30/01
                         ------- ------- ------- ------- ------- ------- ------- ------- -------
Nuveen Large-Cap Value
 Fund................... $1,865   $503    $303    $113    $ 35     $35    $300    $ 496   $414
Nuveen European Value
 Fund................... $  166   $ 10    $  1    $ 22    $  1     $--    $ 15    $  22   $ 13
Nuveen Balanced Stock
 and Bond Fund.......... $  238   $ 39    $ 30    $ 17    $  5     $ 4    $ 98    $  83   $ 57
Nuveen Balanced
 Municipal and Stock
 Fund................... $  777   $107    $ 87    $ 52    $ 11     $11    $129    $ 322   $211

                         DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized form time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal service to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended June 30, 2001, the Large-Cap Value Fund, the Stock/Bond Fund, the Muni/Stock Fund and the European Value Fund paid 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for provid-ing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribu-tion fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                                    12b-1 Fees
                                                                    Incurred by
                                                                   each Fund for
                                                                    the fiscal
                                                                    year ended
                                                                   June 30, 2001
                                                                   -------------
Nuveen Large-Cap Value Fund
  Class A.........................................................  $1,693,475
  Class B.........................................................  $  923,472
  Class C.........................................................  $  609,264
                                                                    ----------
    Total.........................................................  $3,226,211
Nuveen European Value Fund
  Class A.........................................................  $    7,105
  Class B.........................................................  $   31,456
  Class C.........................................................  $    7,888
                                                                    ----------
    Total.........................................................  $   46,449
Nuveen Balanced Stock and Bond Fund
  Class A.........................................................  $  126,795
  Class B.........................................................  $  117,175
  Class C.........................................................  $   64,876
                                                                    ----------
    Total.........................................................  $  308,846
Nuveen Balanced Municipal and Stock Fund
  Class A.........................................................  $  223,174
  Class B.........................................................  $  431,236
  Class C.........................................................  $  143,325
                                                                    ----------
    Total.........................................................  $  797,735

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of rea-sonable business judgment and in light of their fiduciary duties under applica-ble law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in per-son at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements accompanying this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund ac-counting and portfolio accounting services.

The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund's most recent fiscal year appear in the respective Fund's Annual Report and the financial statement from such Annual Report are incorporated herein by reference. The Annual Reports accom-pany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management invest-ment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more se-ries or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan appli-cable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to estab-lish additional series and classes of shares in the future, to change those se-ries or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnifica-tion out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance ex-isted and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) fol-lows:

                              Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consid-eration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not per-form an audit in connection with any rating and may, on occasion, rely on unau-dited financial information. Credit ratings may be changed, suspended, or with-drawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the rele-vant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term rat-ings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings
Issue credit ratings are based, in varying degrees, on the following considera-tions:

  1. Likelihood of default--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typi-cally rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obli-gations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB', "B', "CCC', "CC' and "C' are regarded as having sig-nificant speculative characteristics. "BB' indicates the least degree of spec-ulation and "C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large un-certainties or major exposures to adverse conditions.

BB An obligation rated "BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B' is more vulnerable to nonpayment than obliga-tions rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, finan-cial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic condi-tions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the ob-ligation.

CC   An obligation rated "CC' is currently highly vulnerable to nonpayment.

C
     A subordinated debt or preferred stock obligation rated "C' is CUR-RENTLY HIGHLY VULNERABLE to nonpayment. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed or simi-lar action taken, but payments on this obligation are being continued. A "C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
     An obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P be-lieves that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of ex-pected returns which are not addressed in the credit rating.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated "A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's ca-pacity to meet its financial commitment on these obligations is ex-tremely strong.

A-2 A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher rating categories. However, the obli-gor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3' exhibits adequate protection pa-rameters. However, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces ma-jor ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C' is currently vulnerable to nonpay-ment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the ob-ligation.

D A short-term obligation rated "D' is in payment default. The "D' rat-ing category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, un-less S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bank-ruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                  Long Term Ratings: Bonds and Preferred Stock

Aaa
     Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

     Interest payments are protected by a large or by an exceptionally sta-ble margin and principal is secure. While the various protective ele-ments are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable in-vestment attributes and are to be considered as upper-medium-grade ob-ligations. Factors giving security to principal and interest are con-sidered adequate, but elements may be present which suggest a suscep-tibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medi-um-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear ade-quate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have specu-lative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack character-istics of the desirable investment. Assurance of interest and princi-pal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of dan-ger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in de-fault or have other marked shortcomings.

C
     Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs them-selves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second ele-ment represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1
               This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reli-able liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
               This designation denotes strong credit quality. Margins of pro-tection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
               This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
               This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor se-nior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to re-pay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropri-ate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry charac-teristics and market compositions may be more pronounced. Variability in earn-ings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate al-ternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.--A brief description of the applicable Fitch, Inc. ("Fitch") rat-ings symbols and meanings (as published by Fitch) follows:

                           Long-Term Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a secu-rities issue to meet financial commitments, such as interest, preferred divi-dends, or repayment of principal, on a timely basis. Fitch credit ratings ap-ply to a variety of entities and issues, including but not limited to sover-eigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of get-ting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA'-"BBB' categories; short-term "F1'-"F3') indicate a relatively low probability of default, while those in the "specula-tive" or "non-investment grade" categories (international long-term "BB'-"D'; short-term "B'-"D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB' rated bonds was 0.35%, and for "B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt na-ture or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their ex-perts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applica-ble program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expecta-tion of credit risk. They are assigned only in case of exception-ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by fore-seeable events.

AA Very high credit quality. "AA' ratings denote a very low expecta-tion of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not signifi-cantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commit-ments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic condi-tions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is cur-rently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but ad-verse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse eco-nomic change over time; however, business or financial alterna-tives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for contin-ued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC' rating indi-cates that default of some kind appears probable. "C' ratings sig-nal imminent default.

DDD DD, D
            Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reor-ganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD' obli-gations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD' indicates poten-tial recoveries in the range of 50%-90%, and "D' the lowest recov-ery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obliga-tions. Entities rated "DDD' have the highest prospect for resumption of perfor-mance or continued operation with or without a formal reorganization process. Entities rated "DD' and "D' are generally undergoing a formal reorganization or liquidation process; those rated "DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                           Short-Term Credit Ratings

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial com-mitments, plus vulnerability to near-term adverse changes in fi-nancial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D           Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, or to categories below "CCC', or to Short-term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                  EAI-ICAP 10-01

                                                                  Nuveen
                                                                     Investments
--------------------------------------------------------------------------------
Nuveen Growth and Income Funds

--------------------------------------------------------------------------------
                                       Annual Report dated June 30, 2001
                                     -------------------------------------------

For investors seeking
                long-term growth and current income potential.

[PHOTOS APPEAR HERE]

                                                     Nuveen Large-Cap Value Fund
                                        Nuveen Balanced Municipal and Stock Fund
                                             Nuveen Balanced Stock and Bond Fund
                                                      Nuveen European Value Fund

   Less mail more freedom
with online fund reports

     There is a new way to receive your Nuveen Fund updates faster than ever.
          Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

   By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

   With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

   Registering for electronic access is easy and only takes a few minutes. (see below)

   The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

   And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today --
   here's what you need to do...

   If your Nuveen Fund dividends are
   PAID TO YOUR BROKERAGE ACCOUNT,
   follow the steps outlined below:
   -----------------------------------------------------------------------------

   1.  Go to www.investordelivery.com

   2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

   3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

   4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

   5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

   6. Use this same process if you need to change your registration information or cancel internet viewing.

   If your Nuveen Fund dividends
   COME DIRECTLY TO YOU FROM NUVEEN,
   follow the steps outlined below:
   -----------------------------------------------------------------------------
   1.  Go to www.nuveen.com

   2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

   3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

   4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

   5. Use this same process if you need to change your registration information or cancel internet viewing.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Over the past year, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, after the technology bubble burst. As a result, many missed the attractive values compounding for investors continuing to hold core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended. These kinds of experiences dramatically reinforce the importance of maintaining a consistent, long-term investment discipline and staying the course with a well-constructed, diversified portfolio.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. Building on our heritage of leadership in municipal bond investing, we have broadened our expertise across an expanding array of equity and fixed-income investment disciplines. We will continue seeking ways to help advisors and investors participate in the many exciting investment opportunities available today. But no matter how much the investment environment might evolve, our core commitment remains providing you and your advisor with the means for building a balanced portfolio designed to systematically compound your wealth over time.

This report covers our growth and income investment style.

Growth and Income Investing

Nuveen's growth and income style mutual funds are managed by Institutional Capital Corporation (ICAP). ICAP seeks out stocks it believes have appreciation potential unrecognized by the general market for Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund.

Quality Financial Advisors

Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities - and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations - for yourself and your family, today and in the future.


Table of Contents

 1   Dear Shareholder

 3   Nuveen Large-Cap Value Fund From the Portfolio Manager Fund Spotlight

 8 Nuveen Balanced Municipal and Stock Fund From the Portfolio Manager Fund Spotlight

14   Nuveen Balanced Stock and Bond Fund From the Portfolio Manager Fund
     Spotlight

19   Nuveen European Value Fund From the Portfolio Manager Fund Spotlight

24   Portfolio of Investments

37   Statement of Net Assets

38   Statement of Operations

39   Statement of Changes in Net Assets

41   Notes to Financial Statements

49   Financial Highlights

53   Report of Independent Public Accountants

57   Fund Information

                                                        Annual Report     page 1

For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------

Timothy R. Schwertfeger
Chairman of the Board
August 16, 2001

--------------------------------------------------------------------------------

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to help systematically compound your wealth over time.

Annual Report     page 2

From the Portfolio Manager

                                                     NUVEEN LARGE-CAP VALUE FUND
                                  (Formerly Nuveen Growth and Income Stock Fund)
--------------------------------------------------------------------------------
Nuveen Large-Cap Value Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Rob Lyon, president and chief investment officer of ICAP, the fund's subadvisor.

Q. What market factors affected fund performance during the reporting period?

A. Two major developments affecting the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. Both events were, in our opinion, long overdue. During the last few years, a number of TMT companies with no profitability - and no immediately obvious way to become profitable -acquired enormous market capitalizations. We thought this situation was unsustainable, and we were finally proven right in 2000 and the first two quarters of 2001. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

Q. So, how did the fund perform overall?

A. In a friendly environment for our value investment style, the fund performed strongly, especially when compared to a weak overall stock market. For the 12 months ended June 30, 2001, the fund returned 11.02 percent/1/. This performance compared extremely favorably to a variety of benchmarks, including:

        . the fund's peers, which, as measured by the Lipper Large-Cap Value
          Fund Index/2/, returned 0.22 percent for the period;

        . the stock market, which, as measured by the Standard & Poor's 500
          Index/3/, lost 14.83 percent; and

        . value stocks, which, as measured by the Standard & Poor's/Barra Value index/4/, gained 7.82 percent.

Your Investment Management Team
--------------------------------------------------------------------------------
Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.


The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) only through the end of the reporting period indicated on the cover. ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2001.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Indices are not available for direct investment.

/4/ The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.

                                                        Annual Report     page 3

Q. How did you manage the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results. We begin with a universe of about 450 large-cap stocks -- about 400 U.S. and 50 European blue-chip stocks. Then we run a series of tests to weed out companies that fail to meet our relative value criteria. We hope to identify stocks that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Finally, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or an impending merger.

   In the end, the fund's portfolio is made up of approximately 40 to 50 stocks -- large enough to provide needed diversification yet small enough for us to stay on top of new information about each stock that we own.

Q. In light of market conditions, how did you apply this strategy?

A. During the reporting period we emphasized high-quality companies that do the majority of their business in the U.S. We reduced our exposure to European stocks because of the euro's continued sluggish performance.

   As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our tests but also fit into the following frameworks:

      . "Targeting the targets." In this era of business consolidation, we looked for stocks that we thought were viable takeover candidates. Some stocks we purchased under this theme were taken over as expected during the period. These companies included Associates First Capital (bought by Citigroup), Litton Industries (bought by Northrop Grumman), Seagram (bought by Vivendi), and Texaco (bought by Chevron).

      . "Picking up the pieces." With this theme, we sought to identify TMT stocks that suffered extreme price declines but continued to have sound business plans, strong balance sheets, and revenues not tied to advertising. We stuck with this theme for the first half of the reporting period but abandoned it after we concluded TMT stocks were still generally overvalued and could fall further.

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time a superior total return from a diversifed portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

--------------------------------------------------------------------------------

Annual Report     page 4

      . "Capitalizing on infrastructure." Companies in both the power-generation and defense industries are upgrading their infrastructure as demand in these areas has recently increased. We believed these upgrades would make the underlying stocks more valuable in the coming months.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in transportation stocks helped boost fund returns, as investors sought out companies that could hold up during a slowing economy. One excellent performer was Burlington Northern, the nation's second-largest railroad company. During the period we swapped our holdings in Burlington Northern for shares of Canadian Pacific, a railroad company that also operates energy and hotel-management businesses. Canadian Pacific also turned in excellent performance.

   The fund also benefited from investments in financial companies, which historically have outperformed during environments of falling interest rates. Some of the fund's outperfomers during the reporting period included Allstate, Fannie Mae, and Citigroup. One financial stock that performed especially well for the fund was MetLife. We were eager buyers of the stock at the initial public offering, which took place a few months before the reporting period began. At the time, we noted that this strong company with a long, successful history was priced at approximately 14, or just 80 percent of book value. By the end of the reporting period, MetLife's stock price more than doubled.

Q. Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer. Other weak-performing TMT stocks turning in poor results included software manufacturer Computer Associates; electronics and communications equipment maker Motorola; and communications service provider Vodafone (all three of which were sold during the fiscal year).

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst -- for example, a management change or an improved industry outlook -- that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

The fund may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital.

--------------------------------------------------------------------------------

                                                        Annual Report     page 5

Q. What do you think lies ahead for the stock market and the fund?

A. We expect continued sluggish economic growth in both the U.S. and around the world. At the same time, we think that the Federal Reserve Board will continue to lower interest rates if current market conditions continue. Historically, interest-rate cuts have been favorable for stock performance -- although past performance can't guarantee future results.

   In any event, we'll continue to stick with our bottom-up value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

   We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                                Large-Cap Value
                   Growth of an Assumed $10,000 Investment*

                             [CHART APPEARS HERE]

--- Nuveen Large-Cap Value Fund (NAV) $19,555
--- Nuveen Large-Cap Value Fund (Offer) $18,431
--- S&P 500 Index $20,139
--- S&P/Barra Value Index $19,838

--------------------------------------------------------------------------------
* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the S&P/Barra Value Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market and is not available for direct investment. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Annual Report     page 6

Fund Spotlight as of 6-30-01
                                                     NUVEEN LARGE-CAP VALUE FUND
                                  (Formerly Nuveen Growth and Income Stock Fund)
--------------------------------------------------------------------------------

Quick Facts


                        A Shares        B Shares        C Shares       R Shares
--------------------------------------------------------------------------------
NAV                     $24.40          $24.19          $24.16         $24.46
--------------------------------------------------------------------------------
CUSIP                   67064Y503       67064Y602       67064Y701      67064Y800
--------------------------------------------------------------------------------
Latest Dividend/1/      $0.2058         $0.0174         $0.0174        $0.2692
--------------------------------------------------------------------------------
Latest Capital Gain/2/  $2.3890         $2.3890         $2.3890        $2.3890
--------------------------------------------------------------------------------
Inception Date          8/96            8/96            8/96           8/96
--------------------------------------------------------------------------------

Annualized Total Returns/3/

A Shares                      NAV           Offer

1 - Year                   11.02%           4.62%
-------------------------------------------------
3 - Year                    5.70%           3.63%
-------------------------------------------------
Since Inception            14.70%          13.32%
-------------------------------------------------

B Shares                 w/o CDSC          w/CDSC

1 - Year                   10.23%           6.23%
-------------------------------------------------
3 - Year                    4.95%           4.11%
-------------------------------------------------
Since Inception            13.87%          13.62%
-------------------------------------------------

C Shares                                      NAV

1 - Year                                   10.24%
-------------------------------------------------
3 - Year                                    4.97%
-------------------------------------------------
Since Inception                            13.85%
-------------------------------------------------

R Shares                                      NAV

1 - Year                                   11.24%
-------------------------------------------------
3 - Year                                    5.95%
-------------------------------------------------
Since Inception                            14.99%
-------------------------------------------------

Top Ten Stock Holdings/4/

Citigroup Inc.                               4.8%
-------------------------------------------------
Fannie Mae                                   3.8%
-------------------------------------------------
Loews Corporation                            3.8%
-------------------------------------------------
The Allstate Corporation                     3.6%
-------------------------------------------------
Metlife, Inc.                                3.5%
-------------------------------------------------
Abbott Laboratories                          3.4%
-------------------------------------------------
Household International, Inc.                3.3%
-------------------------------------------------
FPL Group, Inc.                              3.2%
-------------------------------------------------
Conoco Inc. -- Class B                       2.8%
-------------------------------------------------
Weyerhaeuser Company                         2.8%
-------------------------------------------------

Portfolio Allocation
[Pie Chart Appears Here]

Equity                                      97.5%
-------------------------------------------------
Cash Equivalents                             2.5%
-------------------------------------------------


Top Five Stock
Sectors/4/
-------------------------------------------------

Financials
29.7%

Consumer Cyclicals
14.9%

Utilities
12.5%

Capital Goods
11.5%

Healthcare
8.9%

Portfolio Stats
-------------------------------------------------

Total Net Assets
$847.1 million

Beta
0.72

Average Market Capitalization (stocks)
$50.6 billion

Average P/E (stocks)
13.6

Number of Stocks
42

Expense Ratio/5/
1.32%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid December 29, 2000. This is the latest annual taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/3/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/4/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/5/  For Class A shares after credit/reimbursement.

                                                        Annual Report     page 7

From the Portfolio Manager

                                        NUVEEN BALANCED MUNICIPAL AND STOCK FUND
--------------------------------------------------------------------------------

Nuveen Balanced Municipal and Stock Fund features portfolio management by two teams of experts - one specializing in municipal bonds and the other in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Tom Spalding of Nuveen Investment Management, who manages the municipal portion of the portfolio, and Rob Lyon, president and chief investment officer of Institutional Capital Corporation, who manages the equity portion.

Q. What market factors affected fund performance during the reporting period?

A. Two major developments affecting the stock portion of the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. Both events were, in our opinion, long overdue. During the last few years, a number of TMT companies with no profitability -- and no immediately obvious way to become profitable -- acquired enormous market capitalizations. We thought this situation was unsustainable, and we were finally proven right in 2000 and the first two quarters of 2001. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

   The fund's municipal holdings were strongly affected by the economy and Federal Reserve policy. As the extent of the economic slowdown became clear in late 2000, investors bid up municipal bond prices in expectation of Federal Reserve interest rate cuts to come. Beginning in January 2001, interest rates started falling, and municipal bond prices reached their highest levels in several years as lower-volatility investments became more attractive amid economic uncertainty.

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) and Nuveen Investment Management (NIM) only through the end of the reporting period indicated on the cover. NIM and ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report     page 8

Q. So, how did the fund perform overall?

A. In a friendly environment for our value investment style and for municipal investing, the fund performed relatively strongly. For the 12 months ended June 30, 2001, the fund returned 7.60 percent/1/. This performance compared favorably to several fund benchmarks, including:

     . the fund's peers, which, as measured by the Lipper Balanced Fund
       Index/2/, returned -1.05 percent for the period; and

     . the stock market, which, as measured by the Standard & Poor's 500
       Index/3/, lost 14.83 percent.

   As of the end of the reporting period, the fund was invested 58 percent in municipal bonds and 42 percent in stocks.

Q. How did you manage the stock portion of the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results. We begin with a universe of about 450 large-cap stocks -- about 400 U.S. and 50 European blue-chip stocks. Then we run a series of tests to weed out companies that fail to meet our relative value criteria. We hope to identify stocks that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Finally, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or an impending merger.

Q. In light of market conditions, how did you apply this strategy to your stock investments?

A. During the reporting period we emphasized high-quality companies that do the majority of their business in the U.S. We reduced our exposure to European stocks because of the euro's continued sluggish performance.

   As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our screens but also fit into the following frameworks:

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the fund's fiscal year ended June 30, 2001.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Indices are not available for direct investment.

                                                        Annual Report     page 9

     . "Targeting the targets." In this era of business consolidation, we looked for stocks that we thought were viable takeover candidates. Some stocks we purchased under this theme were taken over as expected during the period. These companies included Associates First Capital (bought by Citigroup), Litton Industries (bought by Northrop Grumman), Seagram (bought by Vivendi), and Texaco (bought by Chevron).

     . "Picking up the pieces." With this theme, we sought to identify TMT stocks that suffered extreme price declines but continued to have sound business plans, strong balance sheets, and revenues not tied to advertising. We stuck with this theme for the first half of the reporting period but abandoned it after we concluded TMT stocks were still generally overvalued and could fall further.

     . "Capitalizing on infrastructure." Companies in both the power-generation and defense industries are upgrading their infrastructure as demand in these areas has recently increased. We believed these upgrades would make the underlying stocks more valuable in the coming months.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in transportation stocks helped boost fund returns, as investors sought out companies that could hold up during a slowing economy. One excellent performer was Burlington Northern, the nation's second-largest railroad company. During the period we swapped our holdings in Burlington Northern for shares of Canadian Pacific, a railroad company that also operates energy and hotel-management businesses. Canadian Pacific also turned in excellent performance.

     The fund also benefited from investments in financial companies, which have historically outperformed during environments of falling interest rates. Some of the fund's outperfomers during the reporting period included Allstate, Fannie Mae, and Citigroup. One financial stock that performed especially well for the fund was MetLife. We were eager buyers of the stock at the initial public offering, which took place a few months before the reporting period began. At the time, we noted that this strong company with a long, successful history was priced at approximately 14, or just 80 percent of book value. By the end of the reporting period, MetLife's stock price more than doubled.

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a manage-ment change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

Annual Report     page 10

Q.   Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer. Other weak-performing TMT stocks turning in poor results included software manufacturer Computer Associates International; electronics and communications equipment maker Motorola; and communications service provider Vodafone (all three of which were sold during the fiscal year).

Q.   How did you manage the municipal portion of the fund?

A. In a hospitable environment for municipal investing, we continued to concentrate on intermediate-term bonds across a range of credit qualities. The portfolio's credit-quality breakdown went through few major changes during the yearlong reporting period. As of June 30, 2001, approximately 33 percent of the fund's municipal assets were invested in AAA/U.S.Guaranteed securities, while nearly 41 percent were invested in higher-yielding BBB and nonrated securities.

     In light of falling interest rates, we limited trading activity during the reporting period because many of the fund's existing investments offered higher yields than could be found in the primary marketplace. However, when we did need to add new bonds to the fund, we had little difficulty finding attractive opportunities, thanks to strong municipal bond supply during the past 12 months.

Q.   What do you think lies ahead for the stock market and the fund?

A. We expect continued sluggish economic growth in both the U.S. and around the world. At the same time, we think that the Federal Reserve Board will continue to lower interest rates if current market conditions continue. Historically, interest-rate cuts have been favorable for stock performance--although past performance can't guarantee future results.

     For the municipal portion of the fund's portfolio, we expect the market environment to continue along its current path. New bond issuance will likely remain strong for the foreseeable future, and we believe that demand for municipal securities will remain likewise as long as demand for equities remains muted.


                                                       Annual Report     page 11

For our stock investments, meanwhile, we'll stick with our value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                         Balanced Municipal and Stock

                   Growth of an Assumed $10,000 Investment*

                             [CHART APPEARS HERE]

==== Nuveen Balanced Municipal and Stock Fund (NAV} $15,312

==== Nuveen Balanced Municipal and Stock Fund (NAV} $14,432

==== S&P 500 Index $20,139

==== Lehman Brothers 10-Year Municipal Inex $13,621

--------------------------------------------------------------------------------
* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers 10 Year Municipal Bond Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Annual Report     page 12

Fund Spotlight as of 6-30-01

                                        NUVEEN BALANCED MUNICIPAL AND STOCK FUND
--------------------------------------------------------------------------------
Quick Facts

                           A Shares      B Shares        C Shares     R Shares
NAV                        $24.15        $24.74          $24.72       $23.90
CUSIP                      67064Y883     67064Y875       67064Y867    67064Y859
Latest Dividend/1/         $0.2095       $0.0254         $0.0254      $0.2688
Latest Tax-exempt
Dividend/2/                $0.0500       $0.0355         $0.0355      $0.0545
Latest Capital Gain/3/     $1.1301       $1.1301         $1.1301      $1.1301
Inception Date             8/96          8/96            8/96         8/96

Annualized Total Returns/4/

A Shares               NAV     Offer

1 - Year             7.60%     1.42%
------------------------------------
3 - Year             4.02%     1.99%
------------------------------------
Since Inception      8.99%     7.68%
------------------------------------

B Shares          w/o CDSC    w/CDSC

1 - Year             6.85%     2.85%
------------------------------------
3 - Year             3.27%     2.35%
------------------------------------
Since Inception      8.21%     7.91%
------------------------------------

C Shares                         NAV

1 - Year                       6.86%
------------------------------------
3 - Year                       3.27%
------------------------------------
Since Inception                8.20%
------------------------------------

R Shares                         NAV

1 - Year                       7.84%
------------------------------------
3 - Year                       4.27%
------------------------------------
Since Inception                9.26%
------------------------------------

Yields/6/

A Shares               NAV     Offer

SEC 30-Day Yield     2.87%     2.71%
------------------------------------

B Shares                         NAV

SEC 30-Day Yield               2.12%
------------------------------------

C Shares                         NAV

SEC 30-Day Yield               2.12%
------------------------------------

R Shares                         NAV
------------------------------------
SEC 30-Day Yield               3.13%
------------------------------------

Top Five Stock Holdings/5/

Citigroup Inc.                  4.8%
------------------------------------
Loews Corporation               3.8%
------------------------------------
Fannie Mae                      3.8%
------------------------------------
The Allstate Corporation        3.6%
------------------------------------
Metlife, Inc.                   3.5%
------------------------------------

Portfolio Allocation

Bonds                            58%
------------------------------------
Equity                           42%
------------------------------------

Top Five Stock Sectors/5/

------------------------------------
Financials
29.9%

Consumer Cyclicals
14.9%

Utilities
12.4%

Capital Goods
11.5%

Healthcare
8.9%

Portfolio Stats
------------------------------------

Total Net Assets
$142.6 million

Average Duration
(bonds)
5.49

Average Market Capitalization
(stocks)
$50.6 billion

Average P/E (stocks)
13.6

Number of Stocks
42

Expense Ratio/7/
1.24%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------

/1/ Paid December 29, 2000. This is the latest annual taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid July 2, 2001. This is the latest monthly tax-exempt dividend paid during the period ended June 30, 2001.

/3/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/4/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/5/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/6/ Income may be subject to state and local taxes as well as the federal alternative minimum tax. Capital gains, if any, will be subject to tax.

/7/  For Class A shares after credit/reimbursement.

                                                       Annual Report     page 13

From the Portfolio Manager
                                             NUVEEN BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------
Nuveen Balanced Stock and Bond Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Rob Lyon, president and chief investment officer of ICAP, the fund's subadvisor.

Q.   What market factors affected fund performance during the reporting period?

A. Two major developments affecting the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. Both events were, in our opinion, long overdue. During the last few years, a number of TMT companies with no profitability -- and no immediately obvious way to become profitable -- acquired enormous market capitalizations. We thought this situation was unsustainable, and we were finally proven right in 2000 and the first two quarters of 2001. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

     Another factor that helped fund results was the strong performance of fixed-income investments during the period. When stock prices started falling sharply, investors looked for lower-volatility opportunities in the bond market. As of the end of the reporting period, 69 percent of the fund's assets were invested in stocks, 29 percent in U.S. Government Obligations, and 2 percent in cash.

Q.   So, how did the fund perform overall?

A. In a friendly environment for our value investment style and for fixed income investing, the fund performed strongly. For the 12 months ended June 30, 2001, the fund returned 10.39 percent/1/. This performance compared extremely favorably to a variety of benchmarks, including:

     . the fund's peers, which, as measured by the Lipper Balanced Fund Index2, returned -1.05 percent for the period;

     . the stock market, which, as measured by the Standard & Poor's 500 Index/3/, lost 14.83 percent; and

     . value stocks, which, as measured by the Standard & Poor's/Barra Value index/4/, gained 7.82 percent.

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.

The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) only through the end of the reporting period indicated on the cover. ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2001.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Indices are not available for direct investment.

/4/ The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.

Annual Report     page 14

Q.   How did you manage the stock portion of the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results. We begin with a universe of about 450 large-cap stocks -about 400 U.S. and 50 European blue-chip stocks. Then we run a series of screens to weed out companies that fail to meet our relative value criteria. We hope to identify stocks that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Finally, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or an impending merger.

Q.   In light of the market, how did you apply this strategy?

A. During the reporting period we emphasized high-quality companies that do the majority of their business in the U.S. We reduced our exposure to European stocks because of the euro's continued sluggish performance.

     As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our screens but also fit into the following frameworks:

     . "Targeting the targets." In this era of business consolidation, we looked for stocks that we thought were viable takeover candidates. Some stocks we purchased under this theme were taken over as expected during the period. These companies included Associates First Capital (bought by Citigroup), Litton Industries (bought by Northrop Grumman), Seagram (bought by Vivendi), and Texaco (bought by Chevron).

     . "Picking up the pieces." With this theme, we sought to identify TMT stocks that suffered extreme price declines but continued to have sound business plans, strong balance sheets, and revenues not tied to advertising. We stuck with this theme for the first half of the reporting period but abandoned it after we concluded TMT stocks were still generally overvalued and could fall further.

     . "Capitalizing on infrastructure." Companies in both the power-generation and defense industries are upgrading their infrastructure as demand in these areas has recently increased. We believed these upgrades would make the underlying stocks more valuable in the coming months.

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

                                                       Annual Report     page 15

     For the fund's bond investments, meanwhile, we continued our long-standing focus on intermediate-term U.S. Treasury securities. These helped provide the portfolio with added stability during a volatile stock market.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in transportation stocks helped boost fund returns, as investors sought out companies that could hold up during a slowing economy. One excellent performer was Burlington Northern, the nation's second-largest railroad company. During the period we swapped our holdings in Burlington Northern for shares of Canadian Pacific, a railroad company that also operates energy and hotel-management businesses. Canadian Pacific also turned in excellent performance.

     The fund also benefited from investments in financial companies, which have historically outperformed during environments of falling interest rates. Some of the fund's outperformers during the reporting period included Allstate, Fannie Mae, and Citigroup. One financial stock that performed especially well for the fund was MetLife. We were eager buyers of the stock at the initial public offering, which took place a few months before the reporting period began. At the time, we noted that this strong company with a long, successful history was priced at approximately 14, or just 80 percent of book value. By the end of the reporting period, MetLife's stock price more than doubled.

Q.   Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer. Other weak-performing TMT stocks turning in poor results included software manufacturer Computer Associates; electronics and communications equipment maker Motorola; and communications service provider Vodafone (all three of which were sold during the fiscal year).

How Your Fund Pursues its Objective

--------------------------------------------------------------------------------

The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst-- for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

Annual Report     page 16

Q.   What do you think lies ahead for the stock market and the fund?

A. We expect continued sluggish economic growth in both the U.S. and around the world. At the same time, we think that the Federal Reserve Board will continue to lower interest rates if current market conditions continue. Historically, interest-rate cuts have been favorable for stock performance--although past performance can't guarantee future results.

     For the fund's fixed-income investments, we'll continue to focus on intermediate-term securities. For our stock investments, we'll stick with our value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

     We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                            Balanced Stock and Bond

                   Growth of an Assumed $10,000 Investment*

                             [CHART APPEARS HERE]

     ==== Nuveen Balanced Stock and Bond Fund (NAV) $17,255

     ==== Nuveen Balanced Stock and Bond Fund (Offer) $16,263

     ==== S&P 500 Index $20,139

     ==== Lehman Intermediate Treasury Index $13,859

--------------------------------------------------------------------------------
* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

                                                       Annual Report     page 17

Fund Spotlight as of 6-30-01
                                             NUVEEN BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                           A Shares      B Shares      C Shares      R Shares
------------------------------------------------------------------------------
NAV                        $25.25        $25.25        $25.26        $25.24
------------------------------------------------------------------------------
CUSIP                      67064Y107     67064Y206     67064Y305     67064Y404
------------------------------------------------------------------------------
Latest Dividend/1/         $0.1192       $0.0711       $0.0711       $0.1352
------------------------------------------------------------------------------
Latest Capital Gain/2/     $1.9363       $1.9363       $1.9363       $1.9363
------------------------------------------------------------------------------
Inception Date             8/96          8/96          8/96          8/96
------------------------------------------------------------------------------

Annualized Total Returns/3/

A Shares                 NAV      Offer

1 - Year              10.39%      4.03%
---------------------------------------
3 - Year               6.31%      4.23%
---------------------------------------
Since Inception       11.60%     10.26%
---------------------------------------

B Shares            w/o CDSC     w/CDSC

1 - Year               9.58%      5.58%
---------------------------------------
3 - Year               5.52%      4.66%
---------------------------------------
Since Inception       10.78%     10.51%
---------------------------------------

C Shares                            NAV

1 - Year                          9.58%
---------------------------------------
3 - Year                          5.54%
---------------------------------------
Since Inception                  10.79%
---------------------------------------

R Shares                            NAV

1 - Year                         10.66%
---------------------------------------
3 - Year                          6.56%
---------------------------------------
Since Inception                  11.86%
---------------------------------------

Top Five Stock Holdings/4/

Citigroup Inc.                     4.8%
---------------------------------------
Fannie Mae                         3.8%
---------------------------------------
Loews Corporation                  3.8%
---------------------------------------
The Allstate Corporation           3.6%
---------------------------------------
Household International, Inc.      3.5%
---------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity                              69%
---------------------------------------
U.S. Government
Obligations                         29%
---------------------------------------
Cash Equivalents                     2%
---------------------------------------

Top Five Sectors/4/

---------------------------------------

Financials
29.8%

Consumer Cyclicals
15.0%

Utilities
12.2%

Capital Goods
11.6%

Healthcare
8.9%

Portfolio Stats

---------------------------------------

Total Net Assets
$73.2 million

Average Duration
(bonds)
5.04

Average Market Capitalization
(stocks)
$50.5 billion

Average P/E (stocks)
13.6

Number of Stocks
42

Expense Ratio/5/
1.24%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.
--------------------------------------------------------------------------------

/1/ Paid July 2, 2001. This is the latest quarterly taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/3/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/4/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/5/  For Class A shares after credit/reimbursement.

Annual Report     page 18

From the Portfolio Manager
                                                      NUVEEN EUROPEAN VALUE FUND
--------------------------------------------------------------------------------

Nuveen European Value Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Rob Lyon, president and chief investment officer of ICAP, the fund's subadvisor.

Q.   What market factors affected fund performance during the reporting period?

A. European stock markets were subject to many of the same stressors that affected the U.S. market during the past 12 months. Accordingly, two major developments affecting the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

     Although slowing global demand took its toll on the European economy, we also saw a number of positive signs that we believed would continue to lay the groundwork for future economic successes. One was the persistent weakness of the euro currency, which significantly strengthened the competitive position of many European manufacturers, particularly those who export heavily into North America. In addition, recently enacted private pension reforms in Germany and the growing need of Europeans to actively manage their own financial future continued to create a powerful, latent demand for stocks. Investors continued to attempt to benefit from the historically higher returns common stocks have received compared to more conservative investment types.

Q.   In this environment, how did the fund perform?

A. The fund returned -11.60 percent during the 12 months ended June 30, 2001/1/. This disappointing showing on an absolute basis resulted largely from the euro's continued weakness compared to the U.S. dollar. In other words, fund performance was hurt when we traded euros for dollars.

     Compared to our peers and European stocks in general, however, our performance was much stronger. During the reporting period, the average

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) only through the end of the reporting period indicated on the cover. ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2001.

Annual Report     page 19

     European stock mutual fund, as measured by the Lipper European Fund Index/2/, returned -23.67 percent. Similarly, the European stock market, as measured by the Morgan Stanley Capital International (MSCI) Europe Index/3/, returned -21.82 percent.

Q.   How did you manage the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results.

     To select stocks for the fund, we run a series of tests to weed out companies that fail to meet our relative value criteria. We hope to identify businesses that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Then, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or a major corporate restructuring.

Q.   In light of market conditions, how did you apply this strategy?

A. As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our tests but also fit into a framework of what we call the "equification of Europe." With this theme, we noted that European financial services companies need to expand both their product portfolio and service offerings to European corporate and retail customers. During the reporting period, we focused on those companies we felt were best positioned to sell these new services, particularly those firms operating in wealthier countries.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in corporate restructuring situations benefited fund performance during the past year. Two noteworthy examples were:

     . Orient Express, a Bermuda-based owner and operator of exclusive, ultraluxury resort properties and hotels. The company was partially spun off from its parent conglomerate during the period.

Your Fund's Investment Objective

--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk.

--------------------------------------------------------------------------------

/2/ The Lipper Peer Group return represent the average annualized total return of the 30 largest funds in the Lipper European Equity Fund category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. It is not available for direct investment.

Annual Report     page 20

 .    Groupe Bruxelles Lambert, a Belgian holding company that acquired a 25 percent stake in the privately held media and entertainment giant Bertelsmann.

     The fund also enjoyed success with stocks in other defensive sectors, such as consumer staples and health care. In consumer staples, the fund benefited from its holdings in Diageo, a British spirits company that also owns the Burger King brand, and Switzerland's Nestle, which operates the world's largest food-products business. Health care firms such as Pharmacia and GlaxoSmithKline also produced excellent results for the fund.

Q.   Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer located in Holland. Another especially weak-performing TMT stock for the fund was Vodafone, a British company and the world's largest mobile phone operator which was sold during the fiscal year.

     Outside the TMT sectors, the fund's investments in BAE Systems, a British defense contractor, and Switzerland-based Zurich Financial Services, a leading provider of multiline insurance products and owner of the Farmers(r) insurance group, also hampered fund results (both holdings were sold during the fiscal year).

Q.   What do you think lies ahead for the stock market and the fund?

A. For the foreseeable future, we expect continued sluggish economic growth in Europe. Their economic and market trends generally lag those in the U.S. by anywhere from six months to two years. Though the European Central Bank
     (ECB) has not cut interest rates as quickly or as often as the Federal Reserve Board has in the U.S., the ECB did lower rates late in the period and may continue to do so in the future. This would be a positive development for the fund because, historically, interest-rate cuts have been favorable for stock performance -although past performance can't guarantee future results.

How Your Fund Pursues its Objective

--------------------------------------------------------------------------------

The fund purchases primarily stocks of established, well-known European companies with at least $1 billion in market capitalization. We concentrate on stocks we believe are selling for less than their intrinsic worth, and try to identify those companies with a catalyst - for example, a management change or an improved industry outlook - that will unlock the stock's unrecognized value. We generally buy only those 20 to 30 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 65% of the fund's total assets in European equity securities, predominantly U.S.-traded ADRs, and we may invest up to 35% of the fund's assets in cash equivalents and short-term fixed-income securities in order to reduce volatility and preserve capital.

Annual Report     page 21

        Another favorable development for the fund is the previously mentioned private pension reform movement that's sweeping across Europe. This "equification" of the European investment community, driven by the need for higher-returning investment assets is, in our opinion, a long-term trend that may continue to affect the demand for European stocks for some time.

        Regardless of economic and market conditions, we'll continue to stick with our bottom-up value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

        We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                                European Value

                   Growth of an Assumed $10,000 Investment*

                            [CHART APPEARS HERE]

        ==========  Nuveen European Value Fund (NAV) $10,468

        ==========  Nuveen European Value Fund (Offer) $9,866

        ==========  MSCI Europe IX GD Index $9,073

--------------------------------------------------------------------------------
*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Annual Report     page 22

Fund Spotlight as of 6-30-01

                                                      NUVEEN EUROPEAN VALUE FUND
--------------------------------------------------------------------------------

Quick Facts

                          A Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------
NAV                       $18.54       $18.39       $18.39       $18.57
--------------------------------------------------------------------------
CUSIP                     67064Y842    67064Y834    67064Y826    67064Y818
--------------------------------------------------------------------------
Latest Dividend/1/        $0.1819      $0.0104      $0.0104      $0.2395
--------------------------------------------------------------------------
Latest Capital Gain/2/    $2.0386      $2.0386      $2.0386      $2.0386
--------------------------------------------------------------------------
Inception Date            5/98         5/98         5/98         5/98
--------------------------------------------------------------------------

Annualized Total Returns/3/

A Shares                       NAV           Offer
1 - Year                   -11.60%         -16.67%
--------------------------------------------------
3 - Year                     1.74%          -0.25%
--------------------------------------------------
Since Inception              1.49%          -0.42%
--------------------------------------------------

B Shares                  w/o CDSC          w/CDSC
1 - Year                   -12.21%         -15.38%
--------------------------------------------------
3 - Year                     0.99%           0.08%
--------------------------------------------------
Since Inception              0.77%          -0.20%
--------------------------------------------------

C Shares                                       NAV
1 - Year                                   -12.16%
--------------------------------------------------
3 - Year                                     1.00%
--------------------------------------------------
Since Inception                              0.77%
--------------------------------------------------

R Shares                                       NAV
1 - Year                                   -11.41%
--------------------------------------------------
3 - Year                                     1.95%
--------------------------------------------------
Since Inception                              1.72%
--------------------------------------------------

Top Ten Stock Holdings/4/

Groupe Bruxelles Lambert S.A.                 8.4%
--------------------------------------------------
BP Amoco plc Sponsored ADR                    7.8%
--------------------------------------------------
Philips Electronics N.V.                      7.5%
--------------------------------------------------
Nestle S.A. Sponsored ADR                     4.8%
--------------------------------------------------
Investor AB - Class B                         4.8%
--------------------------------------------------
Bayerische Motoren Werke (BMW) AG             4.7%
--------------------------------------------------
ABN AMRO Holding N.V. Sponsored ADR           4.7%
--------------------------------------------------
Muenchener Rueckversicherungs -
Gesellschaft AG                               4.7%
--------------------------------------------------
Portugal Telecom, SGPS, S.A. Sponsored ADR    4.7%
--------------------------------------------------
Gucci Group N.V.                              4.7%
--------------------------------------------------

Portfolio Allocation

          [PIE CHART APPEARS HERE]

Equity                                        100%
--------------------------------------------------

Country Allocation/4/

Netherlands                                  21.4%
--------------------------------------------------
United Kingdom                               16.7%
--------------------------------------------------
United States                                16.5%
--------------------------------------------------
Germany                                      13.8%
--------------------------------------------------
Belgium                                       8.4%
--------------------------------------------------
Switzerland                                   4.8%
--------------------------------------------------
Sweden                                        4.8%
--------------------------------------------------
Portugal                                      4.7%
--------------------------------------------------
France                                        4.5%
--------------------------------------------------
Finland                                       4.4%
--------------------------------------------------


Top Five Stock
Sectors/4/
--------------------

Financials
35.9%

Consumer Cyclicals
25.2%

Consumer Staples
 9.5%

Utilities
 9.2%

Healthcare
 8.1%

Portfolio Stats
--------------------

Total Net Assets
$9.9 million

Beta
1.02

Average Market Capitalization (stocks)
$63.8 billion

Average P/E (stocks)
13.9

Number of Stocks
20

Expense Ratio/5/
1.54%
--------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

--------------------------------------------------------------------------------
/1/ Paid December 29, 2000. This is the latest annual taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/3/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/4/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/5/  For Class A shares after credit/reimbursement.


Annual Report     page 23

                 Portfolio of Investments
                 Nuveen Large-Cap Value Fund
                 (Formerly the Nuveen Growth and Income Stock Fund)
                 June 30, 2001

    Shares Description                                          Market Value
----------------------------------------------------------------------------
           COMMON STOCKS - 95.6%

           Basic Materials - 2.7%

   417,250 Weyerhaeuser Company                                 $ 22,936,233

----------------------------------------------------------------------------
           Capital Goods - 11.2%

   270,750 Caterpillar Inc.                                       13,551,038

   254,300 Emerson Electric Co.                                   15,385,150

   228,250 General Dynamics Corporation                           17,760,133

   214,400 Northrop Grumman Corporation                           17,173,440

   456,600 Republic Services, Inc. #                               9,063,510

   397,400 Tyco International Ltd.                                21,658,300

----------------------------------------------------------------------------
           Consumer Cyclicals - 12.9%

 1,281,900 AT&T Corp. - Liberty Media Corporation - Class A #     22,420,431

   290,400 Gannett Co., Inc.                                      19,137,360

   853,582 Philips Electronics N.V.                               22,560,172

   460,100 Sears, Roebuck and Co.                                 19,466,831

   495,500 Target Corporation                                     17,144,300

   212,200 TRW Inc.                                                8,700,200

----------------------------------------------------------------------------
           Consumer Staples - 3.5%

   172,450 Avon Products, Inc.                                     7,980,986

   388,900 Kimberly-Clark Corporation                             21,739,510

----------------------------------------------------------------------------
           Energy - 8.3%

   809,350 Conoco Inc. - Class B                                  23,390,215

   177,800 Kerr-McGee Corporation                                 11,782,806

   384,450 Phillips Petroleum Company                             21,913,650

   199,850 Texaco Inc.                                            13,310,010

----------------------------------------------------------------------------
           Financials - 28.8%

   671,650 The Allstate Corporation                               29,545,884

   413,100 Bank One Corporation                                   14,788,980

   751,454 Citigroup Inc.                                         39,706,829

   369,150 Fannie Mae                                             31,433,123

   510,400 FleetBoston Financial Corporation                      20,135,280

   408,350 Household International, Inc.                          27,236,945

   483,750 Loews Corporation                                      31,168,013

   919,450 MetLife, Inc.                                          28,484,561

   472,400 Wells Fargo & Company                                  21,933,532


--------------------------------------------------------------------------------
24

     Shares Description                                         Market Value
----------------------------------------------------------------------------
            Healthcare - 8.7%

    586,950 Abbott Laboratories                                 $ 28,179,470

    431,000 Bristol-Myers Squibb Company                          22,541,300

    495,801 Pharmacia Corporation                                 22,782,056

----------------------------------------------------------------------------
            Technology - 5.1%

    234,900 Electronic Data Systems Corporation                   14,681,250

    615,700 General Motors Corporation - Class H #                12,467,925

    141,750 International Business Machines Corporation (IBM)     16,017,750

----------------------------------------------------------------------------
            Transportation - 2.3%

    504,800 Canadian Pacific Limited                              19,561,000

----------------------------------------------------------------------------
            Utilities - 12.1%

    397,100 American Electric Power Company, Inc.                 18,334,107

    558,200 AT&T Wireless Services Inc. #                          9,126,570

    431,000 Entergy Corporation                                   16,546,090

    442,400 FPL Group, Inc.                                       26,636,903

    318,350 Verizon Communications Inc.                           17,031,724

  1,061,500 WorldCom, Inc. - WorldCom Group #                     15,073,299

----------------------------------------------------------------------------
            Total Common Stocks (cost $686,207,761)              810,486,866
         -------------------------------------------------------------------
            PREFERRED STOCKS - 1.6%

            Consumer Cyclicals - 1.6%

    408,600 The News Corporation Limited Sponsored ADR            13,238,640

----------------------------------------------------------------------------
            Total Preferred Stocks (cost $7,319,372)              13,238,640
         -------------------------------------------------------------------

  Principal
     Amount
      (000) Description                                         Market Value
----------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 2.5%

 $   21,200 Dow Chemical Company, Commercial Paper, effective     21,197,562
             yield of 4.14%, 7/02/01
----------------------------------------------------------------------------
            Total Short-Term Investments (cost $21,197,562)       21,197,562
         -------------------------------------------------------------------
            Total Investments (cost $714,724,695) - 99.7%        844,923,068
         -------------------------------------------------------------------
            Other Assets Less Liabilities - 0.3%                   2,132,905
         -------------------------------------------------------------------
            Net Assets - 100%                                   $847,055,973
         -------------------------------------------------------------------

         # Non-income producing.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund
                 June 30, 2001

 Shares Description                                          Market Value
-------------------------------------------------------------------------
        COMMON STOCKS - 40.1%

        Basic Materials - 1.0%

 26,800 Weyerhaeuser Company                                 $  1,473,196

-------------------------------------------------------------------------
        Capital Goods - 4.7%

 19,150 Caterpillar Inc.                                          958,458

 18,100 Emerson Electric Co.                                    1,095,050

 16,100 General Dynamics Corporation                            1,252,741

 15,200 Northrop Grumman Corporation                            1,217,520

 32,600 Republic Services, Inc. #                                 647,110

 28,000 Tyco International Ltd.                                 1,526,000

-------------------------------------------------------------------------
        Consumer Cyclicals - 5.4%

 90,600 AT&T Corp. - Liberty Media Corporation - Class A #      1,584,594

 20,350 Gannett Co., Inc.                                       1,341,065

 60,204 Philips Electronics N.V.                                1,591,192

 33,400 Sears, Roebuck and Co.                                  1,413,154

 34,600 Target Corporation                                      1,197,160

 15,200 TRW Inc.                                                  623,200

-------------------------------------------------------------------------
        Consumer Staples - 1.5%

 12,150 Avon Products, Inc.                                       562,302

 27,450 Kimberly-Clark Corporation                              1,534,455

-------------------------------------------------------------------------
        Energy - 3.5%

 56,950 Conoco Inc. - Class B                                   1,645,855

 12,500 Kerr-McGee Corporation                                    828,375

 27,150 Phillips Petroleum Company                              1,547,550

 14,100 Texaco Inc.                                               939,060

-------------------------------------------------------------------------
        Financials - 12.3%

 47,400 The Allstate Corporation                                2,085,126

 30,700 Bank One Corporation                                    1,099,060

 53,057 Citigroup Inc.                                          2,803,532

 26,000 Fannie Mae                                              2,213,900

 36,300 FleetBoston Financial Corporation                       1,432,035

 30,150 Household International, Inc.                           2,011,005

 34,400 Loews Corporation                                       2,216,392

 65,200 MetLife, Inc.                                           2,019,896

 33,100 Wells Fargo & Company                                   1,536,833

--------------------------------------------------------------------------------
26

 Shares Description                                         Market Value
------------------------------------------------------------------------
        Healthcare - 3.6%

 41,550 Abbott Laboratories                                 $  1,994,816

 30,550 Bristol-Myers Squibb Company                           1,597,765

 34,951 Pharmacia Corporation                                  1,605,998
------------------------------------------------------------------------
        Technology - 2.1%

 16,650 Electronic Data Systems Corporation                    1,040,625

 43,800 General Motors Corporation - Class H #                   886,950

  9,950 International Business Machines Corporation (IBM)      1,124,350

------------------------------------------------------------------------
        Transportation - 1.0%

 36,150 Canadian Pacific Limited                               1,400,813

------------------------------------------------------------------------
        Utilities - 5.0%

 39,300 AT&T Wireless Services Inc. #                            642,555

 28,300 American Electric Power Company, Inc.                  1,306,611

 30,450 Entergy Corporation                                    1,168,976

 30,250 FPL Group, Inc.                                        1,821,352

 22,300 Verizon Communications Inc.                            1,193,049

 75,000 WorldCom, Inc. - WorldCom Group #                      1,064,999
------------------------------------------------------------------------
        Total Common Stocks (cost $46,981,707)                57,244,675
         ---------------------------------------------------------------
        PREFERRED STOCKS - 0.7%

        Consumer Cyclicals - 0.7%

 29,200 The News Corporation Limited Sponsored ADR               946,080
------------------------------------------------------------------------
        Total Preferred Stocks (cost $517,807)                   946,080
         ---------------------------------------------------------------

--------------------------------------------------------------------------------
27

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund (continued) June 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              MUNICIPAL BONDS - 56.6%

              Alabama - 0.3%

   $      455 Alabama Water Pollution        8/05 at 100       AAA $    496,118
               Control Authority,
               Revolving Fund Loan
               Bonds, Series 1994,
               6.625%, 8/15/08

-------------------------------------------------------------------------------
              California - 4.4%

        2,495 City of Escondido,         7/05 at 101 1/2       AAA    2,561,816
               California, Multifamily
               Housing Revenue
               Refunding Bonds, Series
               1997B (Morning View
               Terrace Apartments),
               5.400%, 1/01/27
               (Mandatory put 7/01/07)

          735 Northern California           No Opt. Call        A-      792,065
               Power Agency, Revenue
               Bonds, Series 1993
               (Geothermal Project
               Number 3), 5.650%,
               7/01/07

          250 County of Orange,             No Opt. Call       AAA      283,885
               California, Refunding
               Recovery Bonds, 1995
               Series A, 6.000%,
               6/01/10

        1,495 Palmdale Civic                 7/07 at 102       AAA    1,579,542
               Authority, California,
               1997 Revenue Bonds,
               Series A (Civic Center
               Refinancing), 5.375%,
               7/01/12

        1,000 County of San Diego,           9/09 at 101      Baa3    1,048,900
               California,
               Certificates of
               Participation (The
               Burnham Institute),
               5.700%, 9/01/11

-------------------------------------------------------------------------------
              Colorado - 3.1%

        2,000 City and County of            11/06 at 102       AAA    2,150,240
               Denver, Colorado,
               Airport System Revenue
               Bonds, Series 1996A,
               5.625%, 11/15/08
               (Alternative Minimum
               Tax)

        1,000 City and County of             1/09 at 101       AAA    1,080,900
               Denver, Colorado,
               Airport Special
               Facilities Revenue
               Bonds (Rental Car
               Projects), Series
               1999A, 6.000%, 1/01/13
               (Alternative Minimum
               Tax)

        2,000 Metropolitan Football         No Opt. Call       AAA    1,197,800
               Stadium District,
               Colorado, Sales Tax
               Revenue Bonds, Series
               1999A, 0.000%, 1/01/12

-------------------------------------------------------------------------------
              Connecticut - 2.5%

        1,075 Connecticut Housing            5/06 at 102        AA    1,107,497
               Finance Authority,
               Housing Mortgage
               Finance Program Bonds,
               1996 Series B,
               Subseries B-2, 5.750%,
               11/15/08 (Alternative
               Minimum Tax)

        1,000 Connecticut Health and        No Opt. Call       BBB      986,450
               Educational Facilities
               Authority, Revenue
               Bonds, Hospital for
               Special Care Issue,
               Series B, 5.125%,
               7/01/07

        1,485 Connecticut Development       12/06 at 103      BBB+    1,424,516
               Authority, First
               Mortgage Gross Revenue
               Health Care Project
               Refunding Bonds, Series
               1998A (The Elim Park
               Baptist Home, Inc.
               Project), 4.875%,
               12/01/07

-------------------------------------------------------------------------------
              District of Columbia -
               0.4%

              District of Columbia,
               Washington D.C.,
               General Obligation
               Refunding Bonds, Series
               1994A-1:
          245  6.500%, 6/01/10              No Opt. Call       AAA      284,482
          255  6.500%, 6/01/10              No Opt. Call       AAA      293,441

-------------------------------------------------------------------------------
              Georgia - 1.6%

        2,000 Development Authority of       5/08 at 101      BBB-    1,869,500
               Fulton County, Georgia,
               Special Facilities
               Revenue Bonds (Delta
               Airlines, Inc.
               Project), Series 1998,
               5.300%, 5/01/13
               (Alternative Minimum
               Tax)

          455 Georgia Housing and            6/06 at 102       AAA      469,282
               Finance Authority,
               Single Family Mortgage
               Bonds, 1996 Series A,
               5.875%, 12/01/19
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Idaho - 0.8%

        1,030 Idaho Housing and              1/07 at 102        A1    1,078,935
               Finance Association,
               Single Family Mortgage
               Bonds, 1997 Series D,
               5.950%, 7/01/09
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Illinois - 4.6%

        1,075 Village of Bolingbrook,       No Opt. Call       AAA    1,272,596
               Will and DuPage
               Counties, Illinois,
               Residential Mortgage
               Revenue Bonds, Series
               1979, 7.500%, 8/01/10


--------------------------------------------------------------------------------
28

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Illinois (continued)

              Illinois Development
              Finance Authority,
              Economic Development
              Revenue Bonds, Series 1998
              (The Latin School of
              Chicago Project):
   $      270  5.200%, 8/01/11               8/08 at 100      Baa2 $    270,462
          200  5.250%, 8/01/12               8/08 at 100      Baa2      199,160
          580  5.300%, 8/01/13               8/08 at 100      Baa2      573,858

        2,160 Illinois Health Facilities     7/04 at 102    N/R***    2,422,483
               Authority, Revenue Bonds,
               Series 1985 (St.
               Elizabeth's Hospital of
               Chicago, Inc.), 7.250%,
               7/01/05 (Pre-refunded to
               7/01/04)

        1,500 Illinois Health Facilities    11/03 at 102         A    1,544,280
               Authority, Revenue Bonds,
               Series 1993 (OSF
               Healthcare System),
               6.000%, 11/15/10

          225 Illinois Health Facilities     2/06 at 102       AAA      238,588
               Authority, FHA-Insured
               Mortgage Revenue Bonds,
               Series 1996 (Sinai Health
               System), 5.500%, 2/15/09

-------------------------------------------------------------------------------
              Maine - 0.2%

          255 Town of Winslow, Maine,        3/07 at 102       Aaa      275,568
               General Obligation Tax
               Increment Financing
               Bonds, 1997 Series A
               (Crowe Rope Industries
               Project), 6.000%, 3/01/11
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Massachusetts - 5.4%

              Massachusetts Development
              Finance Agency, Resource
              Recovery Revenue Bonds
              (Ogden Haverhill Project),
              Series 1998B:
        1,720  5.100%, 12/01/12             12/08 at 102       BBB    1,611,760
               (Alternative Minimum Tax)
        1,885  5.200%, 12/01/13             12/08 at 102       BBB    1,761,834
               (Alternative Minimum Tax)

          250 Massachusetts Health and       7/06 at 102       AAA      276,758
               Educational Facilities
               Authority, Revenue Bonds,
               Melrose-Wakefield
               Healthcare Corporation
               Issue, Series C, 5.700%,
               7/01/08 (Pre-refunded to
               7/01/06)

              Massachusetts Industrial
              Finance Agency, Resource
              Recovery Revenue Refunding
              Bonds (Ogden Haverhill
              Project), Series 1998A:
        1,500  5.450%, 12/01/12             12/08 at 102       BBB    1,479,510
               (Alternative Minimum Tax)
        1,825  5.500%, 12/01/13             12/08 at 102       BBB    1,791,931
               (Alternative Minimum Tax)

          810 Massachusetts Turnpike         7/01 at 100       AAA      827,213
               Authority, Western
               Turnpike Revenue Bonds,
               1997 Series A, 5.550%,
               1/01/17

-------------------------------------------------------------------------------
              Mississippi - 1.2%

              Jones County, Mississippi,
              Hospital Revenue Refunding
              Bonds (South Central
              Regional Medical Center
              Project), Series 1997:
        1,285  5.350%, 12/01/10             12/07 at 100      BBB+    1,241,965
          500  5.400%, 12/01/11             12/07 at 100      BBB+      477,795

-------------------------------------------------------------------------------
              Nebraska - 6.9%

        9,921 Energy America, Nebraska,     No Opt. Call       N/R    9,785,054
               Natural Gas Revenue
               Bonds, 1998 Series A,
               5.700%, 7/01/08

-------------------------------------------------------------------------------
              Nevada - 1.4%

        1,620 Nevada Housing Division,       4/07 at 102       Aa3    1,702,652
               Single Family Mortgage
               Bonds, 1997 Series B-1
               Mezzanine Bonds, 6.000%,
               4/01/15 (Alternative
               Minimum Tax)

          250 Airport Authority of           7/03 at 102       AAA      266,218
               Washoe County, Reno,
               Nevada, Airport Revenue
               Refunding Bonds, Series
               1993B, 5.875%, 7/01/11

-------------------------------------------------------------------------------
              New Hampshire - 2.0%

        1,450 New Hampshire Higher           1/07 at 102      BBB-    1,461,658
               Educational and Health
               Facilities Authority,
               Revenue Bonds, Series
               1997 (New Hampshire
               College), 6.200%, 1/01/12

        1,300 State of New Hampshire,        4/02 at 102       AAA    1,349,972
               Turnpike System Revenue
               Bonds, 1992 Series,
               6.000%, 4/01/13

-------------------------------------------------------------------------------
              New York - 9.3%

        2,000 The City University of New    No Opt. Call       AA-    2,200,700
               York, New York,
               Certificates of
               Participation (John Jay
               College of Criminal
               Justice Project
               Refunding), Series 1995A,
               6.000%, 8/15/06

        5,000 Erie County, New York,        12/10 at 103       N/R    2,462,500
               Industrial Development
               Agency, Solid Waste
               Disposal Facility Revenue
               Bonds (1998 CanFibre of
               Lackawanna Project),
               8.875%, 12/01/13
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
29

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund (continued) June 30, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              New York (continued)

  $       500 Metropolitan                   No Opt. Call       AA- $    549,800
               Transportation
               Authority, New York,
               Transit Facilities
               Service Contract Bonds,
               Series O, 5.750%,
               7/01/07

          250 The City of New York,      11/06 at 101 1/2         A      269,278
               New York, General
               Obligation Bonds,
               Fiscal 1997 Series D,
               5.875%, 11/01/11

          500 The City of New York,           4/07 at 101         A      546,925
               New York, General
               Obligation Bonds,
               Fiscal 1997 Series I,
               6.000%, 4/15/09

        1,000 The City of New York,           8/07 at 101         A    1,066,100
              New York, General
              Obligation Bonds, Fiscal
              1998 Series D, 5.500%,
              8/01/10

              New York State Dormitory
               Authority, Revenue
               Bonds, City University
               Issue, Series U:
          160  6.375%, 7/01/08 (Pre-          7/02 at 102     A3***      168,851
               refunded to 7/01/02)
          115  6.375%, 7/01/08                7/02 at 102        A3      120,883

        2,000 New York State Thruway          4/06 at 102       AA-    2,167,080
               Authority, Local
               Highway and Bridge
               Service Contract Bonds,
               Series 1996, 5.625%,
               4/01/07

          285 New York State Urban           No Opt. Call       AA-      314,509
               Development
               Corporation, State
               Facilities Revenue
               Bonds, 1995 Refunding
               Series, 6.250%, 4/01/06

        1,700 New York State Urban            1/03 at 102       AA-    1,778,285
               Development
               Corporation, Project
               Revenue Bonds (Cornell
               Center for Theory and
               Simulation in Science
               and Engineering Grant),
               Series 1993, 5.900%,
               1/01/07

        1,430 Empire State Development       No Opt. Call       AA-    1,607,763
               Corporation, New York,
               Urban Development
               Corporation Youth
               Facilities Revenue
               Bonds, Series 1997,
               6.500%, 4/01/07

--------------------------------------------------------------------------------
              North Carolina - 1.7%

        1,920 North Carolina Municipal       No Opt. Call       AAA    2,462,630
               Power Agency Number 1,
               Catawba Electric
               Revenue Bonds, Series
               1980, 10.500%, 1/01/10

--------------------------------------------------------------------------------
              Ohio - 3.5%

        1,750 City of Dayton, Ohio,          No Opt. Call       BBB    1,780,485
               Special Facilities
               Revenue Refunding
               Bonds, 1988 Series C
               (Emery Air Freight
               Corporation and Emery
               Worldwide Airlines,
               Inc. - Guarantors),
               6.050%, 10/01/09

        1,500 County of Lorain, Ohio,         2/08 at 101       BBB    1,402,545
               Health Care Facilities
               Revenue Refunding
               Bonds, Series 1998A
               (Kendal at Oberlin),
               5.375%, 2/01/12

        1,680 Ohio Building Authority,        4/03 at 100       AAA    1,844,556
               State Facilities
               Refunding Bonds, 1982
               Series A (Toledo
               Government Office
               Building), 10.125%,
               10/01/06 (Pre-refunded
               to 4/01/03)

--------------------------------------------------------------------------------
              Oklahoma - 0.8%

        1,000 Oklahoma Industries            No Opt. Call       AAA    1,096,590
               Authority, Health
               System Revenue
               Refunding Bonds
               (Obligated Group
               consisting of INTEGRIS
               Baptist Medical Center,
               Inc., INTEGRIS South
               Oklahoma City Hospital
               Corporation and
               INTEGRIS Rural Health,
               Inc.), Series 1995D,
               6.000%, 8/15/07

--------------------------------------------------------------------------------
              Rhode Island - 1.4%

        1,760 City of Providence,             7/07 at 101       AAA    1,939,731
               Rhode Island, General
               Obligation Bonds, 1997
               Series A, 6.000%,
               7/15/09

--------------------------------------------------------------------------------
              Tennessee - 1.9%

        2,700 The Industrial                 10/03 at 102        A-    2,781,216
               Development Board of
               the City of Cookeville,
               Tennessee, Hospital
               Refunding Revenue
               Bonds, Series 1993
               (Cookeville General
               Hospital Project),
               5.750%, 10/01/10

--------------------------------------------------------------------------------
              Texas - 2.4%

        2,000 Abilene Higher Education       11/08 at 100       Aa3    1,984,020
               Authority, Inc., Texas,
               Student Loan Revenue
               Bonds, Subordinate
               Series 1998B
               (Subordinate Lien Fixed
               Rate Term Bonds),
               5.050%, 7/01/13
               (Alternative Minimum
               Tax)

              City of Austin, Texas,
               Water, Sewer and
               Electric Refunding
               Revenue Bonds, Series
               1982:
            5  14.000%, 11/15/01             No Opt. Call      A***        5,210
           30  14.000%, 11/15/01             No Opt. Call         A       31,207


--------------------------------------------------------------------------------
30

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              Texas (continued)

   $      250 City of San Antonio,          7/06 at 101       AAA $    264,910
               Texas, Airport System
               Improvement Revenue
               Bonds, Series 1996,
               5.700%, 7/01/09
               (Alternative Minimum
               Tax)

          170 Texas Department of           9/06 at 102       AAA      181,339
               Housing and Community
               Affairs, Single Family
               Mortgage Revenue Bonds,
               1996 Series E, 5.750%,
               3/01/10

        1,000 Tyler Health Facilities       7/02 at 100      Baa2      957,440
               Development Corporation,
               Texas, Hospital Revenue
               Bonds, Series 1997A
               (Mother Frances Hospital
               Regional Healthcare
               Center Project), 5.500%,
               7/01/09

------------------------------------------------------------------------------
              Utah - 0.2%

          500 Tooele County, Hazardous      8/05 at 102       N/R       99,375
               Waste Disposal Revenue
               Bonds (Laidlaw Inc/USPCI
               Clive Project), Series
               1995, 6.750%, 8/01/10
               (Alternative Minimum
               Tax) #

          200 State Board of Regents of    11/05 at 102       AAA      214,332
               the State of Utah,
               Student Loan Revenue
               Bonds, 1995 Series N,
               6.000%, 5/01/08
               (Alternative Minimum
               Tax)

------------------------------------------------------------------------------
              Washington - 0.6%

           30 Washington Public Power      No Opt. Call       Aaa       30,020
               Supply System, Nuclear
               Project No. 2 Revenue
               Bonds, Series 1981A,
               14.375%, 7/01/01

          800 Washington Public Power       7/06 at 102       AAA      860,825
               Supply System, Nuclear
               Project No. 3 Refunding
               Revenue Bonds, Series
               1996-A, 5.700%, 7/01/09

------------------------------------------------------------------------------
   $   81,791 Total Municipal Bonds                                 80,725,789
               (cost $82,437,063)
------------------------------------------------------------------------------
------------
              Total Investments (cost                              138,916,544
               $129,936,577) - 97.4%
         ---------------------------------------------------------------------
              Other Assets Less                                      3,732,558
               Liabilities - 2.6%
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $142,649,102
         ---------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accoun-tants): Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.


         N/R Investment is not rated.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
31

                 Portfolio of Investments
                 Nuveen Balanced Stock and Bond Fund
                 June 30, 2001

 Shares Description                                          Market Value
-------------------------------------------------------------------------
        COMMON STOCKS - 67.6%

        Basic Materials - 1.9%

 25,400 Weyerhaeuser Company                                 $  1,396,238

-------------------------------------------------------------------------
        Capital Goods - 7.9%

 16,500 Caterpillar Inc.                                          825,825

 16,250 Emerson Electric Co.                                      983,125

 13,950 General Dynamics Corporation                            1,085,450

 13,150 Northrop Grumman Corporation                            1,053,315

 27,900 Republic Services, Inc. #                                 553,815

 23,950 Tyco International Ltd.                                 1,305,275

-------------------------------------------------------------------------
        Consumer Cyclicals - 9.2%

 78,400 AT&T Corp. - Liberty Media Corporation - Class A #      1,371,216

 17,450 Gannett Co., Inc.                                       1,149,955

 52,161 Philips Electronics N.V.                                1,378,615

 29,400 Sears, Roebuck and Co.                                  1,243,914

 30,300 Target Corporation                                      1,048,380

 12,650 TRW Inc.                                                  518,650

-------------------------------------------------------------------------
        Consumer Staples - 2.5%

 10,500 Avon Products, Inc.                                       485,940

 23,650 Kimberly-Clark Corporation                              1,322,035

-------------------------------------------------------------------------
        Energy - 5.9%

 49,850 Conoco Inc. - Class B                                   1,440,665

 10,900 Kerr-McGee Corporation                                    722,343

 23,400 Phillips Petroleum Company                              1,333,800

 12,200 Texaco Inc.                                               812,520

-------------------------------------------------------------------------
        Financials - 20.4%

 41,100 The Allstate Corporation                                1,807,989

 25,000 Bank One Corporation                                      895,000

 45,874 Citigroup Inc.                                          2,423,982

 22,650 Fannie Mae                                              1,928,648

 31,300 FleetBoston Financial Corporation                       1,234,785

 26,150 Household International, Inc.                           1,744,205

 29,750 Loews Corporation                                       1,916,793

 55,700 MetLife, Inc.                                           1,725,586

 27,700 Wells Fargo & Company                                   1,286,111

-------------------------------------------------------------------------
        Healthcare - 6.1%

 35,800 Abbott Laboratories                                     1,718,758

 26,250 Bristol-Myers Squibb Company                            1,372,875

 30,316 Pharmacia Corporation                                   1,393,020

--------------------------------------------------------------------------------
32

 Shares Description                                         Market Value
------------------------------------------------------------------------
        Technology - 3.6%

 14,050 Electronic Data Systems Corporation                 $    878,125

 37,400 General Motors Corporation - Class H #                   757,350

  8,650 International Business Machines Corporation (IBM)        977,450

------------------------------------------------------------------------
        Transportation - 1.7%

 31,350 Canadian Pacific Limited                               1,214,813

------------------------------------------------------------------------
        Utilities - 8.4%

 24,300 American Electric Power Company, Inc.                  1,121,931

 34,100 AT&T Wireless Services Inc. #                            557,535

 26,300 Entergy Corporation                                    1,009,657

 25,200 FPL Group, Inc.                                        1,517,292

 19,250 Verizon Communications Inc.                            1,029,875

 64,800 WorldCom, Inc. - WorldCom Group #                        920,159

------------------------------------------------------------------------
        Total Common Stocks (cost $41,571,690)                49,463,015
         ---------------------------------------------------------------
        PREFERRED STOCKS - 1.1%

        Consumer Cyclicals - 1.1%

 24,900 The News Corporation Limited Sponsored ADR               806,760
------------------------------------------------------------------------
        Total Preferred Stocks (cost $450,499)                   806,760
         ---------------------------------------------------------------

--------------------------------------------------------------------------------
33

                 Portfolio of Investments
                 Nuveen Balanced Stock and Bond Fund (continued)
                 June 30, 2001

    Principal
 Amount (000) Description                                          Market Value
-------------------------------------------------------------------------------
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.8%

              U.S. Treasury Bonds - 8.3%

   $    3,825  7.250%, 5/15/16                                     $  4,352,490
        1,670  6.000%, 2/15/26                                        1,688,965

-------------------------------------------------------------------------------
              U.S. Treasury Notes - 20.5%

          585  6.375%, 9/30/01                                          588,784
        2,825  7.500%, 5/15/02                                        2,912,485
        2,625  7.875%, 11/15/04                                       2,874,575
        2,785  6.500%, 5/15/05                                        2,944,567
        2,890  7.000%, 7/15/06                                        3,135,464
        2,500  5.750%, 8/15/10                                        2,558,219
-------------------------------------------------------------------------------
              Total U.S. Government and Agency Obligations (cost     21,055,549
               $20,615,472)
         ----------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 2.0%

        1,500 Dow Chemical Company, Commercial Paper, effective       1,499,828
               yield of 4.14%, 7/02/01
-------------------------------------------------------------------------------
              Total Short-Term Investments (cost $1,499,828)          1,499,828
         ----------------------------------------------------------------------
              Total Investments (cost $64,137,489) - 99.5%           72,825,152
         ----------------------------------------------------------------------
              Other Assets Less Liabilities - 0.5%                      341,431
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $ 73,166,583
         ----------------------------------------------------------------------

         # Non-income producing.






                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
34

                 Portfolio of Investments
                 Nuveen European Value Fund
                 June 30, 2001

 Shares Description                                          Market Value
-------------------------------------------------------------------------
        COMMON STOCKS - 100.0%

        Basic Materials - 4.4%

 11,150 Bayer AG Sponsored ADR                               $    434,204

-------------------------------------------------------------------------
        Consumer Cyclicals - 25.1%

 25,900 AT&T Corp. - Liberty Media Corporation - Class A #        452,991

 14,200 Bayerische Motoren Werke (BMW) AG                         467,536

  5,500 Gucci Group N.V.                                          460,625

 16,900 Orient-Express Hotel Ltd. - Class A #                     372,645

 28,144 Philips Electronics N.V.                                  743,846

-------------------------------------------------------------------------
        Consumer Staples - 9.5%

 10,450 Diageo plc Sponsored ADR                                  459,278

  9,000 Nestle S.A. Sponsored ADR                                 478,204

-------------------------------------------------------------------------
        Energy - 7.8%

 15,400 BP Amoco plc Sponsored ADR                                767,690

-------------------------------------------------------------------------
        Financials - 35.9%

 24,624 ABN AMRO Holding N.V. Sponsored ADR                       466,132

 14,800 Groupe Bruxelles Lambert S.A.                             829,272

  6,850 ING Groep N.V. Sponsored ADR                              451,210

 37,300 Investor AB - Class B                                     475,187

  1,650 Muenchener Rueckversicherungs-Gesellschaft AG             462,961

 77,386 Nordea AB FDR                                             438,848

  3,000 UBS AG #                                                  426,030

-------------------------------------------------------------------------
        Healthcare - 8.1%

  7,500 GlaxoSmithKline plc ADR                                   421,500

  8,250 Pharmacia Corporation                                     379,088

--------------------------------------------------------------------------------
35

                 Portfolio of Investments
                 Nuveen European Value Fund (continued)
                 June 30, 2001

 Shares Description                                    Market Value
--------------------------------------------------------------------
        Utilities - 9.2%

 66,802 Portugal Telecom, SGPS, S.A. Sponsored ADR          461,602

 13,950 Suez S.A.                                           448,679
--------------------------------------------------------------------
        Total Investments (cost $9,499,809) - 100.0%      9,897,528
         -----------------------------------------------------------
        Other Assets Less Liabilities - 0.0%                 (1,646)
         -----------------------------------------------------------
        Net Assets - 100%                              $  9,895,882
         -----------------------------------------------------------

         # Non-income producing.

                           Country Allocation (as a
                         percentage of the fund's net
                                    assets)

                  Netherlands     21.4%
                       ----------------
                  United Kingdom  16.7%
                       ----------------
                  United States   16.5%
                       ----------------
                  Germany         13.8%
                       ----------------
                  Belgium          8.4%
                       ----------------
                  Sweden           4.8%
                       ----------------
                  Switzerland      4.8%
                       ----------------
                  Portugal         4.7%
                       ----------------
                  France           4.5%
                       ----------------
                  Finland          4.4%
                       ----------------





                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
36

                 Statement of Net Assets
                 June 30, 2001

                                 Large-Cap Municipal and   Stock and   European
                                     Value         Stock        Bond      Value
-------------------------------------------------------------------------------
Assets
Investment securities, at
 market value                 $844,923,068 $138,916,544  $72,825,152 $9,897,528
Cash                               559,363           --      298,157    177,279
Receivables:
 Dividends and interest          1,324,050    1,768,914      389,178     29,313
 Investments sold                5,388,806    3,951,751      338,960         --
 Shares sold                       425,388      132,916       17,795         --
Deferred organization assets         7,478        9,808       10,593     44,129
Other assets                       127,633       21,416       16,784      7,715
-------------------------------------------------------------------------------
  Total assets                 852,755,786  144,801,349   73,896,619 10,155,964
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                          --    1,325,753           --         --
Payables:
 Investments purchased           3,523,271      233,950      204,363         --
 Shares redeemed                   728,935      101,480       24,704    133,026
Accrued expenses:
 Management fees                   468,234      151,391       84,588     99,052
 12b-1 distribution and
  service fees                     269,172       64,159       26,031      3,618
 Other                             675,406      108,704       78,508     24,386
Dividends payable                   34,795      166,810      311,842         --
-------------------------------------------------------------------------------
  Total liabilities              5,699,813    2,152,247      730,036    260,082
-------------------------------------------------------------------------------
Net assets                    $847,055,973 $142,649,102  $73,166,583 $9,895,882
-------------------------------------------------------------------------------
Class A Shares
Net assets                    $672,916,594 $ 85,586,331  $49,029,777 $2,354,599
Shares outstanding              27,582,791    3,544,052    1,942,037    127,012
Net asset value and
 redemption price per share   $      24.40 $      24.15  $     25.25 $    18.54
Offering price per share
 (net asset value per share
 plus
 maximum sales charge of
 5.75% of offering price)     $      25.89 $      25.62  $     26.79 $    19.67
-------------------------------------------------------------------------------
Class B Shares
Net assets                    $ 91,117,348 $ 41,641,025  $12,242,775 $2,722,803
Shares outstanding               3,766,036    1,683,084      484,946    148,048
Net asset value, offering
 and redemption price per
 share                        $      24.19 $      24.74  $     25.25 $    18.39
-------------------------------------------------------------------------------
Class C Shares
Net assets                    $ 63,834,518 $ 14,302,119  $ 6,497,820 $  641,530
Shares outstanding               2,642,213      578,593      257,242     34,891
Net asset value, offering
 and redemption price per
 share                        $      24.16 $      24.72  $     25.26 $    18.39
-------------------------------------------------------------------------------
Class R Shares
Net assets                    $ 19,187,513 $  1,119,627  $ 5,396,211 $4,176,950
Shares outstanding                 784,346       46,856      213,815    224,913
Net asset value, offering
 and redemption price per
 share                        $      24.46 $      23.90  $     25.24 $    18.57
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
37

                 Statement of Operations
                 Year Ended June 30, 2001


                             Large-Cap  Municipal and   Stock and     European
                                 Value          Stock        Bond        Value
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign
 tax expense of $273,028,
 $20,692, $15,866 and
 $32,254, respectively)    $14,943,839    $ 1,098,231  $  878,628  $   229,595
Interest                     1,689,306      5,142,249   1,669,135           --
-------------------------------------------------------------------------------
Total investment income     16,633,145      6,240,480   2,547,763      229,595
-------------------------------------------------------------------------------
Expenses
Management fees              7,008,924      1,105,895     555,178      109,489
12b-1 service fees -
  Class A                    1,693,475        223,174     126,795        7,105
12b-1 distribution and
 service fees - Class B        923,472        431,236     117,175       31,456
12b-1 distribution and
 service fees - Class C        609,264        143,325      64,876        7,888
Shareholders' servicing
 agent fees and expenses     1,489,088        162,765     109,887       15,634
Custodian's fees and
 expenses                      163,760         84,136      77,748       29,819
Trustees' fees and
 expenses                       99,738         16,095      11,501        1,439
Professional fees              143,745         22,294      18,824       12,971
Shareholders' reports -
  printing and mailing
 expenses                      210,339          4,207       3,176        5,733
Federal and state
 registration fees              63,802         44,983      36,897       29,798
Amortization of deferred
 organization costs             36,000         36,000      36,000       32,000
Other expenses                  38,410         12,091       5,086          610
-------------------------------------------------------------------------------
Total expenses before
 custodian fee credit and
 expense reimbursement      12,480,017      2,286,201   1,163,143      283,942
 Custodian fee credit          (57,367)        (8,690)     (7,466)      (1,169)
 Expense reimbursement        (117,869)       (18,179)   (117,308)     (87,771)
-------------------------------------------------------------------------------
Net expenses                12,304,781      2,259,332   1,038,369      195,002
-------------------------------------------------------------------------------
Net investment income        4,328,364      3,981,148   1,509,394       34,593
-------------------------------------------------------------------------------
Realized and Unrealized
 Gain (Loss) from
 Investments
Net realized gain (loss)
 from investment
 transactions               (8,527,624)       474,092    (183,028)    (891,069)
Net change in unrealized
 appreciation or
 depreciation of
 investments                92,490,517      6,163,201   5,855,680     (597,727)
-------------------------------------------------------------------------------
Net gain (loss) from
 investments                83,962,893      6,637,293   5,672,652   (1,488,796)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                $88,291,257    $10,618,441  $7,182,046  $(1,454,203)
-------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
38

                 Statement of Changes in Net Assets

                                Large-Cap Value            Municipal and Stock
                          ----------------------------  --------------------------
                             Year Ended     Year Ended    Year Ended    Year Ended
                                6/30/01        6/30/00       6/30/01       6/30/00
-----------------------------------------------------------------------------------
Operations
Net investment income     $   4,328,364  $   6,647,251  $  3,981,148  $  4,851,052
Net realized gain (loss)
 from investment
 transactions                (8,527,624)    78,196,283       474,092     6,680,397
Net change in unrealized
 appreciation or
 depreciation of
 investments                 92,490,517   (134,957,559)    6,163,201   (13,985,582)
-----------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                  88,291,257    (50,114,025)   10,618,441    (2,454,133)
-----------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                     (5,752,509)    (7,504,717)   (3,126,204)   (3,577,517)
 Class B                        (66,677)      (245,079)     (849,513)     (869,308)
 Class C                        (44,578)      (126,515)     (281,418)     (326,338)
 Class R                       (203,793)      (222,288)      (45,142)      (42,783)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                    (62,036,221)   (30,549,212)   (3,993,405)     (496,300)
 Class B                     (8,442,715)    (4,159,620)   (1,887,874)     (222,282)
 Class C                     (5,623,621)    (2,042,685)     (626,375)      (87,759)
 Class R                     (1,656,756)      (709,668)      (49,431)       (4,836)
-----------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (83,826,870)   (45,559,784)  (10,859,362)   (5,627,123)
-----------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                   79,171,942    101,938,343    11,962,862    19,407,372
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               53,886,294     28,852,919     7,027,448     3,291,735
-----------------------------------------------------------------------------------
                            133,058,236    130,791,262    18,990,310    22,699,107
Cost of shares redeemed    (126,300,061)  (145,978,842)  (31,227,749)  (57,805,189)
-----------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions           6,758,175    (15,187,580)  (12,237,439)  (35,106,082)
-----------------------------------------------------------------------------------
Net increase (decrease)
 in net assets               11,222,562   (110,861,389)  (12,478,360)  (43,187,338)
Net assets at the
 beginning of year          835,833,411    946,694,800   155,127,462   198,314,800
-----------------------------------------------------------------------------------
Net assets at the end of
 year                     $ 847,055,973  $ 835,833,411  $142,649,102  $155,127,462
-----------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $   1,335,114  $   3,074,307  $    319,253  $    640,382
-----------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
39

                               Stock and Bond             European Value
                          --------------------------  ------------------------
                            Year Ended    Year Ended   Year Ended   Year Ended
                               6/30/01       6/30/00      6/30/01      6/30/00
-------------------------------------------------------------------------------
Operations
Net investment income     $  1,509,394  $  2,114,483  $    34,593  $    82,538
Net realized gain (loss)
 from investment
 transactions                 (183,028)    5,523,658     (891,069)   1,836,797
Net change in unrealized
 appreciation or
 depreciation of
 investments                 5,855,680    (8,995,519)    (597,727)     (32,334)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                  7,182,046    (1,357,378)  (1,454,203)   1,887,001
-------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                    (1,133,158)   (1,568,157)     (24,253)     (30,095)
 Class B                      (175,731)     (245,431)      (1,555)      (5,021)
 Class C                       (96,121)     (143,080)        (344)      (1,092)
 Class R                      (128,449)     (137,173)     (55,294)     (49,434)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                    (3,655,370)   (2,146,376)    (273,483)     (17,974)
 Class B                      (816,503)     (477,311)    (292,124)     (16,300)
 Class C                      (451,379)     (278,764)     (74,185)      (3,569)
 Class R                      (368,528)     (162,756)    (455,260)     (22,473)
-------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (6,825,239)   (5,159,048)  (1,176,498)    (145,958)
-------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                   9,075,897    10,886,010    8,421,999    2,541,787
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               4,661,808     3,505,664      604,569       69,293
-------------------------------------------------------------------------------
                            13,737,705    14,391,674    9,026,568    2,611,080
Cost of shares redeemed    (15,842,494)  (24,915,310)  (9,653,711)  (2,452,341)
-------------------------------------------------------------------------------
Net increase (decrease)
 in assets from Fund
 share transactions         (2,104,789)  (10,523,636)    (627,143)     158,739
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              (1,747,982)  (17,040,062)  (3,257,844)   1,899,782
Net assets at the
 beginning of year          74,914,565    91,954,627   13,153,726   11,253,944
-------------------------------------------------------------------------------
Net assets at the end of
 year                     $ 73,166,583  $ 74,914,565  $ 9,895,882  $13,153,726
-------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $     10,194  $     34,259  $     7,709  $    73,516
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
40

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust com-prises the Nuveen Large-Cap Value Fund ("Large-Cap Value"), the Nuveen Bal-anced Municipal and Stock Fund ("Municipal and Stock"), the Nuveen Balanced Stock and Bond Fund ("Stock and Bond") and the Nuveen European Value Fund ("European Value") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Effective January 2, 2001, the Nuveen Growth and Income Stock Fund changed its name to the Nuveen Large-Cap Value Fund. Large-Cap Value invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securi-ties, the Fund may invest in cash equivalents and short-term fixed income in-vestments in order to preserve capital or to enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equiva-lents for capital growth, capital preservation and current income. During tem-porary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

European Value invests primarily in a diversified portfolio of stocks of es-tablished, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure. The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European com-panies that may or may not be publicly traded in the U.S.; and debt obliga-tions issued or guaranteed by European governments, their agencies, authori-ties or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are pri-marily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securi-ties exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily avail-able (which is usually the case for municipal bonds), the pricing service es-tablishes fair market value based on prices of comparable securities. Tempo-rary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value. If it is determined that market prices for a secu-rity are unavailable or inappropriate, the Board of Trustees of the Funds, may establish a fair value for the security.

Equity securities in the Funds are typically priced at 4:00 p.m. eastern time. Due to technical difficulties in the NASDAQ system on June 29, 2001, which re-sulted in no available prices at 4:00 p.m. eastern time, the NASDAQ market re-mained open one additional hour. Consequently, all NASDAQ traded securities held by the Funds on June 29, 2001 were priced using the 5:00 p.m. eastern time closing price.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their delayed delivery and/or when-issued pur-chase commitments. At June 30, 2001, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the basis of interest accrued, adjusted for accretion of discounts and in the case of Municipal and Stock, amortization of premiums.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annu-ally for Large-Cap Value, Municipal and Stock, and European Value and quar-terly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized cap-ital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

-------------------------------------------------------------------------------
41

Distributions to shareholders of net investment income and net realized capi-tal gains are recorded on the ex-dividend date. The amount and timing of dis-tributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differ-ences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Funds intend to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no fed-eral tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock Fund during the fiscal year ended June 30, 2001, have been designated Exempt Inter-est Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are au-thorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2001.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs
Each Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month pe-riod beginning August 7, 1996 for Large-Cap Value, Municipal and Stock, and Stock and Bond and May 29, 1998, for European Value. If any of the initial shares of the Fund are redeemed during this period, the proceeds of the re-demption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations
To the extent that European Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its cur-rency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denomi-nated in foreign currencies are converted into U.S. dollars on a spot (i.e.
cash) basis at the spot rate prevailing in the foreign currency exchange mar-ket at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net real-ized and unrealized gain (loss) on investments.

Foreign Currency Transactions
European Value may engage in foreign currency exchange transactions in connec-tion with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin de-posit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In ad-dition, the Fund may segregate assets to cover its futures contracts obliga-tions.


-------------------------------------------------------------------------------
42

The objective of European Value's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency de-nominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency for-ward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contrac-tual amounts of forward foreign currency exchange contracts does not necessar-ily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 2001, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

2. Fund Shares

Transactions in Fund shares were as follows:

                                          Large-Cap Value
                         ----------------------------------------------------
                            Year Ended 6/30/01         Year Ended 6/30/00
                         -------------------------  -------------------------
                             Shares         Amount      Shares         Amount
------------------------------------------------------------------------------
Shares sold:
 Class A                  2,021,640  $  49,282,356   1,761,871  $  44,811,297
 Class B                    471,315     11,503,762     967,092     24,522,740
 Class C                    671,872     16,522,737   1,135,150     28,507,655
 Class R                     75,475      1,863,087     161,754      4,096,651
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                  1,825,369     43,898,972     962,657     24,267,663
 Class B                    215,007      5,103,199     105,666      2,637,854
 Class C                    130,554      3,094,848      42,467      1,058,472
 Class R                     74,103      1,789,275      35,163        888,930
------------------------------------------------------------------------------
                          5,485,335    133,058,236   5,171,820    130,791,262
------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (3,770,156)   (93,738,400) (4,534,195)  (114,268,646)
 Class B                   (780,031)   (19,228,576)   (754,744)   (18,838,768)
 Class C                   (451,634)   (11,186,544)   (416,410)   (10,390,237)
 Class R                    (86,533)    (2,146,541)    (98,505)    (2,481,191)
------------------------------------------------------------------------------
                         (5,088,354)  (126,300,061) (5,803,854)  (145,978,842)
------------------------------------------------------------------------------
Net increase (decrease)     396,981  $   6,758,175    (632,034) $ (15,187,580)
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
43


                                       Municipal and Stock
                         --------------------------------------------------
                           Year Ended 6/30/01        Year Ended 6/30/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                    197,329  $  4,811,115     404,996  $  9,963,144
 Class B                    184,352     4,588,076     248,954     6,223,578
 Class C                     98,436     2,453,450     117,947     2,957,347
 Class R                      4,647       110,221      10,768       263,303
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    209,838     5,081,459     104,555     2,584,344
 Class B                     57,082     1,404,132      19,984       503,090
 Class C                     19,242       472,733       6,904       172,438
 Class R                      2,878        69,124       1,298        31,863
----------------------------------------------------------------------------
                            773,804    18,990,310     915,406    22,699,107
----------------------------------------------------------------------------
Shares redeemed:
 Class A                   (704,530)  (17,270,818) (1,537,171)  (37,787,854)
 Class B                   (411,893)  (10,281,141)   (470,498)  (11,702,549)
 Class C                   (140,308)   (3,513,505)   (323,269)   (8,007,667)
 Class R                     (6,732)     (162,285)    (12,681)     (307,119)
----------------------------------------------------------------------------
                         (1,263,463)  (31,227,749) (2,343,619)  (57,805,189)
----------------------------------------------------------------------------
Net increase (decrease)    (489,659) $(12,237,439) (1,428,213) $(35,106,082)
----------------------------------------------------------------------------

                                         Stock and Bond
                         --------------------------------------------------
                           Year Ended 6/30/01        Year Ended 6/30/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                    160,956  $  4,094,887     208,394  $  5,424,708
 Class B                    115,735     2,948,417      92,046     2,420,178
 Class C                     56,517     1,434,687      91,257     2,385,624
 Class R                     23,234       597,906      25,474       655,500
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    136,088     3,415,832     104,968     2,725,992
 Class B                     22,890       573,223      14,345       371,683
 Class C                      7,913       198,210       5,005       129,615
 Class R                     18,905       474,543      10,719       278,374
----------------------------------------------------------------------------
                            542,238    13,737,705     552,208    14,391,674
----------------------------------------------------------------------------
Shares redeemed:
 Class A                   (437,176)  (11,217,890)   (714,987)  (18,543,074)
 Class B                    (98,109)   (2,514,230)   (134,944)   (3,482,397)
 Class C                    (69,770)   (1,803,185)    (96,385)   (2,477,972)
 Class R                    (11,917)     (307,189)    (16,156)     (411,867)
----------------------------------------------------------------------------
                           (616,972)  (15,842,494)   (962,472)  (24,915,310)
----------------------------------------------------------------------------
Net increase (decrease)     (74,734) $ (2,104,789)   (410,264) $(10,523,636)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
44


                                            European Value
                               --------------------------------------------
                                Year Ended 6/30/01     Year Ended 6/30/00
                               ---------------------  ---------------------
                                 Shares       Amount    Shares       Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                        199,493  $ 3,828,394    43,145  $   963,730
 Class B                         17,918      364,919    24,436      554,536
 Class C                         53,439      988,604     7,549      171,403
 Class R                        172,034    3,240,082    36,974      852,118
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                         11,142      218,311     1,478       34,370
 Class B                          9,584      185,017       562       12,755
 Class C                          1,605       30,959        77        1,748
 Class R                          8,655      170,282       875       20,420
----------------------------------------------------------------------------
                                473,870    9,026,568   115,096    2,611,080
----------------------------------------------------------------------------
Shares redeemed:
 Class A                       (228,093)  (4,420,106)  (62,628)  (1,406,509)
 Class B                        (31,307)    (635,102)  (29,349)    (659,593)
 Class C                        (57,621)  (1,072,029)   (5,642)    (120,771)
 Class R                       (186,413)  (3,526,474)  (11,818)    (265,468)
----------------------------------------------------------------------------
                               (503,434)  (9,653,711) (109,437)  (2,452,341)
----------------------------------------------------------------------------
Net increase (decrease)         (29,564) $  (627,143)    5,659  $   158,739
----------------------------------------------------------------------------

3. Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2001, to shareholders of record on July 9, 2001, as follows:

                     Municipal
                     and Stock
------------------------------
Dividend per share:
 Class A                $.0500
 Class B                 .0355
 Class C                 .0355
 Class R                 .0545
------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Gov-ernment and agency obligations and short-term investments for the fiscal year ended June 30, 2001, were as follows:

                                 Large-Cap   Municipal    Stock and    European
                                     Value   and Stock         Bond       Value
-------------------------------------------------------------------------------
Purchases:
 Investment securities      $  739,371,474 $54,550,925 $ 48,849,133 $28,934,131
 U.S. Government and agency
  obligations                2,420,123,251          --  275,406,345          --
 Short-term investments      2,323,107,679   3,000,000  201,307,537          --
Sales and maturities:
 Investment securities         800,099,610  76,557,757   47,967,553  29,903,386
 U.S. Government and agency
  obligations                2,420,650,000          --  285,359,568          --
 Short-term investments      2,347,429,915   3,000,000  199,850,000          --
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
45

At June 30, 2001, the cost of investments owned for federal income tax pur-poses were as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
                         $721,401,099  $130,267,264  $64,645,451  $10,265,169
------------------------------------------------------------------------------

At June 30, 2001, Large-Cap Value and European Value had unused capital loss carryforwards of $8,474,499 and $254,863, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire in the year 2009.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2001, were as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
Gross unrealized:
 appreciation            $145,072,472   $13,934,078  $ 9,720,471    $ 538,732
 depreciation             (21,550,503)   (5,284,798)  (1,540,770)    (906,373)
------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation)          $123,521,969   $ 8,649,280  $ 8,179,701    $(367,641)
------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Institutional Ad-visory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen
Company, the Funds pay an annual management fee, payable monthly, which is based upon the average daily net assets of the Funds as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
For the first $125
 million                   .8500 of 1%   .7500 of 1%  .7500 of 1%  .9500 of 1%
For the next $125
 million                   .8375 of 1    .7375 of 1   .7375 of 1   .9375 of 1
For the next $250
 million                   .8250 of 1    .7250 of 1   .7250 of 1   .9250 of 1
For the next $500
 million                   .8125 of 1    .7125 of 1   .7125 of 1   .9125 of 1
For the next $1 billion    .8000 of 1    .7000 of 1   .7000 of 1   .9000 of 1
For net assets over $2
 billion                   .7750 of 1    .6750 of 1   .6750 of 1   .8750 of 1
------------------------------------------------------------------------------

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 dis-tribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of Large-Cap Value, .95% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value. Effective August 1, 2000 through July 31,
2002, the Adviser agreed to waive fees and reimburse expenses in order to pre-vent total operating expenses (excluding 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.00% of the average daily net as-sets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has en-tered into a Sub-Advisory Agreement with Institutional Capital Corporation
("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the investment portfolio of Large-Cap Value, Stock and Bond, and European Value, as well as the equity portion of Municipal and Stock's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Ad-viser.

During the fiscal year ended June 30, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
Sales charges collected      $303,008       $86,942      $29,936       $1,195
Paid to authorized
 dealers                      267,890        76,088       26,350        1,055
------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

-------------------------------------------------------------------------------
46

During the fiscal year ended June 30, 2001, the Distributor compensated autho-rized dealers directly with commission advances at the time of purchase as follows:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
Commission advances           $408,557      $169,134     $71,748      $15,210
------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2001, the Distributor retained such 12b-1 fees as follows:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
12b-1 fees retained           $920,258      $350,696    $101,465      $26,297
------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2001, as follows:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
CDSC retained                 $413,973      $210,506     $57,179      $13,075
------------------------------------------------------------------------------

At June 30, 2001, The John Nuveen Company owned 1,250 shares of European Val-ue's Class A, B and C and 146,250 shares of European Value's Class R.

7. Composition of Net Assets

At June 30, 2001, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
Capital paid-in           $730,673,388  $133,321,873 $64,949,987  $10,510,677
Balance of undistributed
 net investment income       1,335,114       319,253      10,194        7,709
Accumulated net realized
 gain (loss) from
 investment transactions   (15,150,902)       28,009    (481,261)  (1,020,223)
Net unrealized
 appreciation of
 investments               130,198,373     8,979,967   8,687,663      397,719
------------------------------------------------------------------------------
Net assets                $847,055,973  $142,649,102 $73,166,583  $ 9,895,882
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
47

8. Investment Composition

At June 30, 2001, the revenue sources expressed as a percent of total invest-ments were as follows:

                                   Large-Cap  Municipal  Stock and  European
                                       Value  and Stock       Bond     Value
-----------------------------------------------------------------------------
Basic Materials                            5%         1%         4%        4%
Capital Goods                             11          5          8        --
Consumer Cyclicals                        15          6         10        25
Consumer Staples                           4          2          2         9
Education and Civic Organizations         --          6         --        --
Energy                                     8          4          6         8
Financials                                29         13         21        37
Healthcare                                 9         10          6         8
Housing/Multifamily                       --          2         --        --
Housing/Single Family                     --          3         --        --
Tax Obligation/General                    --          3         --        --
Tax Obligation/Limited                    --          7         --        --
Technology                                 5          2          4        --
Transportation                             2          8          2        --
U.S. Guaranteed                           --          6         29        --
Utilities                                 12         20          8         9
Other                                     --          2         --        --
-----------------------------------------------------------------------------
                                         100%       100%       100%      100%
-----------------------------------------------------------------------------

29% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

-------------------------------------------------------------------------------
48

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations        Less Distributions
                          ---------------------------  ------------------------
LARGE-CAP VALUE
                                          Net
                                    Realized/
                                   Unrealized
               Beginning      Net     Invest-              Net                   Ending
                     Net  Invest-        ment          Invest-                      Net
Year Ended         Asset     ment        Gain             ment  Capital           Asset     Total
June 30,           Value   Income      (Loss)   Total   Income    Gains   Total   Value Return(a)
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001           $   24.35   $ .16      $ 2.49  $ 2.65    $(.21)  $(2.39) $(2.60) $24.40     11.02%
 2000               27.07     .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)
 1999               26.50     .19        2.64    2.83     (.04)   (2.22)  (2.26)  27.07     12.37
 1998               24.01     .26        4.55    4.81     (.25)   (2.07)  (2.32)  26.50     21.59
 1997(d)**          17.96     .30        6.18    6.48     (.20)    (.23)   (.43)  24.01     36.30
Class B (8/96)
 2001               24.17    (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23
 2000               26.87     .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)
 1999               26.47     .01        2.61    2.62       --    (2.22)  (2.22)  26.87     11.52
 1998               24.00     .10        4.51    4.61     (.07)   (2.07)  (2.14)  26.47     20.70
 1997(d)**          17.97     .21        6.13    6.34     (.08)    (.23)   (.31)  24.00     35.37
Class C (8/96)
 2001               24.13    (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24
 2000               26.84     .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)
 1999               26.43     .01        2.62    2.63       --    (2.22)  (2.22)  26.84     11.58
 1998               23.98     .10        4.49    4.59     (.07)   (2.07)  (2.14)  26.43     20.63
 1997(d)**          17.97     .21        6.11    6.32     (.08)    (.23)   (.31)  23.98     35.26
Class R (8/96)
 2001               24.41     .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24
 2000               27.14     .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)
 1999               26.52     .24        2.67    2.91     (.07)   (2.22)  (2.29)  27.14     12.71
 1998               24.02     .32        4.56    4.88     (.31)   (2.07)  (2.38)  26.52     21.91
 1997(d)**          17.96     .30        6.24    6.54     (.25)    (.23)   (.48)  24.02     36.65
--------------------------------------------------------------------------------------------------
Class (Inception Date)
                                   Ratios/Supplemental Data
             -------------------------------------------------------------------------------
                       Before Credit/            After          After Credit/
                       Reimbursement        Reimbursement(b)   Reimbursement(c)
LARGE-CAP VALUE       --------------------- ------------------ ------------------
                                  Ratio                 Ratio              Ratio
                                 of Net                of Net             of Net
                                Invest-               Invest-            Invest-
                      Ratio of     ment     Ratio of     ment  Ratio of     ment
                      Expenses   Income     Expenses   Income  Expenses   Income
               Ending       to       to           to       to        to       to
                  Net  Average  Average      Average  Average   Average  Average  Portfolio
Year Ended     Assets      Net      Net          Net      Net       Net      Net   Turnover
June 30,        (000)   Assets   Assets       Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001        $672,917     1.34%       .62%      1.33%     .63%     1.32%     .64%        90%
 2000         669,651     1.34        .82       1.30      .85      1.30      .86        155
 1999         793,546     1.28        .72       1.24      .76      1.24      .76        134
 1998         790,063     1.36        .88       1.20     1.04      1.20     1.04        131
 1997(d)**    616,209     1.28*      1.45*      1.20*    1.53*     1.20*    1.53*       110
Class B (8/96)
 2001          91,117     2.09       (.13)      2.08     (.11)     2.07     (.11)        90
 2000          93,275     2.09        .08       2.06      .11      2.05      .12        155
 1999          95,174     2.03       (.01)      1.99      .03      1.99      .03        134
 1998          71,909     2.11        .22       1.95      .38      1.95      .38        131
 1997(d)**     10,664     2.03*       .95*      1.95*    1.03*     1.95*    1.03*       110
Class C (8/96)
 2001          63,835     2.09       (.14)      2.07     (.13)     2.07     (.12)        90
 2000          55,303     2.11        .06       2.07      .09      2.05      .10        155
 1999          41,071     2.02        .01       1.98      .04      1.98      .04        134
 1998          21,426     2.11        .23       1.95      .39      1.95      .39        131
 1997(d)**      3,630     2.03*       .96*      1.95*    1.04*     1.95*    1.04*       110
Class R (8/96)
 2001          19,188     1.09        .86       1.08      .88      1.07      .88         90
 2000          17,604     1.10       1.06       1.06     1.09      1.05     1.10        155
 1999          16,904     1.03        .96        .99     1.00       .99     1.00        134
 1998          18,335     1.11       1.10        .95     1.26       .95     1.26        131
 1997(d)**     15,647     1.47*      1.04*       .95*    1.56*      .95*    1.56*       110
--------------------------------------------------------------------------------------------------

* Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
49

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                           Investment Operations       Less Distributions
                          -------------------------  ------------------------
MUNICIPAL AND STOCK
                                         Net
                                   Realized/
                                  Unrealized
               Beginning      Net    Invest-             Net                   Ending
                     Net  Invest-       ment         Invest-                      Net
Year Ended         Asset     ment       Gain            ment  Capital           Asset     Total
June 30,           Value   Income     (Loss)  Total   Income    Gains   Total   Value Return(a)
------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $    24.31    $.73      $1.09  $1.82    $(.85)  $(1.13) $(1.98) $24.15      7.60%
 2000               25.45     .74       (.96)  (.22)    (.81)    (.11)   (.92)  24.31      (.83)
 1999               25.46     .62        .70   1.32     (.65)    (.68)  (1.33)  25.45      5.49
 1998               23.11     .67       2.66   3.33     (.61)    (.37)   (.98)  25.46     14.71
 1997(d)            20.00     .56       3.02   3.58     (.42)    (.05)   (.47)  23.11     18.05
Class B (8/96)
 2001               24.70     .56       1.10   1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000               25.65     .57       (.97)  (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
 1999               25.53     .46        .68   1.14     (.34)    (.68)  (1.02)  25.65      4.71
 1998               23.11     .49       2.67   3.16     (.37)    (.37)   (.74)  25.53     13.91
 1997(d)            20.00     .40       3.04   3.44     (.28)    (.05)   (.33)  23.11     17.32
Class C (8/96)
 2001               24.68     .56       1.10   1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000               25.63     .57       (.97)  (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
 1999               25.51     .45        .69   1.14     (.34)    (.68)  (1.02)  25.63      4.71
 1998               23.10     .49       2.66   3.15     (.37)    (.37)   (.74)  25.51     13.87
 1997(d)            20.00     .40       3.03   3.43     (.28)    (.05)   (.33)  23.10     17.27
Class R (8/96)
 2001               24.13     .78       1.09   1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000               25.33     .80       (.96)  (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
 1999               25.39     .68        .71   1.39     (.77)    (.68)  (1.45)  25.33      5.81
 1998               23.11     .72       2.66   3.38     (.73)    (.37)  (1.10)  25.39     14.94
 1997(d)            20.00     .61       3.03   3.64     (.48)    (.05)   (.53)  23.11     18.38
------------------------------------------------------------------------------------------------
Class (Inception Date)
                                  Ratios/Supplemental Data
            -------------------------------------------------------------------------------
                      Before Credit/            After          After Credit/
                      Reimbursement        Reimbursement(b)   Reimbursement(c)
MUNICIPAL AND STOCK  --------------------- ------------------ ------------------
                                 Ratio                 Ratio              Ratio
                                of Net                of Net             of Net
                               Invest-               Invest-            Invest-
                     Ratio of     ment     Ratio of     ment  Ratio of     ment
                     Expenses   Income     Expenses   Income  Expenses   Income
              Ending       to       to           to       to        to       to
                 Net  Average  Average      Average  Average   Average  Average  Portfolio
Year Ended    Assets      Net      Net          Net      Net       Net      Net   Turnover
June 30,       (000)   Assets   Assets       Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------
Class A (8/96)
 2001       $ 85,586     1.26%      2.96%      1.24%    2.98%     1.24%    2.98%        37%
 2000         93,400     1.26       2.95       1.21     3.01      1.20     3.02         53
 1999        123,917     1.23       2.49       1.19     2.52      1.19     2.52         52
 1998        117,005     1.36       2.47       1.10     2.73      1.10     2.73         87
 1997(d)      79,952     1.58*      2.31*      1.10*    2.79*     1.10*    2.79*        32
Class B (8/96)
 2001         41,641     2.01       2.22       1.99     2.23      1.99     2.23         37
 2000         45,779     2.01       2.20       1.96     2.26      1.95     2.27         53
 1999         52,718     1.98       1.80       1.94     1.83      1.94     1.83         52
 1998         32,384     2.10       1.71       1.85     1.96      1.85     1.96         87
 1997(d)       2,051     2.22*      1.62*      1.85*    1.99*     1.85*    1.99*        32
Class C (8/96)
 2001         14,302     2.01       2.22       1.99     2.23      1.99     2.23         37
 2000         14,837     2.01       2.21       1.96     2.27      1.95     2.28         53
 1999         20,498     1.98       1.76       1.94     1.80      1.94     1.80         52
 1998         14,908     2.11       1.71       1.85     1.97      1.85     1.97         87
 1997(d)       1,559     2.29*      1.53*      1.85*    1.97*     1.85*    1.97*        32
Class R (8/96)
 2001          1,120     1.01       3.21       1.00     3.22       .99     3.23         37
 2000          1,111     1.01       3.20        .96     3.26       .95     3.26         53
 1999          1,182      .98       2.72        .94     2.76       .94     2.77         52
 1998          1,353     1.11       2.73        .85     2.99       .85     2.99         87
 1997(d)       6,963     2.05*      1.96*       .85*    3.16*      .85*    3.16*        32
------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
50

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                       Investment Operations       Less Distributions
                      -------------------------  ------------------------
STOCK AND BOND
                                     Net
                               Realized/
                              Unrealized
            Beginning     Net    Invest-             Net                   Ending             Ending
                  Net Invest-       ment         Invest-                      Net                Net
Year Ended      Asset    ment       Gain            ment  Capital           Asset     Total   Assets
June 30,        Value  Income     (Loss)  Total   Income    Gains   Total   Value Return(a)    (000)
----------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $25.20    $.57     $ 2.00  $2.57    $(.58)  $(1.94) $(2.52) $25.25     10.39% $49,030
 2000           27.18     .69      (1.02)  (.33)    (.70)    (.95)  (1.65)  25.20     (1.23)  52,470
 1999           26.39     .58       1.93   2.51     (.57)   (1.15)  (1.72)  27.18     10.21   67,512
 1998           23.84     .77       3.11   3.88     (.76)    (.57)  (1.33)  26.39     16.71   69,614
 1997(d)        20.00     .70       3.66   4.36     (.42)    (.10)   (.52)  23.84     22.04   56,686
Class B (8/96)
 2001           25.20     .37       2.00   2.37     (.38)   (1.94)  (2.32)  25.25      9.58   12,243
 2000           27.18     .50      (1.02)  (.52)    (.51)    (.95)  (1.46)  25.20     (1.97)  11,200
 1999           26.39     .39       1.93   2.32     (.38)   (1.15)  (1.53)  27.18      9.39   12,856
 1998           23.84     .59       3.10   3.69     (.57)    (.57)  (1.14)  26.39     15.86   10,356
 1997(d)        20.00     .46       3.75   4.21     (.27)    (.10)   (.37)  23.84     21.26      646
Class C (8/96)
 2001           25.21     .37       2.00   2.37     (.38)   (1.94)  (2.32)  25.26      9.58    6,498
 2000           27.19     .50      (1.02)  (.52)    (.51)    (.95)  (1.46)  25.21     (1.93)   6,620
 1999           26.39     .40       1.93   2.33     (.38)   (1.15)  (1.53)  27.19      9.39    7,142
 1998           23.84     .59       3.10   3.69     (.57)    (.57)  (1.14)  26.39     15.86    4,142
 1997(d)        20.00     .53       3.68   4.21     (.27)    (.10)   (.37)  23.84     21.26      980
Class R (8/96)
 2001           25.19     .62       2.01   2.63     (.64)   (1.94)  (2.58)  25.24     10.66    5,396
 2000           27.18     .76      (1.03)  (.27)    (.77)    (.95)  (1.72)  25.19     (1.02)   4,625
 1999           26.39     .65       1.93   2.58     (.64)   (1.15)  (1.79)  27.18     10.48    4,445
 1998           23.84     .83       3.11   3.94     (.82)    (.57)  (1.39)  26.39     16.99    3,413
 1997(d)        20.00     .61       3.80   4.41     (.47)    (.10)   (.57)  23.84     22.31    6,052
----------------------------------------------------------------------------------------------------
Class (Inception Date)
                          Ratios/Supplemental Data
            -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(b)   Reimbursement(c)
STOCK AND BOND---------------- ------------------ ------------------
                        Ratio              Ratio              Ratio
                       of Net             of Net             of Net
                      Invest-            Invest-            Invest-
            Ratio of     ment  Ratio of     ment  Ratio of     ment
            Expenses   Income  Expenses   Income  Expenses   Income
                  to       to        to       to        to       to
             Average  Average   Average  Average   Average  Average  Portfolio
Year Ended       Net      Net       Net      Net       Net      Net   Turnover
June 30,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------
Class A (8/96)
 2001           1.41%    2.04%     1.25%    2.20%     1.24%    2.21%        73%
 2000           1.38     2.50      1.21     2.66      1.20     2.67         81
 1999           1.36     2.10      1.19     2.27      1.19     2.27         96
 1998           1.48     2.68      1.10     3.06      1.10     3.06         86
 1997(d)        1.71*    2.78*     1.10*    3.39*     1.10*    3.39*        52
Class B (8/96)
 2001           2.15     1.28      2.00     1.43      1.99     1.44         73
 2000           2.13     1.76      1.96     1.92      1.95     1.93         81
 1999           2.11     1.38      1.94     1.54      1.94     1.54         96
 1998           2.24     1.93      1.85     2.32      1.85     2.32         86
 1997(d)        2.49*    1.59*     1.85*    2.23*     1.85*    2.23*        52
Class C (8/96)
 2001           2.15     1.29      2.00     1.44      1.99     1.45         73
 2000           2.13     1.76      1.96     1.93      1.95     1.93         81
 1999           2.10     1.38      1.94     1.54      1.94     1.55         96
 1998           2.24     1.92      1.85     2.31      1.85     2.31         86
 1997(d)        2.31*    2.07*     1.85*    2.53*     1.85*    2.53*        52
Class R (8/96)
 2001           1.15     2.27      1.00     2.42       .99     2.43         73
 2000           1.13     2.74       .96     2.91       .95     2.92         81
 1999           1.11     2.37       .94     2.53       .94     2.53         96
 1998           1.23     2.94       .85     3.32       .85     3.32         86
 1997(d)        2.29*    1.68*      .85*    3.12*      .85*    3.12*        52
----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
51

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations        Less Distributions
                      ---------------------------  ------------------------
EUROPEAN VALUE
                                      Net
                                Realized/
                               Unrealized
            Beginning     Net     Invest-              Net                   Ending             Ending
                  Net Invest-        ment          Invest-                      Net                Net
Year Ended      Asset    ment        Gain             ment  Capital           Asset     Total   Assets
June 30,        Value  Income      (Loss)   Total   Income    Gains   Total   Value Return(a)    (000)
------------------------------------------------------------------------------------------------------
Class A (5/98)
 2001          $23.34   $ .09      $(2.67) $(2.58)   $(.18)  $(2.04) $(2.22) $18.54    (11.60)% $2,355
 2000           20.17     .18        3.28    3.46     (.18)    (.11)   (.29)  23.34     17.22    3,373
 1999           19.86     .22         .10     .32     (.01)      --    (.01)  20.17      1.63    3,277
 1998(d)        20.00     .02        (.14)   (.12)    (.02)      --    (.02)  19.86      (.59)     102
Class B (5/98)
 2001           23.17    (.06)      (2.67)  (2.73)    (.01)   (2.04)  (2.05)  18.39    (12.21)   2,723
 2000           20.04     .01        3.26    3.27     (.03)    (.11)   (.14)  23.17     16.34    3,518
 1999           19.87     .04         .13     .17       --       --      --   20.04       .86    3,130
 1998(d)        20.00     .03        (.15)   (.12)    (.01)      --    (.01)  19.87      (.60)     335
Class C (5/98)
 2001           23.16    (.06)      (2.66)  (2.72)    (.01)   (2.04)  (2.05)  18.39    (12.16)     642
 2000           20.04     .01        3.25    3.26     (.03)    (.11)   (.14)  23.16     16.29      868
 1999           19.87     .07         .10     .17       --       --      --   20.04       .86      711
 1998(d)        20.00     .01        (.13)   (.12)    (.01)      --    (.01)  19.87      (.60)      42
Class R (5/98)
 2001           23.39     .14       (2.68)  (2.54)    (.24)   (2.04)  (2.28)  18.57    (11.41)   4,177
 2000           20.21     .24        3.29    3.53     (.24)    (.11)   (.35)  23.39     17.44    5,395
 1999           19.87     .23         .13     .36     (.02)      --    (.02)  20.21      1.86    4,135
 1998(d)        20.00     .03        (.13)   (.10)    (.03)      --    (.03)  19.87      (.52)   3,240
------------------------------------------------------------------------------------------------------
Class (Inception Date)
                          Ratios/Supplemental Data
            --------------------------------------------------------------------
             Before Credit/          After          After Credit/
             Reimbursement      Reimbursement(b)   Reimbursement(c)
EUROPEAN VALUE----------------- ------------------ ------------------
                        Ratio               Ratio              Ratio
                       of Net              of Net             of Net
                      Invest-             Invest-            Invest-
            Ratio of     ment   Ratio of     ment  Ratio of     ment
            Expenses   Income   Expenses   Income  Expenses   Income
                  to       to         to       to        to       to
             Average  Average    Average  Average   Average  Average  Portfolio
Year Ended       Net      Net        Net      Net       Net      Net   Turnover
June 30,      Assets   Assets     Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------
Class A (5/98)
 2001           2.31%    (.32)%     1.55%     .45%     1.54%     .46%       263%
 2000           3.36    (1.00)      1.56      .80      1.55      .81        281
 1999           2.44      .26       1.55     1.15      1.55     1.15        230
 1998(d)       14.82*  (11.94)*     1.55*    1.33*     1.55*    1.33*         5
Class B (5/98)
 2001           3.06    (1.06)      2.30     (.30)     2.29     (.29)       263
 2000           4.17    (1.83)      2.31      .03      2.30      .04        281
 1999           3.17     (.68)      2.30      .19      2.30      .19        230
 1998(d)       14.56*  (10.67)*     2.30*    1.59*     2.30*    1.59*         5
Class C (5/98)
 2001           3.13    (1.15)      2.30     (.33)     2.29     (.32)       263
 2000           4.22    (1.86)      2.31      .05      2.30      .06        281
 1999           3.20     (.56)      2.30      .34      2.30      .35        230
 1998(d)       15.88*  (12.98)*     2.30*     .60*     2.30*     .60*         5
Class R (5/98)
 2001           2.05     (.06)      1.30      .69      1.29      .70        263
 2000           3.22     (.85)      1.31     1.06      1.30     1.07        281
 1999           2.20      .30       1.30     1.20      1.30     1.20        230
 1998(d)       15.04*  (11.99)*     1.30*    1.75*     1.30*    1.75*         5
------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
52

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (the "Funds")) (a Massachusetts business trust), including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indi-cated thereon. These financial statements and financial highlights are the re-sponsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of June 30, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirma-tion from brokers and, when replies were not received, we carried out alterna-tive auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets for each of the respective funds constituting the Nuveen Investment Trust as of June 30, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial high-lights for the periods indicated thereon in conformity with accounting princi-ples generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 2001

-------------------------------------------------------------------------------
53

                                     Notes

------
54

                                     Notes

------
55

                                     Notes

------
56

Fund Information

Board of Trustees
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, TX  75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

---------
57

        Serving
Investors
        For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr. appears here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com